As filed with the Securities and Exchange Commission on December 30, 2008

Registration No. 33-00628
811-4424

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933	☒
Post-Effective Amendment No. 44	☒

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 46	☒

Van Kampen Life Investment Trust
(Exact Name of Registrant as Specified in Declaration of Trust)
522 Fifth Avenue, New York, New York 10036
(Address of Principal Executive Offices)(Zip Code)
(212) 296-6990
Registrant’s Telephone Number, Including Area Code

AMY R. DOBERMAN, ESQ.
Managing Director
Van Kampen Investments Inc.
522 Fifth Avenue
New York, New York 10036
(Name and Address of Agent for Service)

Copies to:

CHARLES B. TAYLOR, ESQ.
Skadden, Arps, Slate, Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606
(312) 407-0700

Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.

It is proposed that this filing will become effective:
     ☐  immediately upon filing pursuant to paragraph (b)
     ☒  on January 5, 2009 pursuant to paragraph (b)
     ☐  60 days after filing pursuant to paragraph (a)(1)
     ☐  on (date) pursuant to paragraph (a)(1)
     ☐  75 days after filing pursuant to paragraph (a)(2)
     ☐  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest, par value $0.01 per share

MUTUAL FUNDS Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio This Prospectus is dated January 5, 2008 CLASS I SHARES

The Global Tactical Asset Allocation Portfolio’s investment objective is to seek capital appreciation over time. The Portfolio’s investment adviser seeks to achieve the Portfolio’s investment objective by investing primarily in a diversified mix of equity securities and fixed income securities of U.S. and non-U.S. issuers.

Shares of the Portfolio have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Risk/Return Summary	3

Fees and Expenses of the Portfolio	6

Van Kampen Life Investment Trust General Information	7

Investment Objective, Principal Investment Strategies and Risks	7

Investment Advisory Services	17

Purchase of Shares	18

Redemption of Shares	20

Frequent Purchases and Redemptions of Portfolio Shares	20

Dividends, Distributions and Taxes	21

Disclosure of Portfolio Holdings	22

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio, the Portfolio’s investment adviser or the Portfolio’s distributor. This Prospectus does not constitute an offer by the Portfolio or by the Portfolio’s distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

Risk/Return Summary
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Investment Objective
The Portfolio’s investment objective is to seek capital appreciation over time. The Portfolio’s investment objective may be changed without shareholder approval, but no change is anticipated.

Principal Investment Strategies
Under normal market conditions, the Portfolio’s investment adviser seeks to achieve the Portfolio’s investment objective by investing primarily in a diversified mix of equity securities and fixed income securities of U.S. and non-U.S. issuers.

The Portfolio’s investment adviser seeks to create a portfolio of assets that is widely diversified among equity securities and fixed income securities from issuers located around the world and within various sectors and currencies. The composition of the Portfolio’s portfolio will vary over time based upon the investment adviser’s evaluation through a combination of quantitative and fundamental analysis of economic and market trends and the anticipated relative capital appreciation available from particular countries, sectors and securities. The Portfolio’s investment adviser follows a top-down approach, first assessing the relative attractiveness of global asset classes. Within these global asset classes, the investment adviser evaluates the relative attractiveness of different regions and countries and then uses a sector selection process within different geographic regions. In the Portfolio’s portfolio management process, the Portfolio considers an equity security’s and a fixed income security’s potential for capital appreciation in its buy, hold and sell decisions. Under normal market conditions, the Portfolio will invest at least 40% of its total assets in non-U.S. securities and other investments and will invest in generally eight or more countries (including the United States). The Portfolio may invest in any country, including developing or emerging market countries. The Portfolio’s investments may be U.S. and non-U.S. dollar denominated. Portfolio securities are typically sold when the assessments of the Portfolio’s investment adviser for capital appreciation of individual securities changes or the investment adviser’s overall assessment of asset classes, countries, sectors or currencies materially change.

Under normal market conditions, the Portfolio invests primarily in (i) equity securities of U.S. and non-U.S. issuers, including common and preferred stocks, convertible securities and equity-linked securities, and rights and warrants to purchase equity securities, and (ii) fixed income securities of U.S. and non-U.S. issuers, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, securities issued or guaranteed by non-U.S. governments, their agencies or instrumentalities, corporate bonds and notes issued by U.S. and non-U.S. entities, mortgage-related or mortgage-backed securities, asset-backed securities, floating rate securities and inflation-linked fixed income securities. The Portfolio may invest a portion of its assets in below investment grade fixed income securities. The Portfolio may invest up to 10% of its total assets in other investment companies, including exchange traded funds (“ETFs”).

The Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts, swaps and currency-related transactions involving options, futures contracts, forward contracts and commodity linked derivatives (collectively, also referred to in this Prospectus as Strategic Transactions) for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks. The Portfolio may invest in certain opportunistic investments, including precious metals and energy and other assets that trade in the commodity markets, through investment in commodity linked derivatives, real estate investment trusts (“REITs”) and foreign real estate companies.

Principal Investment Risks
An investment in the Portfolio is subject to risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

Market risk. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. Stock prices of small- or medium-sized companies (in which the Portfolio may invest) may be more volatile than stock prices of larger

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companies. The prices of fixed income securities tend to fall as interest rates rise, and such declines tend to be greater among fixed income securities with longer maturities.

The yields and market prices of U.S. government securities may move differently and adversely compared to the yields and market prices of the overall securities market. U.S. government securities, while backed by the U.S. government, are not guaranteed against declines in their market prices.

The prices of mortgage-related securities, like those of traditional fixed income securities, tend to fall as interest rates rise. Mortgage-related securities may be more susceptible to further price declines than traditional fixed income securities in periods of rising interest rates because of extension risk (described below). In addition, mortgage-related securities may benefit less than traditional fixed income securities during periods of declining interest rates because of prepayment risk (described below).

Market risk is often greater among certain types of fixed income securities, such as zero coupon bonds which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Portfolio to greater market risk than a portfolio that does not own these types of securities.

When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Portfolio’s outstanding commitments for these securities, the greater the Portfolio’s exposure to market price fluctuations.

Foreign markets may, but often do not, move in tandem with U.S. markets, and foreign markets, especially developing or emerging market countries, may be more volatile than U.S. markets.

The financial markets in general are subject to volatility and may at times experience periods of extreme volatility and uncertainty, which may affect all investment securities, including equity securities, fixed income securities and derivative instruments. During such periods, fixed income securities of all credit qualities may become illiquid or difficult to sell at a time and a price that the Portfolio would like. The markets for other securities in which the Portfolio may invest may not function properly, which may affect the value of such securities and such securities may become illiquid. New or proposed laws may have an impact on the Portfolio’s investments and the Portfolio’s investment adviser is unable to predict what effect, if any, such legislation may have on the Portfolio.

Credit risk. Credit risk refers to an issuer’s ability to make timely payments of interest and principal. To the extent that the Portfolio invests in securities with medium- or lower credit qualities, it is subject to a higher level of credit risk than a portfolio that invests only in investment grade securities. The credit quality of noninvestment grade securities is considered speculative by recognized rating agencies with respect to the issuer’s continuing ability to pay interest and principal. Lower-grade securities (also sometimes known as “junk bonds”) may have less liquidity and a higher incidence of default than higher-grade securities. The Portfolio may incur higher expenses to protect the Portfolio’s interest in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures or adverse economic conditions, such as a recession, than are higher-grade securities.

Income risk. The income you receive from the Portfolio is based primarily on interest rates, which can very widely over the short- and long-term. If interest rates drop, your income from the Portfolio may drop as well.

The more the Portfolio invests in adjustable, variable or floating rate securities or in securities susceptible to prepayment risk, the greater the Portfolio’s income risk.

Prepayment or call risk. If interest rates fall, it is possible that issuers of fixed income securities with high interest rates will prepay or “call” their securities before their maturity dates. In this event, the proceeds from the prepaid or called securities would likely be reinvested by the Portfolio in securities bearing the new, lower interest rates, resulting in a possible decline in the Portfolio’s income and distributions to shareholders.

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The Portfolio may invest in pools of mortgages issued or guaranteed by private organizations or U.S. government agencies. These mortgage-related securities are especially sensitive to prepayment risk because borrowers often refinance their mortgages when interest rates drop.

Extension risk. The prices of fixed income securities tend to fall as interest rates rise. For mortgage-related securities, if interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of the securities and lengthen their durations.

Inflation-linked fixed securities risk. The Portfolio may invest in inflation-linked fixed income securities issued by the U.S. government, its agencies and instrumentalities, foreign governments, their agencies and instrumentalities, and corporations. Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security provides principal payments and interest payments, both of which are adjusted over time to reflect a direct correlation to either a rise (inflation) or a drop (deflation) in the general price level. Inflation measurement and adjustment for an inflation-indexed have two important features. There is generally some lag between the time that inflation occurs in the economy and when it is factored into inflation-indexed security valuations. In addition, the inflation index generally used is the non-seasonally adjusted index, which is not statistically smoothed to overcome highs and lows observed at different points each year. The use of the non-seasonally adjusted index can cause the Portfolio’s income level to fluctuate.

Foreign risks. Because the Portfolio owns securities of foreign issuers, it is subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The Portfolio may also invest in issuers in developing or emerging market countries, which are subject to greater risks than investments in securities of issuers in developed countries. To the extent the Portfolio focuses its assets in a single country or region, its portfolio would be more susceptible to factors adversely affecting issuers in that country or region.

Risks of investing in REITs and foreign real estate companies. Investing in REITs and foreign real estate companies makes the Portfolio susceptible to the risks associated with the ownership of real estate and with the real estate industry in general. In addition, REITs and foreign real estate companies depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs and foreign real estate companies must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses.

Risks of using derivative instruments. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts, and currency-related transactions involving options, futures contracts, forward contracts and swaps (collectively, also referred to in this Prospectus as Strategic Transactions) are examples of derivative instruments. Strategic Transactions involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

The Portfolio’s investments in commodity linked derivatives to gain exposure to investment returns of assets that trade in the commodity market may subject the Portfolio to greater volatility than investment in traditional securities. The value of commodity linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. The prices of precious metals and precious metal related securities, in particular, have historically been very volatile.

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Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio

Manager risk. As with any managed fund, the Portfolio’s investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Portfolio’s performance may lag behind that of similar funds.

Investor Profile
In light of the Portfolio’s investment objectives and principal investment strategies, the Portfolio may be appropriate for investors who:

•	Seek capital appreciation over time

•	Are willing to take on the increased risks associated with investing in foreign securities

•	Can withstand volatility in the value of their Portfolio shares

•	Wish to add to their investment portfolio a fund that invests primarily in equity securities and fixed income securities of U.S. and non-U.S. issuers

An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

Performance Information
As of the date of this Prospectus, the Portfolio has not yet completed a full calendar year of investment operations. When the Portfolio has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Portfolio. The information could serve as a basis for investors to evaluate the Portfolio’s performance and risks by looking at how the Portfolio’s performance varies from year to year and how the Portfolio performance compares to a broad-based market index that the Portfolio’s investment adviser believes is an appropriate benchmark for the Portfolio. Past performance of the Portfolio is not indicative of its future performance.

Fees and Expenses
of the Portfolio
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Class I
Shares

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Management fees(1)	0.75%

Distribution and/or service (12b-1) fees	None

Other expenses(1)	0.49%

Total annual portfolio operating expenses (as a percentage of net assets)(1)	1.24%

(1)	The Portfolio’s investment adviser intends to voluntarily waive or reimburse all or a portion of the Portfolio’s management fees or other expenses such that the actual total annual portfolio operating expenses to be paid for the Portfolio’s first twelve months of operations do not exceed 0.90%. After the Portfolio’s first twelve months of operations, the fee waivers or expense reimbursements can be terminated at any time at the discretion of the Portfolio’s investment adviser.

Example:

The following example is intended to help you compare the cost of investing in the Portfolio with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One	Three
	Year	Years

Class I Shares	$126	$393

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The annual Portfolio operating expenses do not reflect sales charges or other expenses at the contract level that would be paid by investors. If sales charges or other expenses at the contract level had been included, the expenses shown above would have been higher.

Van Kampen Life
Investment Trust
General Information
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Van Kampen Life Investment Trust (the “Trust”) is an open-end management investment company which currently offers shares in eight separate portfolios, including this Global Tactical Asset Allocation Portfolio. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.

Shares of each portfolio are sold only to separate accounts (the “Accounts”) of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance policies (the “Contracts”). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners (“Contract Owners”). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus. The Trust expects that the shares of a portfolio purchased by an Account constitute all of the assets of a single segregated asset account (as determined for U.S. federal income tax purposes) of the Account.

Investment Objective,
Principal Investment
Strategies and Risks
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Investment Objective
The Portfolio’s investment objective is to seek capital appreciation over time. The Portfolio’s investment objective may be changed by the Portfolio’s Board of Trustees without shareholder approval, but no change is anticipated. If the Portfolio’s investment objective changes, the Portfolio will notify shareholders and shareholders should consider whether the Portfolio remains an appropriate investment in light of the changes. There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Portfolio will achieve its investment objective.

Principal Investment
Strategies and Risks
Under normal market conditions, the Portfolio’s investment adviser seeks to achieve the Portfolio’s investment objective by investing primarily in a diversified mix of equity securities and fixed income securities of U.S. and non-U.S. issuers.

Under normal market conditions, the Portfolio invests primarily in (i) equity securities of U.S. and non-U.S. issuers, including common and preferred stocks, convertible securities and equity-linked securities, and rights and warrants to purchase equity securities, and (ii) fixed income securities of U.S. and non-U.S. issuers, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, securities issued or guaranteed by non-U.S. governments, their agencies and instrumentalities, corporate bonds and notes issued by U.S. and non-U.S. entities, mortgage-related or mortgage-backed securities, asset-backed securities and floating rate securities. To the extent that the Portfolio invests in derivative instruments that the Portfolio’s investment adviser believes have economic characteristics similar to equity securities and fixed income securities of U.S. and non-U.S. issuers, such investments will be counted for purposes of the Portfolio’s policy in the previous sentence. To the extent the Portfolio makes such investments, the Portfolio will be subject to the risks of such

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derivative instruments. For a discussion of derivative instruments, including the risks associated therewith, please see the section herein entitled “Strategic Transactions” and in the section titled the same in the Portfolio’s Statement of Additional Information.

The Portfolio’s investment adviser seeks to create a portfolio of assets that is widely diversified among equity securities and fixed income securities from issuers located around the world and within various sectors and currencies. The composition of the Portfolio’s portfolio will vary over time based upon the evaluation of the Portfolio’s investment adviser of economic and market trends and the anticipated relative capital appreciation available from particular countries, sectors and securities. The Portfolio may invest in any country, including developing or emerging market countries. The Portfolio’s investments may be U.S. and non-U.S. dollar denominated.

The Portfolio’s investment adviser seeks to implement a global investment strategy that utilizes multiple asset classes, countries, sectors and currencies through a combination of quantitative and fundamental analysis. The Portfolio’s investment adviser follows a top-down approach, first assessing the relative attractiveness of global asset classes. Within these global asset classes, the investment adviser evaluates the relative attractiveness of different regions and countries and then uses a sector selection process within different geographic regions. In the Portfolio’s portfolio management process, the Portfolio considers an equity security’s and a fixed income security’s potential for capital appreciation in its buy, hold and sell decisions. Portfolio securities are typically sold when the assessments of the Portfolio’s investment adviser for capital appreciation of individual securities changes or the investment adviser’s overall assessment of asset classes, countries, sectors or currencies materially change.

Risks of Equity Securities
The Portfolio invests in common stocks and also may invest in other equity securities, including preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase equity securities and depositary receipts.

Common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity’s debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible securities. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

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REITs and foreign real estate companies. The Portfolio may invest in REITs and foreign real estate companies, which are similar to entities organized and operated as REITs in the United States. REITs and foreign real estate companies pool investors’ funds for investment primarily in commercial real estate properties or real-estate related loans. REITs and foreign real estate companies generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs and/or foreign real estate companies. REITs and foreign real estate companies are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs and foreign real estate companies depend upon specialized management skills, may not be diversified (which may increase the volatility of the REITs and/or foreign real estate companies value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests.

Small, medium and large-sized companies. The Portfolio may invest in companies of any size. The securities of smaller or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Portfolio invests in smaller or medium-sized companies, the Portfolio may be subject to greater investment risk than that assumed through investment in the equity securities of larger-sized companies.

Risks of Fixed Income Securities
The Portfolio invests in fixed income securities, which generally refers to a security that provides a periodic payment and a return of principal at maturity. For purposes of this Prospectus, “fixed income security” includes such securities that provide a fixed periodic payment or a variable periodic payment. Fixed income securities in which the Portfolio invests include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, securities issued or guaranteed by non-U.S. governments, their agencies and instrumentalities, corporate bonds and notes issued by U.S. and non-U.S. entities, mortgage-related or mortgage-backed securities, asset-backed securities, floating rate securities, and inflation indexed securities. The Portfolio may invest a portion of its assets in below investment grade fixed income securities.

The value of fixed income securities generally varies inversely with changes in prevailing interest rates. If interest rates rise, fixed income security prices generally fall; if interest rates fall, fixed income security prices generally rise. Shorter-term securities are generally less sensitive to interest rate changes than longer-term securities; thus, for a given change in interest rates, the market prices of shorter-maturity fixed income securities generally fluctuate less than the market prices of longer-maturity fixed income securities. Fixed income securities with longer maturities generally offer higher yields than fixed income securities with shorter maturities assuming all factors, including credit quality, are equal; however such securities typically are more sensitive to changes in interest rates.

The value and yield of fixed income securities generally varies with credit quality. Fixed income securities with lower credit quality generally offer higher yields than fixed income securities with higher credit quality, assuming all other factors, including maturities, are equal; however, such securities are subject to greater risk of nonpayment of principal and interest.

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Recent dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, have resulted in significant write-downs of asset values by financial institutions, including government-sponsored entities and major commercial and investment banks. These write-downs, including of mortgage-backed securities, have caused many financial institutions to seek additional capital, to merge with larger and stronger institutions and, in some cases, to fail. Additionally, many lenders and institutional investors have reduced, and in some cases, ceased to provide funding to borrowers, including other financial institutions, reflecting an ongoing concern about the stability of the financial markets generally and the strength of counterparties. The depth of the current financial crisis is continuing to expand and its ultimate scope, reach and effect cannot be predicted. Legislation has been passed in an attempt to address the instability in the financial markets. This legislation or similar proposals, as well as other actions such as monetary or fiscal actions of U.S. government instrumentalities or comparable authorities in other countries, may fail to stabilize the financial markets, thereby prolonging the negative effects on the securities markets in general and in turn, the Portfolio. This legislation and other proposals or actions may also have other consequences, including material effects on interest rates and foreign exchange rates, which could materially affect the Portfolio’s investments in ways that the Portfolio cannot predict.

U.S. government securities. The Portfolio may invest in U.S. government securities. U.S. government securities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance, (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities which are supported by: (a) the full faith and credit of the U.S. government; (b) the right of the issuer or guarantor to borrow an amount from a line of credit with the U.S. Treasury; (c) discretionary power of the U.S. government to purchase obligations of its agencies and instrumentalities; or (d) the credit of the instrumentality, (3) real estate mortgage investment conduits (“REMICs”), collateralized mortgage obligations (“CMOs”) and other mortgage-backed securities issued or guaranteed by U.S. government agencies or instrumentalities, (4) “when-issued” commitments relating to any of the foregoing and (5) repurchase agreements collateralized by U.S. government securities.

Mortgage-backed securities. The Portfolio may invest in mortgage-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property (“mortgage-backed securities”). The Portfolio may invest in mortgages-backed securities issued or guaranteed by U.S. government agencies or instrumentalities, including certificates issued by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Mortgage-backed securities also include mortgage pass-through certificates representing participation interests in pools of mortgage loans originated by the U.S. government or private lenders and guaranteed by U.S. government agencies such as GNMA, FNMA or FHLMC. Guarantees by GNMA are backed by the full faith and credit of the U.S. government. Guarantees by other agencies or instrumentalities of the U.S. government, such as FNMA or FHLMC, are not backed by the full faith and credit of the U.S. government, although FNMA and FHLMC are authorized to borrow from the U.S. Treasury to meet their obligations.

The yield and payment characteristics of mortgage-backed securities differ from traditional fixed income securities. Interest and principal payments are made regularly and frequently, usually monthly, over the life of the mortgage loans unlike traditional fixed income securities and principal may be prepaid at any time because the underlying mortgage loans generally maybe prepaid at any time. Faster or slower prepayments than expected on underlying mortgage loans can dramatically alter the valuation and yield to maturity of a mortgage-backed security. The value of most mortgage-backed securities, like traditional fixed income securities, tends to vary inversely with changes in prevailing interest rates (i.e., as interest rates increase, the value of such securities decrease). Mortgage-backed securities, however, may benefit less than traditional fixed income securities from declining interest rates because prepayment of mortgages tends to accelerate during periods of declining interest rates. This means some of the Portfolio’s higher yielding securities may be converted to cash, and the Portfolio will be forced to accept lower interest rates when that cash is used to purchase new securities at prevailing interest rates. Prepayments shorten the life of the security and shorten the time over which the Portfolio receives income at the higher rate. Therefore, an Portfolio’s

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ability to maintain a portfolio of higher-yielding mortgage-backed securities will be adversely affected by decreasing interest rates and the extent that prepayments occur which must be reinvested in securities which have lower yields. Any decline in the Portfolio’s income in turn adversely affects the Portfolio’s distributions to shareholders. Alternatively, during periods of rising interest rates, mortgage-backed securities are often more susceptible to extension risk (i.e., rising interest rates could cause a borrower to prepay a mortgage loan more slowly than expected when the security was purchased by the Portfolio which may further reduce the market value of such security and lengthen the duration of such security) than traditional fixed income securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage backed securities and could result in losses to the Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

Corporate fixed income securities. A corporate bond is defined as any corporate fixed income security with an original term to maturity of greater than one year. Corporate fixed income securities with longer maturities generally tend to produce higher yields but are subject to greater market risk than fixed income securities with shorter maturities.

Inflation-linked fixed income securities. The Portfolio may invest in inflation-linked fixed income securities issued by the U.S. government, its agencies and instrumentalities, foreign governments, their agencies and instrumentalities, and corporations. Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security provides principal payments and interest payments, both of which are adjusted over time to reflect a direct correlation to either a rise (inflation) or a drop (deflation) in the general price level. Inflation measurement and adjustment for an inflation-indexed have two important features. There is generally some lag between the time that inflation occurs in the economy and when it is factored into inflation-indexed security valuations. In addition, the inflation index generally used is the non-seasonally adjusted index, which is not statistically smoothed to overcome highs and lows observed at different points each year. The use of the non-seasonally adjusted index can cause the Portfolio’s income level to fluctuate.

Medium- and lower-grade fixed income securities.   A portion of the Portfolio’s assets may be invested in medium- and lower-grade fixed income securities. Securities rated BBB by Standard & Poor’s (“S&P”) or Baa by Moody’s Investor Service, Inc. (“Moody’s”) are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations, which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities. Securities rated BBB by S&P or Baa by Moody’s or unrated securities judged by the Portfolio’s investment adviser to be of comparable quality, commonly referred to as “junk bonds.” Generally, medium- and lower-grade securities provide a higher yield than higher-grade securities of similar maturity but are subject to greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Rated lower-grade fixed income securities are regarded by Moody’s and S&P as predominately speculative with respect to the capacity to pay interest or repay principal in accordance with their terms.

Medium- and lower-grade securities are more susceptible to nonpayment of interest and principal and default than higher-grade securities. Adverse changes in the economy or the individual issuer often have a more significant impact on the ability of medium- and lower-grade issuers to make payments, meet projected goals or obtain additional financing. When an issuer of such securities is in financial difficulties, the Portfolio may incur additional expenditures or invest additional assets in an effort to obtain partial or full recovery on amounts due.

While all fixed income securities fluctuate inversely with changes in interest rates, the prices of medium- and lower-grade securities generally are less sensitive to changes in interest rates and are more sensitive to specific issuer developments or real or perceived general adverse economic changes than higher-grade securities. A projection of an economic downturn, for example could cause a decline in prices of medium- and lower-grade securities because the advent of a recession could

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lessen the ability of a highly leveraged company to make principal and interest payments on its senior securities or obtain additional financing when necessary. A significant increase in market rates or a general economic downturn could severely disrupt the market for such securities and the market values of such securities. Such securities also often experience more volatility in prices than higher-grade securities.

The secondary trading market for medium- lower-grade securities may be less liquid than the market for higher-grade securities. Prices of medium- and lower-grade fixed income securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer, and industry or medium- and lower-grade fixed income securities generally could reduce market liquidity for such securities and make their sale by the Portfolio more difficult, at least in the absence or price concessions. The market for medium- and lower-grade securities also may have less available information available, further complicating evaluations and valuations of such securities and placing more emphasis on the investment adviser’s experience, judgment and analysis than other securities.

Few medium- and lower-grade fixed income securities are listed for trading on any national securities exchange, and issuers of lower-grade fixed income securities may choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Portfolio’s portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Portfolio and may also limit the ability of the Portfolio to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent the Portfolio owns or may acquire illiquid or restricted medium- and lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and illiquidity and valuation difficulties.

The Portfolio will rely on its investment adviser’s judgment, analysis and experience in evaluating the creditworthiness of an issuer. The amount of available information about the financial condition of certain medium- and lower-grade issuers may be less extensive than other issuers. In its analysis, the Portfolio’s investment adviser may consider the credit ratings of recognized rating organizations in evaluating securities although the investment adviser does not rely primarily on these ratings. Credit ratings of securities rating organizations evaluate only the safety of principal and interest payments, not the market risk. In addition, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that creditworthiness of an issuer may change and the rating agencies may fail to change such rating in a timely fashion. A rating downgrade does not necessarily require the Portfolio to dispose of a security. Because of the number of investment considerations involved in investing in lower-grade securities, achievement of the Portfolio’s investment objective may be more dependent upon the credit analysis of the Portfolio’s investment adviser than is the case with investing in higher-grade securities.

New or proposed laws may have an impact on the market for medium- and lower grade securities. The Portfolio’s investment adviser is unable to predict what effect, if any, legislation may have on the market for medium- and lower-grade securities.

Zero coupon and stripped securities. The Portfolio may invest in zero coupon securities and stripped securities. Zero coupon securities include U.S. Treasury bills which are initially sold at a discount to par value, and U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons, and similar obligations, receipts or certificates representing the principal only portion of fixed income or stripped fixed income obligations. A zero coupon security pays no interest in cash to its holder during its life although interest is accrued during that period. The price for a zero coupon security is generally an amount significantly less than its face value (sometimes referred to as a “deep discount” price) and the investment return is based on the difference between the face value (or resale value prior to maturity) and the investor’s price to purchase the security.

Currently the principal U.S. Treasury security issued without coupons is the U.S. Treasury bill. The Treasury also has wire transferable zero coupon Treasury securities available. Certain agencies or instrumentalities of

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the U.S. government and a number of banks and brokerage firms separate (“strip”) the principal portions from the coupon portions of the U.S. Treasury bonds and notes and sell them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are often held by a bank in a custodial or trust account).

Zero coupon securities and stripped securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than fixed income obligations of comparable maturities which make current distributions of interest. Such securities do not entitle the holder to any periodic payments of interest prior to maturity which prevents the reinvestment of such interest payments if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, such securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop. Special tax considerations are associated with investing in zero coupon and stripped securities.

Risks of Investing in
Securities of Foreign Issuers
The Portfolio may invest all or a portion of its assets in securities of foreign issuers, including securities issued by foreign governments or foreign corporations. Securities of foreign and domestic issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the investment adviser’s assessment of the relative yield, appreciation potential and the relationship of a country’s currency to the U.S. dollar.

Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Portfolio may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Portfolio are not fully invested or attractive investment opportunities are foregone.

The Portfolio may invest in securities of issuers determined by the Portfolio’s investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures negotiated by the countries with which they trade.

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Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of political reforms, and ethnic, religious and racial disaffection, among other factors have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Settlement procedures in emerging countries are frequently less developed and reliable than those in developed markets. In addition, significant delays are common in certain markets in registering the transfer of securities.

Settlement or registration problems may make it more difficult for the Portfolio to value its portfolio securities and could cause the Portfolio to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Portfolio has delivered or the Portfolio’s inability to complete its contractual obligations. The creditworthiness of the local securities firms used by the Portfolio in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Portfolio may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The Portfolio may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Since the Portfolio invests in securities denominated or quoted in currencies other than the U.S. dollar, the Portfolio will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Portfolio and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Portfolio’s assets denominated in that currency and the Portfolio’s return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Portfolio will incur costs in connection with conversions between various currencies.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

The Portfolio may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Portfolio also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

The Portfolio may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Portfolio purchases a foreign security traded in the currency which the Portfolio anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall

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performance for the Portfolio than if it had not entered into such contracts.

Investors should consider carefully the risks of foreign investments before investing in the Portfolio.

Strategic Transactions
The Portfolio may, but is not required to, use various investment strategies (referred to herein as “Strategic Transactions”) for a variety of purposes including hedging, risk management, portfolio management or to gain exposure to other securities. The Portfolio’s use of Strategic Transactions may involve the purchase and sale of derivative instruments such as options, forwards, futures, options on futures, swaps, commodity linked derivatives and other related instruments and techniques. Such derivatives may be based on a variety of underlying instruments, including equity and fixed income securities, indexes, interest rates, currencies and other assets. Strategic Transactions often have risks similar to the equity securities or fixed income securities underlying the Strategic Transaction and may have additional risks of the Strategic Transactions as described herein. The Portfolio may also engage in short sales. The Portfolio’s use of Strategic Transactions may also include other instruments, strategies and techniques, including newly developed or permitted instruments, strategies and techniques, consistent with the Portfolio’s investment objective and applicable regulatory requirements.

A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. The Portfolio’s use of futures may not always be successful. The prices of futures can be highly volatile, using them could lower total return, and the potential loss from futures can exceed the Portfolio’s initial investment in such contracts.

An option is a contract that gives the holder of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the seller of the option (the “option writer”) the underlying security at a specified fixed price (the “exercise price”) at or prior to a specified date (the “expiration date”). The buyer of the option pays to the option writer the option premium, which represents the purchase price of the option. The risks associated with options transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Options are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of options requires an understanding not only of the underlying instrument but also of the option itself. The Portfolio may buy and sell both exchange-traded options and over-the-counter options.

A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Portfolio or if the reference index, security or investments do no perform as expected.

The Portfolio also may invest a portion of its assets in structured notes and other types of structured investments (referred to collectively as “structured products”). A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or

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more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), reference bonds and stock indices. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Changes in interest rates and movement of the factor may cause significant price fluctuations and changes in the reference factor may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference factor may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note.

Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interest or securities. These investment entities may be structures as trusts or other types of pooled investment vehicles. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly hold the same securities, investors in structured investment vehicles generally pay their share of the investment vehicle’s administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio’s illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these securities.

The Portfolio’s investments in commodity linked derivatives to gain exposure to investment returns of assets that trade in the commodity market may subject the Portfolio to greater volatility than investment in traditional securities. The value of commodity linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

The prices of precious metals and precious metal related securities, in particular, have historically been very volatile. The high volatility of precious metals prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other large holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

The use of Strategic Transactions involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Strategic Transactions may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The Portfolio complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Portfolio’s custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is included in the Portfolio’s Statement of Additional Information. Although the Adviser seeks to use Strategic Transactions to further the Portfolio’s investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result.

Other Investments and Risk Factors
For cash management purposes, the Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are considered loans by the Portfolio and are subject to the risk of default by the other party. The Portfolio will only enter into such agreements with parties deemed to be creditworthy by the Portfolio’s investment adviser under guidelines approved by the Portfolio’s Board of Trustees.

The Portfolio may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

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The Portfolio may invest up to 10% of its total assets in securities of certain issuers indirectly through investments in other investment companies and ETFs. Such investments are commonly used when direct investments in certain countries are not permitted by foreign investors. An ETF generally seeks to track the performance of any underlying index and/or hold the securities included in such index. ETFs have many of the same risks as direct investments in common stocks. The market value of the underlying index rises and falls. In addition, the market value of an ETF may differ from its net asset value. Investments in other investment companies and ETFs may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of the expense paid by the other investment companies and ETFs in which it invests.

Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Portfolio’s Statement of Additional Information.

The Portfolio may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Portfolio’s investment adviser believes the potential for capital appreciation has lessened, or for other reasons. The Portfolio’s portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund’s transaction costs, (including brokerage commissions and dealer costs) which would adversely impact a fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Portfolio’s investment adviser considers portfolio changes appropriate.

Temporary defensive strategy. When market conditions dictate a more defensive investment strategy, the Portfolio may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers’ acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Portfolio. In taking such a defensive position, the Portfolio would temporarily not be pursuing its principal investment strategies and may not achieve its investment objective.

Investment
Advisory Services
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

The adviser. Van Kampen Asset Management is the Portfolio’s investment adviser (the “Adviser”). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. (“Van Kampen Investments”). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $85 billion under management or supervision as of November 30, 2008. Van Kampen Funds Inc., the distributor of the Portfolio (the “Distributor”), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The Adviser’s principal office is located at 522 Fifth Avenue, New York, New York 10036.

Advisory agreement. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust (the “Advisory Agreement”), on behalf of the Portfolio, the Portfolio pays the Adviser a monthly fee based on its pro rata share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Portfolio as follows:

Average Daily Net Assets	% Per Annum

First $750 million	0.75%

Next $750 million	0.70%

Over $1.5 billion	0.65%

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The Portfolio’s average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

A discussion regarding the basis for the Board of Trustees approval of the Advisory Agreement will be available in the Portfolio’s semiannual report for the fiscal year ended June 30, 2009 and is currently available in the Portfolio’s Statement of Additional Information dated January 5, 2008.

Portfolio management. The Portfolio is managed by members of the Adviser’s Global Tactical Asset Allocation team. The Global Tactical Asset Allocation team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio’s portfolio are Francine J. Bovich, a Managing Director of the Adviser, and Anjun Zhou, an Executive Director of the Adviser.

Ms. Bovich has been associated with the Adviser in an investment management capacity since 1993 and began managing the Portfolio at its inception in December 2008. Ms. Zhou has been associated with the Adviser in an investment management capacity since 2006 and began managing the Portfolio at its inception in December 2008. From 2004 to 2006, Ms. Zhou worked in an investment management capacity at Deutsche Asset Management.

Ms. Bovich is the lead manager of the Portfolio and Ms. Zhou is a co-portfolio manager. All members are responsible for the execution and overall strategy of the Portfolio.

The Portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

The composition of the team may change without notice (except that shareholders will receive notice of a change in those members who are primarily responsible for the day-to-day management of the Portfolio) from time to time.

Purchase of Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

General
The Portfolio offers two classes of shares designated as Class I Shares and Class II Shares. The Class I Shares of the Portfolio are offered by this Prospectus (Class II Shares of the Portfolio are offered through a separate prospectus). Each class of shares of the Portfolio represents an interest in the same portfolio of investments of the Portfolio and generally has the same rights, except for the differing distribution fees, service fees and any related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding the insurance company’s Accounts and class of the Portfolio’s shares available through such Accounts.

The Portfolio offers shares only to Accounts of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of holders of annuity contracts may differ from the interests of holders of life insurance contracts or that holders of one insurance company may differ from holders of other insurance companies. Nevertheless, the Portfolio’s Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by

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Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio

participating insurance companies and accompanying this Portfolio Prospectus.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to affiliates and certain insurance companies and/or other financial intermediaries in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio’s shares. For more information, please see the Portfolio’s Statement of Additional Information and/or contact your insurance company.

The Portfolio continuously offers shares to the Accounts at prices equal to the net asset value per share of the Portfolio. Net asset value is determined in the manner set forth below under “Determination of Net Asset Value.” The Distributor, located at 522 Fifth Avenue, New York, New York 10036, acts as the distributor of the Portfolio’s shares. The Portfolio and the Distributor reserve the right to reject or limit any order for the purchase of shares and to close any shareholder account. Certain patterns of past purchase or sale transactions involving the Portfolio may result in the Portfolio rejecting or limiting, in the Portfolio’s or the Distributor’s discretion, additional purchases or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous purchase or sale transactions.

Determination of Net Asset Value
The net asset value per share for the Portfolio is determined once daily as of the close of trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Portfolio’s securities such that the Portfolio’s net asset value per share might be materially affected. The Portfolio’s Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. See the accompanying prospectus for the policies observed by the insurance company. Net asset value per share is determined by dividing the value of the Portfolio securities, cash and other assets (including accrued interest) attributable to such class of shares, less all liabilities (including accrued expenses) attributable to such class of shares, by the total number of shares of the class of shares outstanding.

Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and (ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Portfolio’s Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Portfolio’s Annual Report.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Portfolio’s net asset value is not calculated and on which the Portfolio does not effect sales, redemptions and exchanges of its shares. The Portfolio calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading.

If events occur between the time when a security’s price was last determined on a securities exchange or market and the time when the Fund’s net asset value is calculated that the investment adviser deems materially affect the price of such portfolio security (for example, (i) movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets, (ii) a foreign securities market closes because of a natural disaster or some

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Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio

other reason, (iii) a halt in trading of the securities of an issuer on an exchange during the trading day or (iv) a significant event affecting an issuer occurs), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Portfolio’s Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.

Redemption of Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Payment for shares tendered for redemption by the insurance company is made ordinarily within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. Such payment may, under certain circumstances and subject to applicable agreements with the insurance companies, be paid wholly or in part by a distribution-in-kind of portfolio securities. A shareholder may have brokerage costs upon the shareholder’s disposition of such in-kind securities. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio’s shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor’s cost.

Frequent Purchases
and Redemptions
of Portfolio Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Frequent purchases and redemptions of Portfolio shares by Portfolio shareholders (“market-timing” or “short-term trading”) may present risks for long-term shareholders of the Portfolio, which may include, among other things, diluting the value of Portfolio shares held by long-term shareholders, interfering with the efficient management of the Portfolio, increasing trading and administrative costs, and forcing the Portfolio to hold excess levels of cash. Certain types of portfolios may be more susceptible to investors seeking to market time or short-term trade. Portfolios that invest in securities that primarily are listed on foreign exchanges are subject to the risk that market timers and/or short-term traders may seek to take advantage of time zone differences between the foreign markets on which a portfolio’s securities trade and the U.S. markets, which generally determine the time as of which a portfolio’s net asset value is calculated (“time-zone arbitrage”).

The Portfolio’s Board of Trustees has adopted policies and procedures to discourage and deter frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. The Portfolio discourages and does not accommodate frequent purchases and redemptions of Portfolio shares by Portfolio shareholders.

Shares of the Portfolios are sold exclusively to certain life insurance companies in connection with particular life insurance and/or annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of the applicable insurance or annuity policy and remit instructions on an aggregate basis. Insurance companies generally do not provide specific contract holders’ transaction instructions to the Portfolio. The ability of the Portfolio to monitor such underlying activity, therefore, is limited. Consequently, the Portfolio must rely on the insurance company to monitor frequent short-term trading by the insurance company’s contract holders. However, the Portfolio or the Distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio’s request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the

20

Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio

underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

Dividends, Distributions
and Taxes
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

All dividends and capital gain dividends of the Portfolio are automatically reinvested on behalf of the Accounts in additional shares of the Portfolio.

Dividends from stocks and interest from other investments are the main sources of income for the Portfolio. Substantially all of this income, less expenses, is distributed to the Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to the Accounts at least annually.

Tax status of the Portfolio. The Portfolio intends to qualify to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Portfolio will not be required to pay federal income taxes on any income it distributes to shareholders. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). In addition, if the Portfolio does not qualify as a regulated investment company, any segregated asset account holding shares of the Portfolio will not satisfy the diversification requirements for segregated asset accounts set forth in Code Section 817(h), described below. As a result, any Contract supported by such segregated asset account would no longer qualify as a life insurance or annuity contract for U.S. federal income tax purposes, and the owner of such Contract would be taxed currently on the income credited to the Contract.

Tax treatment to insurance companies as shareholders. The investments of the various insurance companies (through the Accounts) in the Portfolios are subject to the diversification requirements for segregated asset accounts of Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations issued by the Secretary of the Treasury have the effect of requiring each segregated asset account of the Accounts to invest no more than 55% of its total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, all securities of the same issuer are treated as a single investment, and the U.S. Treasury and each U.S. government agency and instrumentality is considered to be a separate issuer. Code Section 817(h) also provides, as a safe harbor, that each segregated asset account of an Account will be adequately diversified if such segregated asset account satisfies the diversification requirements for qualification as a regulated investment company under Subchapter M of the Code and no more than 55% of the segregated asset account’s total assets are cash and cash items, government securities, and securities of other regulated investment companies. A “look-through” rule provided under Code Section 817(h), if applicable, permits the assets of the Portfolio to be attributed to any segregated asset account holding shares of the Portfolio. Although the Portfolio intends to sell its shares only to Accounts and to manage its investments so that the Portfolio itself will meet the diversification requirements of Code Section 817(h), no assurance can be given that the look-through rule will apply to a particular segregated asset account or that a segregated asset account invested in shares of the Portfolio will be deemed to be adequately diversified under Code Section 817(h). In the event the investments of a segregated asset account in the Portfolio are not properly diversified under Code Section 817(h), then the Contracts funded by shares of

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Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio

the Portfolio will not be treated as life insurance or annuity contracts for federal income tax purposes and the Contract Owners will be taxed currently on the income credited to their Contracts.

Distributions of the Portfolio’s investment company taxable income (generally ordinary income and net short-term capital gain) are includable in the gross income of the insurance companies to which the Accounts relate. The tax treatment of such distributions depends on the insurance company’s tax status. Some of the distributions from the Portfolio may be eligible for the corporate dividends received deduction if the Portfolio receives qualifying dividends and certain other requirements of the Code are satisfied.

Distributions of the Portfolio’s net capital gain (which is the excess of net long-term capital gain over net short-term capital loss), designated as capital gain dividends, if any, are treated by the insurance companies as long-term capital gains, regardless of how long they have held the shares of the Portfolio. Such capital gain dividends will be so designated in written notices to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the corporate dividends received deduction.

The federal income tax rules applicable to life insurance companies taxed pursuant to Subchapter L of the Code govern the recognition of income, gain or loss attributable to Account assets held for a Contract and provide for reserve adjustments, which offset the tax effect of recognized income and loss, and for asset basis adjustments, which eliminate the potential gain or loss upon the disposition of Account assets that have increased or decreased in value. Except for the effect of proration imposed by Section 812 of the Code, these rules generally prevent an insurance company from being taxed on the actual or deemed income from Account assets to the extent such income has been reflected in the value of the supported Contracts. Shareholders should consult their own tax advisors as to the interaction of the provisions of Subchapter L of the Code with those provisions applicable to regulated investment companies and their shareholders, as well as state and local tax consequences.

As described in the accompanying prospectus for the Contracts, the insurance companies reserve the right to assess the Account a charge for any taxes paid by the insurance companies.

For more information, see the “Taxation” section in the Portfolio’s Statement of Additional Information.

Disclosure of
Portfolio Holdings
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s securities is available in the Portfolio’s Statement of Additional Information.

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Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio

For More Information
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Existing Shareholders, Prospective Investors and Dealers

•	Call your broker or Client Relations 800-341-2929

Van Kampen Life Investment Trust — Global Tactical Asset Allocation Portfolio
522 Fifth Avenue
New York, New York 10036

Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Transfer Agent
Van Kampen Investor Services Inc.
PO Box 219286
Kansas City, Missouri 64121-9286
Attn: Van Kampen Life Investment Trust — Global Tactical Asset Allocation Portfolio

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Life Investment Trust — Global Tactical Asset Allocation Portfolio

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio

A Statement of Additional Information, which contains more details about the Trust and the Global Tactical Asset Allocation Portfolio, is incorporated by reference in its entirety into this Prospectus.

You can ask questions or obtain a free copy of the Portfolio’s Statement of Additional Information by calling 800.341.2929. Free copies of the Trust’s annual reports and its Statement of Additional Information are available from our web site at www.vankampen.com.

Information about the Trust and the Global Tactical Asset Allocation Portfolio, including the Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

Prospectus is dated
January 5, 2008

CLASS I SHARES
The Trust’s Investment Company Act File No. is 811-4424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com
Copyright ©2008 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC
LIT PRO GTAA I 1/09

MUTUAL FUNDS Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio This Prospectus is dated January 5, 2008 CLASS II SHARES

The Global Tactical Asset Allocation Portfolio’s investment objective is to seek capital appreciation over time. The Portfolio’s investment adviser seeks to achieve the Portfolio’s investment objective by investing primarily in a diversified mix of equity securities and fixed income securities of U.S. and non-U.S. issuers.

Shares of the Portfolio have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Risk/Return Summary	3

Fees and Expenses of the Portfolio	6

Van Kampen Life Investment Trust General Information	7

Investment Objective, Principal Investment Strategies and Risks	7

Investment Advisory Services	17

Purchase of Shares	18

Redemption of Shares	20

Frequent Purchases and Redemptions of Portfolio Shares	20

Dividends, Distributions and Taxes	21

Disclosure of Portfolio Holdings	22

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio, the Portfolio’s investment adviser or the Portfolio’s distributor. This Prospectus does not constitute an offer by the Portfolio or by the Portfolio’s distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio to make such an offer in such jurisdiction.

Risk/Return Summary
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Investment Objective
The Portfolio’s investment objective is to seek capital appreciation over time. The Portfolio’s investment objective may be changed without shareholder approval, but no change is anticipated.

Principal Investment Strategies
Under normal market conditions, the Portfolio’s investment adviser seeks to achieve the Portfolio’s investment objective by investing primarily in a diversified mix of equity securities and fixed income securities of U.S. and non-U.S. issuers.

The Portfolio’s investment adviser seeks to create a portfolio of assets that is widely diversified among equity securities and fixed income securities from issuers located around the world and within various sectors and currencies. The composition of the Portfolio’s portfolio will vary over time based upon the investment adviser’s evaluation through a combination of quantitative and fundamental analysis of economic and market trends and the anticipated relative capital appreciation available from particular countries, sectors and securities. The Portfolio’s investment adviser follows a top-down approach, first assessing the relative attractiveness of global asset classes. Within these global asset classes, the investment adviser evaluates the relative attractiveness of different regions and countries and then uses a sector selection process within different geographic regions. In the Portfolio’s portfolio management process, the Portfolio considers an equity security’s and a fixed income security’s potential for capital appreciation in its buy, hold and sell decisions. Under normal market conditions, the Portfolio will invest at least 40% of its total assets in non-U.S. securities and other instruments and will invest in generally eight or more countries (including the United States). The Portfolio may invest in any country, including developing or emerging market countries. The Portfolio’s investments may be U.S. and non-U.S. dollar denominated. Portfolio securities are typically sold when the assessments of the Portfolio’s investment adviser for capital appreciation of individual securities changes or the investment adviser’s overall assessment of asset classes, countries, sectors or currencies materially change.

Under normal market conditions, the Portfolio invests primarily in (i) equity securities of U.S. and non-U.S. issuers, including common and preferred stocks, convertible securities and equity-linked securities, and rights and warrants to purchase equity securities, and (ii) fixed income securities of U.S. and non-U.S. issuers, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, securities issued or guaranteed by non-U.S. governments, their agencies or instrumentalities, corporate bonds and notes issued by U.S. and non-U.S. entities, mortgage-related or mortgage-backed securities, asset-backed securities, floating rate securities and inflation-linked fixed income securities. The Portfolio may invest a portion of its assets in below investment grade fixed income securities. The Portfolio may invest up to 10% of its total assets in other investment companies, including exchange traded funds (“ETFs”).

The Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts, swaps and currency-related transactions involving options, futures contracts, forward contracts and commodity linked derivatives (collectively, also referred to in this Prospectus as Strategic Transactions) for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks. The Portfolio may invest in certain opportunistic investments, including precious metals and energy and other assets that trade in the commodity markets, through investment in commodity linked derivatives, real estate investment trusts (“REITs”) and foreign real estate companies.

Principal Investment Risks
An investment in the Portfolio is subject to risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

Market risk. Market risk is the possibility that the market values of securities owned by the Portfolio will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. Stock prices of small- or medium-sized companies (in which the Portfolio may invest) may be more volatile than stock prices of larger

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companies. The prices of fixed income securities tend to fall as interest rates rise, and such declines tend to be greater among fixed income securities with longer maturities.

The yields and market prices of U.S. government securities may move differently and adversely compared to the yields and market prices of the overall securities market. U.S. government securities, while backed by the U.S. government, are not guaranteed against declines in their market prices.

The prices of mortgage-related securities, like those of traditional fixed income securities, tend to fall as interest rates rise. Mortgage-related securities may be more susceptible to further price declines than traditional fixed income securities in periods of rising interest rates because of extension risk (described below). In addition, mortgage-related securities may benefit less than traditional fixed income securities during periods of declining interest rates because of prepayment risk (described below).

Market risk is often greater among certain types of fixed income securities, such as zero coupon bonds which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Portfolio to greater market risk than a portfolio that does not own these types of securities.

When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Portfolio’s outstanding commitments for these securities, the greater the Portfolio’s exposure to market price fluctuations.

Foreign markets may, but often do not, move in tandem with U.S. markets, and foreign markets, especially developing or emerging market countries, may be more volatile than U.S. markets.

The financial markets in general are subject to volatility and may at times experience periods of extreme volatility and uncertainty, which may affect all investment securities, including equity securities, fixed income securities and derivative instruments. During such periods, fixed income securities of all credit qualities may become illiquid or difficult to sell at a time and a price that the Portfolio would like. The markets for other securities in which the Portfolio may invest may not function properly, which may affect the value of such securities and such securities may become illiquid. New or proposed laws may have an impact on the Portfolio’s investments and the Portfolio’s investment adviser is unable to predict what effect, if any, such legislation may have on the Portfolio.

Credit risk. Credit risk refers to an issuer’s ability to make timely payments of interest and principal. To the extent that the Portfolio invests in securities with medium- or lower credit qualities, it is subject to a higher level of credit risk than a portfolio that invests only in investment grade securities. The credit quality of noninvestment grade securities is considered speculative by recognized rating agencies with respect to the issuer’s continuing ability to pay interest and principal. Lower-grade securities (also sometimes known as “junk bonds”) may have less liquidity and a higher incidence of default than higher-grade securities. The Portfolio may incur higher expenses to protect the Portfolio’s interest in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures or adverse economic conditions, such as a recession, than are higher-grade securities.

Income risk. The income you receive from the Portfolio is based primarily on interest rates, which can very widely over the short- and long-term. If interest rates drop, your income from the Portfolio may drop as well.

The more the Portfolio invests in adjustable, variable or floating rate securities or in securities susceptible to prepayment risk, the greater the Portfolio’s income risk.

Prepayment or call risk. If interest rates fall, it is possible that issuers of fixed income securities with high interest rates will prepay or “call” their securities before their maturity dates. In this event, the proceeds from the prepaid or called securities would likely be reinvested by the Portfolio in securities bearing the new, lower interest rates, resulting in a possible decline in the Portfolio’s income and distributions to shareholders.

The Portfolio may invest in pools of mortgages issued or guaranteed by private organizations or

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U.S. government agencies. These mortgage-related securities are especially sensitive to prepayment risk because borrowers often refinance their mortgages when interest rates drop.

Extension risk. The prices of fixed income securities tend to fall as interest rates rise. For mortgage-related securities, if interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of the securities and lengthen their durations.

Inflation-linked fixed securities risk. The Portfolio may invest in inflation-linked fixed income securities issued by the U.S. government, its agencies and instrumentalities, foreign governments, their agencies and instrumentalities, and corporations. Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security provides principal payments and interest payments, both of which are adjusted over time to reflect a direct correlation to either a rise (inflation) or a drop (deflation) in the general price level. Inflation measurement and adjustment for an inflation-indexed have two important features. There is generally some lag between the time that inflation occurs in the economy and when it is factored into inflation-indexed security valuations. In addition, the inflation index generally used is the non-seasonally adjusted index, which is not statistically smoothed to overcome highs and lows observed at different points each year. The use of the non-seasonally adjusted index can cause the Portfolio’s income level to fluctuate.

Foreign risks. Because the Portfolio owns securities of foreign issuers, it is subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The Portfolio may also invest in issuers in developing or emerging market countries, which are subject to greater risks than investments in securities of issuers in developed countries. To the extent the Portfolio focuses its assets in a single country or region, its portfolio would be more susceptible to factors adversely affecting issuers in that country or region.

Risks of investing in REITs and foreign real estate companies. Investing in REITs and foreign real estate companies makes the Portfolio susceptible to the risks associated with the ownership of real estate and with the real estate industry in general. In addition, REITs and foreign real estate companies depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs and foreign real estate companies must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses.

Risks of using derivative instruments. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts, and currency-related transactions involving options, futures contracts, forward contracts and swaps (collectively, also referred to in this Prospectus as Strategic Transactions) are examples of derivative instruments. Strategic Transactions involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

The Portfolio’s investments in commodity linked derivatives to gain exposure to investment returns of assets that trade in the commodity market may subject the Portfolio to greater volatility than investment in traditional securities. The value of commodity linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. The prices of precious metals and precious metal related securities, in particular, have historically been very volatile.

Manager risk. As with any managed fund, the Portfolio’s investment adviser may not be successful in selecting the best-performing securities or investment

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techniques, and the Portfolio’s performance may lag behind that of similar funds.

Investor Profile
In light of the Portfolio’s investment objectives and principal investment strategies, the Portfolio may be appropriate for investors who:

•	Seek capital appreciation over time

•	Are willing to take on the increased risks associated with investing in foreign securities

•	Can withstand volatility in the value of their Portfolio shares

•	Wish to add to their investment portfolio a fund that invests primarily in equity securities and fixed income securities of U.S. and non-U.S. issuers

An investment in the Portfolio is not a deposit of any bank or other insured depository institution. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Portfolio may not be appropriate for all investors. The Portfolio is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Portfolio. An investment in the Portfolio is intended to be a long-term investment, and the Portfolio should not be used as a trading vehicle.

Performance Information
As of the date of this Prospectus, the Portfolio has not yet completed a full calendar year of investment operations. When the Portfolio has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Portfolio. The information could serve as a basis for investors to evaluate the Portfolio’s performance and risks by looking at how the Portfolio’s performance varies from year to year and how the Portfolio’s performance compares to a broad-based market index that the Portfolio’s investment adviser believes is an appropriate benchmark for the Portfolio. Past performance of the Portfolio is not indicative of its future performance.

Fees and Expenses
of the Portfolio
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Class II
Shares

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Management fees(1)	0.75%

Distribution and/or service (12b-1) fees(2)	0.25%

Other expenses(1)	0.49%

Total annual portfolio operating expenses (as a percentage of net assets)(1)	1.49%

(1)	The Portfolio’s investment adviser intends to voluntarily waive or reimburse all or a portion of the Portfolio’s management fees or other expenses such that the actual total annual portfolio operating expenses to be paid for the Portfolio’s first twelve months of operations do not exceed 1.15%. After the Portfolio’s first twelve months of operations, the fee waivers or expense reimbursements can be terminated at any time at the discretion of the Portfolio’s investment adviser.
(2)	Class II Shares are subject to a combined annual distribution and service fee of up to 0.35% of the average daily net assets attributable to such class of shares, however the Portfolio’s Board of Trustees currently limits this amount to 0.25%. See “Purchase of Shares.”

Example:

The following example is intended to help you compare the cost of investing in the Portfolio with the costs of investing in other mutual Portfolios.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One	Three
	Year	Years

Class II Shares	$152	$471

The annual Portfolio operating expenses do not reflect sales charges or other expenses at the contract level that

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would be paid by investors. If sales charges or other expenses at the contract level had been included, the expenses shown above would have been higher.

Van Kampen Life
Investment Trust
General Information
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Van Kampen Life Investment Trust (the “Trust”) is an open-end management investment company which currently offers shares in eight separate portfolios, including this Global Tactical Asset Allocation Portfolio. Each portfolio of the Trust has a different investment objective(s) which it pursues through its investment policies. Each portfolio has its own income, expenses, assets, liabilities and net asset value and each portfolio issues its own shares. Shares of each portfolio represent an interest only in that portfolio.

Shares of each portfolio are sold only to separate accounts (the “Accounts”) of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance policies (the “Contracts”). The Accounts may invest in shares of the portfolios in accordance with allocation instructions received from contract owners (“Contract Owners”). Such allocation rights, as well as sales charges and other expenses imposed on Contract Owners by the Contracts, are further described in the accompanying Contract prospectus. The Trust expects that the shares of a portfolio purchased by an Account constitute all of the assets of a single segregated asset account (as determined for U.S. federal income tax purposes) of the Account.

Investment Objective,
Principal Investment
Strategies and Risks
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Investment Objective
The Portfolio’s investment objective is to seek capital appreciation over time. The Portfolio’s investment objective may be changed by the Portfolio’s Board of Trustees without shareholder approval, but no change is anticipated. If the Portfolio’s investment objective changes, the Portfolio will notify shareholders and shareholders should consider whether the Portfolio remains an appropriate investment in light of the changes. There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Portfolio will achieve its investment objective.

Principal Investment
Strategies and Risks
Under normal market conditions, the Portfolio’s investment adviser seeks to achieve the Portfolio’s investment objective by investing primarily in a diversified mix of equity securities and fixed income securities of U.S. and non-U.S. issuers.

Under normal market conditions, the Portfolio invests primarily in (i) equity securities of U.S. and non-U.S. issuers, including common and preferred stocks, convertible securities and equity-linked securities, and rights and warrants to purchase equity securities, and (ii) fixed income securities of U.S. and non-U.S. issuers, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, securities issued or guaranteed by non-U.S. governments, their agencies and instrumentalities, corporate bonds and notes issued by U.S. and non-U.S. entities, mortgage-related or mortgage-backed securities, asset-backed securities and floating rate securities. To the extent that the Portfolio invests in derivative instruments that the Portfolio’s investment adviser believes have economic characteristics similar to equity securities and fixed income securities of U.S. and non-U.S. issuers, such investments will be counted for purposes of the Portfolio’s policy in the previous sentence. To the extent the Portfolio makes such investments, the Portfolio will be subject to the risks of such

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derivative instruments. For a discussion of derivative instruments, including the risks associated therewith, please see the section herein entitled “Strategic Transactions” and in the section titled the same in the Portfolio’s Statement of Additional Information.

The Portfolio’s investment adviser seeks to create a portfolio of assets that is widely diversified among equity securities and fixed income securities from issuers located around the world and within various sectors and currencies. The composition of the Portfolio’s portfolio will vary over time based upon the evaluation of the Portfolio’s investment adviser of economic and market trends and the anticipated relative capital appreciation available from particular countries, sectors and securities. The Portfolio may invest in any country, including developing or emerging market countries. The Portfolio’s investments may be U.S. and non-U.S. dollar denominated.

The Portfolio’s investment adviser seeks to implement a global investment strategy that utilizes multiple asset classes, countries, sectors and currencies through a combination of quantitative and fundamental analysis. The Portfolio’s investment adviser follows a top-down approach, first assessing the relative attractiveness of global asset classes. Within these global asset classes, the investment adviser evaluates the relative attractiveness of different regions and countries and then uses a sector selection process within different geographic regions. In the Portfolio’s portfolio management process, the Portfolio considers an equity security’s and a fixed income security’s potential for capital appreciation in its buy, hold and sell decisions. Portfolio securities are typically sold when the assessments of the Portfolio’s investment adviser for capital appreciation of individual securities changes or the investment adviser’s overall assessment of asset classes, countries, sectors or currencies materially change.

Risks of Equity Securities
The Portfolio invests in common stocks and also may invest in other equity securities, including preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase equity securities and depositary receipts.

Common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity’s debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible securities. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

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Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio

REITs and foreign real estate companies. The Portfolio may invest in REITs and foreign real estate companies, which are similar to entities organized and operated as REITs in the United States. REITs and foreign real estate companies pool investors’ funds for investment primarily in commercial real estate properties or real-estate related loans. REITs and foreign real estate companies generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs and/or foreign real estate companies. REITs and foreign real estate companies are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs and foreign real estate companies depend upon specialized management skills, may not be diversified (which may increase the volatility of the REITs and/or foreign real estate companies value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests.

Small, medium and large-sized companies. The Portfolio may invest in companies of any size. The securities of smaller or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Portfolio invests in smaller or medium-sized companies, the Portfolio may be subject to greater investment risk than that assumed through investment in the equity securities of larger-sized companies.

Risks of Fixed Income Securities
The Portfolio invests in fixed income securities, which generally refers to a security that provides a periodic payment and a return of principal at maturity. For purposes of this Prospectus, “fixed income security” includes such securities that provide a fixed periodic payment or a variable periodic payment. Fixed income securities in which the Portfolio invests include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, securities issued or guaranteed by non-U.S. governments, their agencies and instrumentalities, corporate bonds and notes issued by U.S. and non-U.S. entities, mortgage-related or mortgage-backed securities, asset-backed securities, floating rate securities, and inflation indexed securities. The Portfolio may invest a portion of its assets in below investment grade fixed income securities.

The value of fixed income securities generally varies inversely with changes in prevailing interest rates. If interest rates rise, fixed income security prices generally fall; if interest rates fall, fixed income security prices generally rise. Shorter-term securities are generally less sensitive to interest rate changes than longer-term securities; thus, for a given change in interest rates, the market prices of shorter-maturity fixed income securities generally fluctuate less than the market prices of longer-maturity fixed income securities. Fixed income securities with longer maturities generally offer higher yields than fixed income securities with shorter maturities assuming all factors, including credit quality, are equal; however such securities typically are more sensitive to changes in interest rates.

The value and yield of fixed income securities generally varies with credit quality. Fixed income securities with lower credit quality generally offer higher yields than fixed income securities with higher credit quality, assuming all other factors, including maturities, are equal; however, such securities are subject to greater risk of nonpayment of principal and interest.

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Recent dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, have resulted in significant write-downs of asset values by financial institutions, including government-sponsored entities and major commercial and investment banks. These write-downs, including of mortgage-backed securities, have caused many financial institutions to seek additional capital, to merge with larger and stronger institutions and, in some cases, to fail. Additionally, many lenders and institutional investors have reduced, and in some cases, ceased to provide funding to borrowers, including other financial institutions, reflecting an ongoing concern about the stability of the financial markets generally and the strength of counterparties. The depth of the current financial crisis is continuing to expand and its ultimate scope, reach and effect cannot be predicted. Legislation has been passed in an attempt to address the instability in the financial markets. This legislation or similar proposals, as well as other actions such as monetary or fiscal actions of U.S. government instrumentalities or comparable authorities in other countries, may fail to stabilize the financial markets, thereby prolonging the negative effects on the securities markets in general and in turn, the Portfolio. This legislation and other proposals or actions may also have other consequences, including material effects on interest rates and foreign exchange rates, which could materially affect the Portfolio’s investments in ways that the Portfolio cannot predict.

U.S. government securities. The Portfolio may invest in U.S. government securities. U.S. government securities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance, (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities which are supported by: (a) the full faith and credit of the U.S. government; (b) the right of the issuer or guarantor to borrow an amount from a line of credit with the U.S. Treasury; (c) discretionary power of the U.S. government to purchase obligations of its agencies and instrumentalities; or (d) the credit of the instrumentality, (3) real estate mortgage investment conduits (“REMICs”), collateralized mortgage obligations (“CMOs”) and other mortgage-backed securities issued or guaranteed by U.S. government agencies or instrumentalities, (4) “when-issued” commitments relating to any of the foregoing and (5) repurchase agreements collateralized by U.S. government securities.

Mortgage-backed securities. The Portfolio may invest in mortgage-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property (“mortgage-backed securities”). The Portfolio may invest in mortgages-backed securities issued or guaranteed by U.S. government agencies or instrumentalities, including certificates issued by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Mortgage-backed securities also include mortgage pass-through certificates representing participation interests in pools of mortgage loans originated by the U.S. government or private lenders and guaranteed by U.S. government agencies such as GNMA, FNMA or FHLMC. Guarantees by GNMA are backed by the full faith and credit of the U.S. government. Guarantees by other agencies or instrumentalities of the U.S. government, such as FNMA or FHLMC, are not backed by the full faith and credit of the U.S. government, although FNMA and FHLMC are authorized to borrow from the U.S. Treasury to meet their obligations.

The yield and payment characteristics of mortgage-backed securities differ from traditional fixed income securities. Interest and principal payments are made regularly and frequently, usually monthly, over the life of the mortgage loans unlike traditional fixed income securities and principal may be prepaid at any time because the underlying mortgage loans generally maybe prepaid at any time. Faster or slower prepayments than expected on underlying mortgage loans can dramatically alter the valuation and yield to maturity of a mortgage-backed security. The value of most mortgage-backed securities, like traditional fixed income securities, tends to vary inversely with changes in prevailing interest rates (i.e., as interest rates increase, the value of such securities decrease). Mortgage-backed securities, however, may benefit less than traditional fixed income securities from declining interest rates because prepayment of mortgages tends to accelerate during periods of declining interest rates. This means some of the Portfolio’s higher yielding securities may be converted to cash, and the Portfolio will be forced to accept lower interest rates when that cash is used to purchase new securities at prevailing interest rates. Prepayments shorten the life of the security and shorten the time over which the Portfolio receives income at the higher rate. Therefore, an Portfolio’s

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ability to maintain a portfolio of higher-yielding mortgage-backed securities will be adversely affected by decreasing interest rates and the extent that prepayments occur which must be reinvested in securities which have lower yields. Any decline in the Portfolio’s income in turn adversely affects the Portfolio’s distributions to shareholders. Alternatively, during periods of rising interest rates, mortgage-backed securities are often more susceptible to extension risk (i.e., rising interest rates could cause a borrower to prepay a mortgage loan more slowly than expected when the security was purchased by the Portfolio which may further reduce the market value of such security and lengthen the duration of such security) than traditional fixed income securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage backed securities and could result in losses to the Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

Corporate fixed income securities. A corporate bond is defined as any corporate fixed income security with an original term to maturity of greater than one year. Corporate fixed income securities with longer maturities generally tend to produce higher yields but are subject to greater market risk than fixed income securities with shorter maturities.

Inflation-linked fixed income securities. The Portfolio may invest in inflation-linked fixed income securities issued by the U.S. government, its agencies and instrumentalities, foreign governments, their agencies and instrumentalities, and corporations. Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security provides principal payments and interest payments, both of which are adjusted over time to reflect a direct correlation to either a rise (inflation) or a drop (deflation) in the general price level. Inflation measurement and adjustment for an inflation-indexed have two important features. There is generally some lag between the time that inflation occurs in the economy and when it is factored into inflation-indexed security valuations. In addition, the inflation index generally used is the non-seasonally adjusted index, which is not statistically smoothed to overcome highs and lows observed at different points each year. The use of the non-seasonally adjusted index can cause the Portfolio’s income level to fluctuate.

Medium- and lower-grade fixed income securities.   A portion of the Portfolio’s assets may be invested in medium- and lower-grade fixed income securities. Securities rated BBB by Standard & Poor’s (“S&P”) or Baa by Moody’s Investor Service, Inc. (“Moody’s”) are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations, which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities. Securities rated BBB by S&P or Baa by Moody’s or unrated securities judged by the Portfolio’s investment adviser to be of comparable quality, commonly referred to as “junk bonds.” Generally, medium- and lower-grade securities provide a higher yield than higher-grade securities of similar maturity but are subject to greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Rated lower-grade fixed income securities are regarded by Moody’s and S&P as predominately speculative with respect to the capacity to pay interest or repay principal in accordance with their terms.

Medium- and lower-grade securities are more susceptible to nonpayment of interest and principal and default than higher-grade securities. Adverse changes in the economy or the individual issuer often have a more significant impact on the ability of medium- and lower-grade issuers to make payments, meet projected goals or obtain additional financing. When an issuer of such securities is in financial difficulties, the Portfolio may incur additional expenditures or invest additional assets in an effort to obtain partial or full recovery on amounts due.

While all fixed income securities fluctuate inversely with changes in interest rates, the prices of medium- and lower-grade securities generally are less sensitive to changes in interest rates and are more sensitive to specific issuer developments or real or perceived general adverse economic changes than higher-grade securities. A projection of an economic downturn, for example could cause a decline in prices of medium- and lower-grade securities because the advent of a recession could lessen the ability of a highly leveraged company to

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make principal and interest payments on its senior securities or obtain additional financing when necessary. A significant increase in market rates or a general economic downturn could severely disrupt the market for such securities and the market values of such securities. Such securities also often experience more volatility in prices than higher-grade securities.

The secondary trading market for medium- lower-grade securities may be less liquid than the market for higher-grade securities. Prices of medium- and lower-grade fixed income securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer, and industry or medium- and lower-grade fixed income securities generally could reduce market liquidity for such securities and make their sale by the Portfolio more difficult, at least in the absence or price concessions. The market for medium- and lower-grade securities also may have less available information available, further complicating evaluations and valuations of such securities and placing more emphasis on the investment adviser’s experience, judgment and analysis than other securities.

Few medium- and lower-grade fixed income securities are listed for trading on any national securities exchange, and issuers of lower-grade fixed income securities may choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Portfolio’s portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Portfolio and may also limit the ability of the Portfolio to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent the Portfolio owns or may acquire illiquid or restricted medium- and lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and illiquidity and valuation difficulties.

The Portfolio will rely on its investment adviser’s judgment, analysis and experience in evaluating the creditworthiness of an issuer. The amount of available information about the financial condition of certain medium- and lower-grade issuers may be less extensive than other issuers. In its analysis, the Portfolio’s investment adviser may consider the credit ratings of recognized rating organizations in evaluating securities although the investment adviser does not rely primarily on these ratings. Credit ratings of securities rating organizations evaluate only the safety of principal and interest payments, not the market risk. In addition, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that creditworthiness of an issuer may change and the rating agencies may fail to change such rating in a timely fashion. A rating downgrade does not necessarily require the Portfolio to dispose of a security. Because of the number of investment considerations involved in investing in lower-grade securities, achievement of the Portfolio’s investment objective may be more dependent upon the credit analysis of the Portfolio’s investment adviser than is the case with investing in higher-grade securities.

New or proposed laws may have an impact on the market for medium- and lower grade securities. The Portfolio’s investment adviser is unable to predict what effect, if any, legislation may have on the market for medium- and lower-grade securities.

Zero coupon and stripped securities. The Portfolio may invest in zero coupon securities and stripped securities. Zero coupon securities include U.S. Treasury bills which are initially sold at a discount to par value, and U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons, and similar obligations, receipts or certificates representing the principal only portion of fixed income or stripped fixed income obligations. A zero coupon security pays no interest in cash to its holder during its life although interest is accrued during that period. The price for a zero coupon security is generally an amount significantly less than its face value (sometimes referred to as a “deep discount” price) and the investment return is based on the difference between the face value (or resale value prior to maturity) and the investor’s price to purchase the security.

Currently the principal U.S. Treasury security issued without coupons is the U.S. Treasury bill. The Treasury also has wire transferable zero coupon Treasury securities available. Certain agencies or instrumentalities of the U.S. government and a number of banks and

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brokerage firms separate (“strip”) the principal portions from the coupon portions of the U.S. Treasury bonds and notes and sell them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are often held by a bank in a custodial or trust account).

Zero coupon securities and stripped securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than fixed income obligations of comparable maturities which make current distributions of interest. Such securities do not entitle the holder to any periodic payments of interest prior to maturity which prevents the reinvestment of such interest payments if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, such securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop. Special tax considerations are associated with investing in zero coupon and stripped securities.

Risks of Investing in
Securities of Foreign Issuers
The Portfolio may invest all or a portion of its assets in securities of foreign issuers, including securities issued by foreign governments or foreign corporations. Securities of foreign and domestic issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the investment adviser’s assessment of the relative yield, appreciation potential and the relationship of a country’s currency to the U.S. dollar.

Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Portfolio may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Portfolio are not fully invested or attractive investment opportunities are foregone.

The Portfolio may invest in securities of issuers determined by the Portfolio’s investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures negotiated by the countries with which they trade.

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Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of political reforms, and ethnic, religious and racial disaffection, among other factors have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Settlement procedures in emerging countries are frequently less developed and reliable than those in developed markets. In addition, significant delays are common in certain markets in registering the transfer of securities.

Settlement or registration problems may make it more difficult for the Portfolio to value its portfolio securities and could cause the Portfolio to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Portfolio has delivered or the Portfolio’s inability to complete its contractual obligations. The creditworthiness of the local securities firms used by the Portfolio in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Portfolio may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The Portfolio may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Since the Portfolio invests in securities denominated or quoted in currencies other than the U.S. dollar, the Portfolio will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Portfolio and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Portfolio’s assets denominated in that currency and the Portfolio’s return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Portfolio will incur costs in connection with conversions between various currencies.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

The Portfolio may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Portfolio also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

The Portfolio may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Portfolio purchases a foreign security traded in the currency which the Portfolio anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall

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performance for the Portfolio than if it had not entered into such contracts.

Investors should consider carefully the risks of foreign investments before investing in the Portfolio.

Strategic Transactions
The Portfolio may, but is not required to, use various investment strategies (referred to herein as “Strategic Transactions”) for a variety of purposes including hedging, risk management, portfolio management or to gain exposure to other securities. The Portfolio’s use of Strategic Transactions may involve the purchase and sale of derivative instruments such as options, forwards, futures, options on futures, swaps, commodity linked derivatives and other related instruments and techniques. Such derivatives may be based on a variety of underlying instruments, including equity and fixed income securities, indexes, interest rates, currencies and other assets. Strategic Transactions often have risks similar to the equity securities or fixed income securities underlying the Strategic Transaction and may have additional risks of the Strategic Transactions as described herein. The Portfolio may also engage in short sales. The Portfolio’s use of Strategic Transactions may also include other instruments, strategies and techniques, including newly developed or permitted instruments, strategies and techniques, consistent with the Portfolio’s investment objective and applicable regulatory requirements.

A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. The Portfolio’s use of futures may not always be successful. The prices of futures can be highly volatile, using them could lower total return, and the potential loss from futures can exceed the Portfolio’s initial investment in such contracts.

An option is a contract that gives the holder of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the seller of the option (the “option writer”) the underlying security at a specified fixed price (the “exercise price”) at or prior to a specified date (the “expiration date”). The buyer of the option pays to the option writer the option premium, which represents the purchase price of the option. The risks associated with options transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Options are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of options requires an understanding not only of the underlying instrument but also of the option itself. The Portfolio may buy and sell both exchange-traded options and over-the-counter options.

A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Portfolio or if the reference index, security or investments do no perform as expected.

The Portfolio also may invest a portion of its assets in structured notes and other types of structured investments (referred to collectively as “structured products”). A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not

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Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio

limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), reference bonds and stock indices. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Changes in interest rates and movement of the factor may cause significant price fluctuations and changes in the reference factor may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference factor may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note.

Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interest or securities. These investment entities may be structures as trusts or other types of pooled investment vehicles. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly hold the same securities, investors in structured investment vehicles generally pay their share of the investment vehicle’s administrative and other expenses. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio’s illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these securities.

The Portfolio’s investments in commodity linked derivatives to gain exposure to investment returns of assets that trade in the commodity market may subject the Portfolio to greater volatility than investment in traditional securities. The value of commodity linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

The prices of precious metals and precious metal related securities, in particular, have historically been very volatile. The high volatility of precious metals prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other large holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

The use of Strategic Transactions involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Strategic Transactions may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The Portfolio complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Portfolio’s custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is included in the Portfolio’s Statement of Additional Information. Although the Adviser seeks to use Strategic Transactions to further the Portfolio’s investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result.

Other Investments and Risk Factors
For cash management purposes, the Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are considered loans by the Portfolio and are subject to the risk of default by the other party. The Portfolio will only enter into such agreements with parties deemed to be creditworthy by the Portfolio’s investment adviser under guidelines approved by the Portfolio’s Board of Trustees.

The Portfolio may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Thus, the Portfolio may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

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Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio

The Portfolio may invest up to 10% of its total assets in securities of certain issuers indirectly through investments in other investment companies and ETFs. Such investments are commonly used when direct investments in certain countries are not permitted by foreign investors. An ETF generally seeks to track the performance of any underlying index and/or hold the securities included in such index. ETFs have many of the same risks as direct investments in common stocks. The market value of the underlying index rises and falls. In addition, the market value of an ETF may differ from its net asset value. Investments in other investment companies and ETFs may involve duplication of management fees and certain other expenses, as the Portfolio indirectly bears its proportionate share of the expense paid by the other investment companies and ETFs in which it invests.

Further information about these types of investments and other investment practices that may be used by the Portfolio is contained in the Portfolio’s Statement of Additional Information.

The Portfolio may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Portfolio’s investment adviser believes the potential for capital appreciation has lessened, or for other reasons. The Portfolio’s portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a Portfolio’s transaction costs, (including brokerage commissions and dealer costs) which would adversely impact a fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Portfolio’s investment adviser considers portfolio changes appropriate.

Temporary defensive strategy. When market conditions dictate a more defensive investment strategy, the Portfolio may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers’ acceptances and certificates of deposit (including Eurodollar certificates of deposit). Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Portfolio. In taking such a defensive position, the Portfolio would temporarily not be pursuing its principal investment strategies and may not achieve its investment objective.

Investment
Advisory Services
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

The adviser. Van Kampen Asset Management is the Portfolio’s investment adviser (the “Adviser”). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. (“Van Kampen Investments”). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $85 billion under management or supervision as of November 30, 2008. Van Kampen Funds Inc., the distributor of the Portfolio (the “Distributor”), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The Adviser’s principal office is located at 522 Fifth Avenue, New York, New York 10036.

Advisory agreement. The Portfolio retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Trust (the “Advisory Agreement”), on behalf of the Portfolio, the Portfolio pays the Adviser a monthly fee based on its pro rata share of a fee computed based upon an annual rate applied to the combined average daily net assets of the Portfolio as follows:

Average Daily Net Assets	% Per Annum

First $750 million	0.75%

Next $750 million	0.70%

Over $1.5 billion	0.65%

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Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio

The Portfolio’s average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Portfolio. The Portfolio pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

A discussion regarding the basis for the Board of Trustees approval of the Advisory Agreement will be available in the Portfolio’s semiannual report for the fiscal year ended June 30, 2009 and is currently available in the Portfolio’s Statement of Additional Information dated January 5, 2008.

Portfolio management. The Portfolio is managed by members of the Adviser’s Global Tactical Asset Allocation team. The Global Tactical Asset Allocation team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio’s portfolio are Francine J. Bovich, a Managing Director of the Adviser, and Anjun Zhou, an Executive Director of the Adviser.

Ms. Bovich has been associated with the Adviser in an investment management capacity since 1993 and began managing the Portfolio at its inception in December 2008. Ms. Zhou has been associated with the Adviser in an investment management capacity since 2006 and began managing the Portfolio at its inception in December 2008. From 2004 to 2006, Ms. Zhou worked in an investment management capacity at Deutsche Asset Management.

Ms. Bovich is the lead manager of the Portfolio and Ms. Zhou is a co-portfolio manager. All members are responsible for the execution and overall strategy of the Portfolio.

The Portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

The composition of the team may change without notice (except that shareholders will receive notice of a change in those members who are primarily responsible for the day-to-day management of the Portfolio) from time to time.

Purchase of Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

General
The Portfolio offers two classes of shares designated as Class I Shares and Class II Shares. The Class II Shares of the Portfolio are offered by this Prospectus (Class I Shares of the Portfolio are offered through a separate prospectus). Each class of shares of the Portfolio represents an interest in the same portfolio of investments of the Portfolio and generally has the same rights, except for the differing distribution fees, service fees and any related expenses associated with each class of shares and the exclusive voting rights by each class with respect to any Rule 12b-1 distribution plan or service plan for such class of shares. Investors can contact their financial adviser for more information regarding the insurance company’s Accounts and class of the Portfolio’s shares available through such Accounts.

The Portfolio offers shares only to Accounts of various insurance companies taxed as domestic insurance companies for U.S. federal income tax purposes to fund the benefits of variable annuity or variable life insurance contracts. The Portfolio does not foresee any disadvantage to holders of Contracts arising out of the fact that the interests of holders of annuity contracts may differ from the interests of holders of life insurance contracts or that holders of one insurance company may differ from holders of other insurance companies. Nevertheless, the Portfolio’s Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. The Contracts are described in the separate prospectuses issued by

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Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio

participating insurance companies and accompanying this Portfolio Prospectus.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to affiliates and certain insurance companies and/or other financial intermediaries in connection with the sale or retention of Portfolio shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio’s shares. For more information, please see the Portfolio’s Statement of Additional Information and/or contact your insurance company.

The Portfolio continuously offers shares to the Accounts at prices equal to the net asset value per share of the Portfolio. Net asset value is determined in the manner set forth below under “Determination of Net Asset Value.” The Distributor, located at 522 Fifth Avenue, New York, New York 10036, acts as the distributor of the Portfolio’s shares. The Portfolio and the Distributor reserve the right to reject or limit any order for the purchase of shares and to close any shareholder account. Certain patterns of past purchase or sale transactions involving the Portfolio may result in the Portfolio rejecting or limiting, in the Portfolio’s or the Distributor’s discretion, additional purchases or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous purchase or sale transactions.

Distribution Plan and Service Plan
The Portfolio has adopted a distribution plan (the “Distribution Plan”) with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act. The Portfolio also has adopted a service plan (the “Service Plan”) with respect to its Class II Shares. Under the Distribution Plan and the Service Plan, the Portfolio pays distribution fees in connection with the sale and distribution of its Class II Shares and service fees in connection with the provision of ongoing services to Class II Shares’ shareholders and maintenance of those shareholders’ accounts. Under the Distribution Plan and Service Plan, the Portfolio may spend up to a total of 0.35% per year of the Portfolio’s average daily net assets with respect to its Class II Shares. Notwithstanding the foregoing, the Portfolio’s Board of Trustees currently limits the aggregate amount payable under the Distribution Plan and Service Plan to 0.25% per year of the Portfolio’s average daily net assets with respect to Class II Shares. From such amount, under the Service Plan, the Portfolio may spend up to 0.25% per year of the Portfolio’s average daily net assets with respect to its Class II Shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, these fees will increase the cost of your investment in the Portfolio and may cost you more over time than a class of shares with other types of sales charge arrangements. The net income attributable to Class II Shares will be reduced by the amount of the distribution and service fees and other expenses of the Portfolio associated with such class of shares.

Determination of Net Asset Value
The net asset value per share for the Portfolio is determined once daily as of the close of trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Portfolio’s securities such that the Portfolio’s net asset value per share might be materially affected. The Portfolio’s Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. See the accompanying prospectus for the policies observed by the insurance company. Net asset value per share is determined by dividing the value of the Portfolio securities, cash and other assets (including accrued interest) attributable to such class of shares, less all liabilities (including accrued expenses) attributable to such class of shares, by the total number of shares of the class of shares outstanding.

Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and (ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Portfolio’s Board of Trustees.

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Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio

In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Portfolio’s Annual Report.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Portfolio’s net asset value is not calculated and on which the Portfolio does not effect sales, redemptions and exchanges of its shares. The Portfolio calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading.

If events occur between the time when a security’s price was last determined on a securities exchange or market and the time when the Fund’s net asset value is calculated that the investment adviser deems materially affect the price of such portfolio security (for example, (i) movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets, (ii) a foreign securities market closes because of a natural disaster or some other reason, (iii) a halt in trading of the securities of an issuer on an exchange during the trading day or (iv) a significant event affecting an issuer occurs), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Portfolio’s Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.

Redemption of Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Payment for shares tendered for redemption by the insurance company is made ordinarily within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. Such payment may, under certain circumstances and subject to applicable agreements with the insurance companies, be paid wholly or in part by a distribution-in-kind of portfolio securities. A shareholder may have brokerage costs upon the shareholder’s disposition of such in-kind securities. The redemption price will be the net asset value per share next determined after the receipt of a request in proper form. The market values of the securities in the Portfolio are subject to daily fluctuations and the net asset value per share of the Portfolio’s shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor’s cost.

Frequent Purchases
and Redemptions
of Portfolio Shares
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Frequent purchases and redemptions of Portfolio shares by Portfolio shareholders (“market-timing” or “short-term trading”) may present risks for long-term shareholders of the Portfolio, which may include, among other things, diluting the value of Portfolio shares held by long-term shareholders, interfering with the efficient management of the Portfolio, increasing trading and administrative costs, and forcing the Portfolio to hold excess levels of cash. Certain types of portfolios may be more susceptible to investors seeking to market time or short-term trade. Portfolios that invest in securities that primarily are listed on foreign exchanges are subject to the risk that market timers and/or short-term traders may seek to take advantage of time zone differences between the foreign markets on which a portfolio’s securities trade and the U.S. markets, which generally determine the time as of which a portfolio’s net asset value is calculated (“time-zone arbitrage”).

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Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio

The Portfolio’s Board of Trustees has adopted policies and procedures to discourage and deter frequent purchases and redemptions of Portfolio shares by Portfolio shareholders. The Portfolio discourages and does not accommodate frequent purchases and redemptions of Portfolio shares by Portfolio shareholders.

Shares of the Portfolios are sold exclusively to certain life insurance companies in connection with particular life insurance and/or annuity contracts they issue. The insurance companies invest in shares of the Portfolio in accordance with instructions received from owners of the applicable insurance or annuity policy and remit instructions on an aggregate basis. Insurance companies generally do not provide specific contract holders’ transaction instructions to the Portfolio. The ability of the Portfolio to monitor such underlying activity, therefore, is limited. Consequently, the Portfolio must rely on the insurance company to monitor frequent short-term trading by the insurance company’s contract holders. However, the Portfolio or the Distributor has entered into agreements with insurance companies whereby the insurance companies are required to provide certain contract owner identification and transaction information upon the Portfolio’s request. The Portfolio may use this information to help identify and prevent market-timing activity in the Portfolio. There can be no assurance that the Portfolio will be able to identify or prevent all market-timing activity.

If the Portfolio identifies suspected market-timing activity, the insurance company will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Portfolio. If the insurance company is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners may be able to engage in frequent trading to the detriment of contract owners with long-term interests in the Portfolio. If the insurance company refuses to take remedial action, or takes action that the Portfolio deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company.

Dividends, Distributions
and Taxes
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

All dividends and capital gain dividends of the Portfolio are automatically reinvested on behalf of the Accounts in additional shares of the Portfolio.

Dividends from stocks and interest from other investments are the main sources of income for the Portfolio. Substantially all of this income, less expenses, is distributed to the Accounts at least annually. When the Portfolio sells portfolio securities, it may realize capital gains or losses, depending on whether the prices of the securities sold are higher or lower than the prices the Portfolio paid to purchase them. The Portfolio distributes any net capital gains to the Accounts at least annually.

Tax status of the Portfolio. The Portfolio intends to qualify to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Portfolio will not be required to pay federal income taxes on any income it distributes to shareholders. If for any taxable year the Portfolio does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). In addition, if the Portfolio does not qualify as a regulated investment company, any segregated asset account holding shares of the Portfolio will not satisfy the diversification requirements for segregated asset accounts set forth in Code Section 817(h), described below. As a result, any Contract supported by such segregated asset account would no longer qualify as a life insurance or annuity contract for U.S. federal income tax purposes, and the owner of such Contract would be taxed currently on the income credited to the Contract.

Tax treatment to insurance companies as shareholders. The investments of the various insurance companies (through the Accounts) in the Portfolios are subject to the diversification requirements for segregated asset accounts of Section 817(h) of the Code, which must be met at the end of each calendar quarter of the year (or within 30 days thereafter). Regulations

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Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio

issued by the Secretary of the Treasury have the effect of requiring each segregated asset account of the Accounts to invest no more than 55% of its total assets in securities of any one issuer, no more than 70% in the securities of any two issuers, no more than 80% in the securities of any three issuers, and no more than 90% in the securities of any four issuers. For this purpose, all securities of the same issuer are treated as a single investment, and the U.S. Treasury and each U.S. government agency and instrumentality is considered to be a separate issuer. Code Section 817(h) also provides, as a safe harbor, that each segregated asset account of an Account will be adequately diversified if such segregated asset account satisfies the diversification requirements for qualification as a regulated investment company under Subchapter M of the Code and no more than 55% of the segregated asset account’s total assets are cash and cash items, government securities, and securities of other regulated investment companies. A “look-through” rule provided under Code Section 817(h), if applicable, permits the assets of the Portfolio to be attributed to any segregated asset account holding shares of the Portfolio. Although the Portfolio intends to sell its shares only to Accounts and to manage its investments so that the Portfolio itself will meet the diversification requirements of Code Section 817(h), no assurance can be given that the look-through rule will apply to a particular segregated asset account or that a segregated asset account invested in shares of the Portfolio will be deemed to be adequately diversified under Code Section 817(h). In the event the investments of a segregated asset account in the Portfolio are not properly diversified under Code Section 817(h), then the Contracts funded by shares of the Portfolio will not be treated as life insurance or annuity contracts for federal income tax purposes and the Contract Owners will be taxed currently on the income credited to their Contracts.

Distributions of the Portfolio’s investment company taxable income (generally ordinary income and net short-term capital gain) are includable in the gross income of the insurance companies to which the Accounts relate. The tax treatment of such distributions depends on the insurance company’s tax status. Some of the distributions from the Portfolio may be eligible for the corporate dividends received deduction if the Portfolio receives qualifying dividends and certain other requirements of the Code are satisfied.

Distributions of the Portfolio’s net capital gain (which is the excess of net long-term capital gain over net short-term capital loss), designated as capital gain dividends, if any, are treated by the insurance companies as long-term capital gains, regardless of how long they have held the shares of the Portfolio. Such capital gain dividends will be so designated in written notices to the Accounts (contained in the annual report). Capital gain dividends are not eligible for the corporate dividends received deduction.

The federal income tax rules applicable to life insurance companies taxed pursuant to Subchapter L of the Code govern the recognition of income, gain or loss attributable to Account assets held for a Contract and provide for reserve adjustments, which offset the tax effect of recognized income and loss, and for asset basis adjustments, which eliminate the potential gain or loss upon the disposition of Account assets that have increased or decreased in value. Except for the effect of proration imposed by Section 812 of the Code, these rules generally prevent an insurance company from being taxed on the actual or deemed income from Account assets to the extent such income has been reflected in the value of the supported Contracts. Shareholders should consult their own tax advisors as to the interaction of the provisions of Subchapter L of the Code with those provisions applicable to regulated investment companies and their shareholders, as well as state and local tax consequences.

As described in the accompanying prospectus for the Contracts, the insurance companies reserve the right to assess the Account a charge for any taxes paid by the insurance companies.

For more information, see the “Taxation” section in the Portfolio’s Statement of Additional Information.

Disclosure of
Portfolio Holdings
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s securities is available in the Portfolio’s Statement of Additional Information.

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Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio

For More Information
• • • • • • • • • • • • • • • • • • • • • • • • • • • •

Existing Shareholders, Prospective Investors and Dealers

•	Call your broker or Client Relations 800-341-2929

Van Kampen Life Investment Trust — Global Tactical Asset Allocation Portfolio
522 Fifth Avenue
New York, New York 10036

Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Transfer Agent
Van Kampen Investor Services Inc.
PO Box 219286
Kansas City, Missouri 64121-9286
Attn: Van Kampen Life Investment Trust — Global Tactical Asset Allocation Portfolio

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Life Investment Trust — Global Tactical Asset Allocation Portfolio

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio

A Statement of Additional Information, which contains more details about the Trust and the Global Tactical Asset Allocation Portfolio, is incorporated by reference in its entirety into this Prospectus.

You can ask questions or obtain a free copy of the Statement of Additional Information by calling 800.341.2929. Free copies of the Trust’s annual reports and its Statement of Additional Information are available from our web site at www.vankampen.com.

Information about the Trust and the Global Tactical Asset Allocation Portfolio, including the Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

This Prospectus is dated
January 5, 2008

CLASS II SHARES
The Trust’s Investment Company Act File No. is 811-4424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com
Copyright ©2008 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC
LIT PRO GTAA II 1/09

STATEMENT OF ADDITIONAL INFORMATION

VAN KAMPEN LIFE INVESTMENT TRUST

Van Kampen Life Investment Trust (the “Trust”) is an open-end management investment company with eight Portfolios (each a “Portfolio” and collectively the “Portfolios”): Mid Cap Growth Portfolio (formerly Aggressive Growth Portfolio), Comstock Portfolio, Capital Growth Portfolio (formerly Strategic Growth Portfolio), Enterprise Portfolio, Global Tactical Asset Allocation Portfolio, Government Portfolio, Growth and Income Portfolio and Money Market Portfolio. Each Portfolio is in effect a separate mutual fund issuing its own shares. Each Portfolio is a diversified series of the Trust.

This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Portfolios’ prospectuses (the “Prospectuses”), dated as of April 30, 2008 for each Portfolio, except for Global Tactical Asset Allocation Portfolio’s prospectus, which is dated January 5, 2008. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Trust. Investors should obtain and read a Prospectus containing disclosure with respect to the Portfolio in which the investor wishes to invest prior to purchasing shares of such Portfolio. A Prospectus, the Statement of Additional Information and each Portfolio’s Annual and Semiannual Reports may be obtained without charge from our web site at www.vankampen.com or any of these materials may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza — Suite 100, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 847-2424.

Page
General Information	B-2
Investment Objective, Investment Strategies and Risks	B-8
Strategic Transactions	B-23
Investment Restrictions	B-35
Trustees and Officers	B-47
Investment Advisory Agreements	B-57
Portfolio Management	B-62
Other Agreements	B-67
Distribution and Service	B-68
Transfer Agent	B-70
Portfolio Transactions and Brokerage Allocation	B-70
Money Market Portfolio Net Asset Valuation	B-73
Purchase and Redemption of Shares	B-73
Tax Status	B-73
Portfolio Performance	B-76
Money Market Portfolio Yield Information	B-80
Other Information	B-80
Financial Statements	B-86
Appendix A — Description of Securities Ratings	A-1
Appendix B — Proxy Voting Policy and Procedures	B-1

This Statement of Additional Information is dated January 5, 2008.

LITGTAASAI 1/09

GENERAL INFORMATION

Van Kampen Life Investment Trust (the “Trust”) was originally organized as a business trust under the laws of the Commonwealth of Massachusetts on June 3, 1985 under the name American Capital Life Investment Trust. As of September 16, 1995, the Trust was reorganized as a statutory trust under the laws of the State of Delaware and changed its name to Van Kampen American Capital Life Investment Trust. On July 14, 1998, the Trust adopted its current name. Each of the Portfolios’ names have not changed over time, except for Strategic Growth Portfolio, which changed its name to Capital Growth Portfolio, effective April 30, 2008 (and was formerly known as the Emerging Growth Portfolio until August 15, 2006) and Aggressive Growth Portfolio, which changed its name to Mid Cap Growth Portfolio, effective April 30, 2008.

Van Kampen Asset Management (the “Adviser”), Van Kampen Funds Inc. (the “Distributor”), and Van Kampen Investor Services Inc. (“Investor Services”) are wholly-owned subsidiaries of Van Kampen Investments Inc. (“Van Kampen Investments”), which is an indirect, wholly-owned subsidiary of Morgan Stanley. The principal office of the Trust, each Portfolio, the Adviser, the Distributor and Van Kampen Investments is located at 522 Fifth Avenue, New York, New York 10036. The principal office of Investor Services is located at 2800 Post Oak Boulevard, Houston, Texas 77056.

The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Portfolios, and further subdivided into one or more classes of shares of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

Each Portfolio, except the Mid Cap Growth Portfolio, currently offers two classes of shares, designated as Class I Shares and Class II Shares. The Mid Cap Growth Portfolio currently offers only one class of shares, designated as Class II Shares. Other classes of shares of a Portfolio may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of a Portfolio generally is identical in all respects except that each class bears its distribution and service expenses. Each class of shares of a Portfolio has exclusive voting rights with respect to its distribution and service fees.

Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution or service fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Shares of each Portfolio will be voted by the insurance company investing in such Portfolio based on instructions received from the contract holders having a voting interest in the underlying account. Shares for which timely instructions are not received generally will be voted by the insurance company in the same proportion as shares for which instructions have been timely received. Therefore, as a result of this proportional voting, the vote of a small number of contract holders could determine the outcome of a proposal subject to a shareholder vote. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

The Trust does not contemplate holding regular meetings of shareholders to elect trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of trustees by a vote of a majority of the shares then outstanding cast in person or by proxy at such meeting. The Trust will assist such holders in communicating with other shareholders of the Trust to the extent required by the Investment Company Act of 1940, as amended (the “1940 Act”), or rules or regulations promulgated by the Securities and Exchange Commission (“SEC”).

The trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the trustees without approval from each affected shareholder or trustee, as the case may be.

Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

As of December 22, 2008, no person was known by the Trust to own beneficially or to hold of record 5% or more of the outstanding Class I Shares or Class II Shares of any Portfolio except as set forth below. Except for initial shares held by or on behalf of the Adviser, the Trust offers its shares only to separate accounts of various insurance companies. Those separate accounts have authority to vote shares from which they have not received instructions from the contract owners, but only in the same proportion with respect to “yes” votes, “no” votes or abstentions as is the case with respect to shares for which instructions were received.

		Approximate
	Class	Percentage
	of	of Ownership
Name and Address of Holder	Shares	on December 22, 2008

Mid Cap Growth Portfolio
Protective Life Variable Annuity	II	12%
Investment Products Services Protective Life Insurance Company P.O. Box 10648 Birmingham, AL 35202-0648
Allstate Life Insurance Company	II	28%
544 Lakeview Parkway Ste L3G	II	13%
Vernon Hills, IL 60061-1826
Lincoln Benefit Life	II	21%
544 Lakeview Parkway Vernon Hills, IL 60061-1826
Lincoln Benefit Life	II	6%
Nebraska Service Center 2940 S. 84th St. Lincoln, NE 68506-4142
CUNA Mutual Variable Annuity Account	II	10%
2080 Heritage Way Waverly, IA 50677
Comstock Portfolio
Protective Life Variable Annuity	I	30%
Investment Products Services Protective Life Insurance Co. P.O. Box 10648 Birmingham, AL 35202-0648
American Enterprise Life Insurance Co.	II	9%
1497 AXP Financial Center Minneapolis, MN 55474-0014
Anchor National Life Insurance Co.	II	19%
Variable Separate Account & Variable Annuity Account Seven P.O. Box 54299 Los Angeles, CA 90054-0299

		Approximate
	Class	Percentage
	of	of Ownership
Name and Address of Holder	Shares	on December 22, 2008

Comstock Portfolio (Cont’d)
Protective Premier Variable Universal Life	I	9%
Investment Products Services Protective Life Insurance Company P.O. Box 10648 Birmingham, AL 35202-0648
Hartford Life and Annuity Insurance Company	II	7%
Separate Account Three Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999
METLIFE Life & Annuity Co. of Connecticut	II	7%
Attn: Shareholder Accounting Dept.
501 Boylston Street 5th Floor Boston, MA 02116-3725
Allstate Life Insurance Company	I	18%
544 Lakeview Pkwy Ste L3G
Vernon Hills, IL 60061-1826
MLPF&S for the sole benefit of	I	36%
Its customers Attn: Fund Administration 97278 4800 Deer Lake Drive 2nd Floor Jacksonville, FL 32246-6484
IDS Life Insurance Company	II	32%
1497 AXP Financial Center Minneapolis, MN 55474-0014
Capital Growth Portfolio
Allstate Life Insurance Company	I	36%
544 Lakeview Pkwy Ste L3G	II	23%
Vernon Hills, IL 60061-1826	II	14%
Protective Life Variable Annuity	I	15%
Investment Products Services	I	5%
Protective Life Insurance Company
P.O. Box 10648
Birmingham, AL 35202-0648
Van Kampen American Capital	I	7%
Generations Variable Annuities
c/o American General Life Ins Co.
P.O. Box 1591
Houston, TX 77251-1591
American General Annuity Ins Co.	I	7%
Elite Plus
205 E 10th Ave
Amarillo, TX 79101-3507
METLIFE Life & Annuity Co. of Connecticut	II	9%
Attn: Shareholder Accounting Dept.
501 Boylston Street 5th Floor
Boston, MA 02116-3725
MLPF&S for the Sole Benefit of its Customers	I	6%
Attn: Fund Administration 97073
4800 Deer Lake Drive E 2nd Floor
Jacksonville, FL 32246

		Approximate
	Class	Percentage
	of	of Ownership
Name and Address of Holder	Shares	on December 22, 2008

Capital Growth Portfolio (Cont’d)
GE Life and Annuity Assurance Company	II	8%
6610 West Broad Street
Bldg 3 5th Floor
Richmond, VA 23230
Allmerica Financial Separate Accounts	I	6%
440 Lincoln Street
Mailstop S-310
Worcester, MA 01653
Anchor National Life Insurance Co.	II	24%
Variable Separate Account & Variable Annuity
Account Seven
P.O. Box 54299
Los Angeles, CA 90054-0299

Enterprise Portfolio
Nationwide Life Insurance Co.	I	11%
Nationwide Variable Account—3
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029
Nationwide Life Insurance Co.	I	35%
Nationwide VLI Separate Account
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029
Van Kampen Generations Variable Annuities	I	7%
c/o American General Life Insurance Co.
P.O. Box 1591
Houston, TX 77251-1591
Protective Premier Variable Universal Life	I	6%
Investment Products Services
Protective Life Insurance Company
P.O. Box 10648
Birmingham, AL 35202-0648
Hartford Life and Annuity Insurance Company	I	7%
Separate Account Three	II	26%
MSDW Select Dimensions
Attn: UIT Operations
P.O. Box 2999
Hartford, CT 06104-2999
Protective Life Variable Annuity	I	19%
Investment Products Services	II	35%
Protective Life Insurance Company
P.O. Box 10648
Birmingham, AL 35202-0648
METLIFE Life & Annuity Co. of Connecticut	I	6%
Attn: Shareholder Accounting Dept	II	28%
501 Boylston Street 5th Floor
Boston, MA 02116-3725

		Approximate
	Class	Percentage
	of	of Ownership
Name and Address of Holder	Shares	on December 22, 2008

Enterprise Portfolio (Cont’d)
American General Life Ins. Co.	I	6%
Separate Acct D
Attn: James A. Totten
P.O. Box 1591
Houston, TX 77251-1591
METLIFE Insurance Co. of Connecticut	II	7%
Attn: Shareholder Accounting Department
501 Boylston Street 5th Floor
Boston, MA 02116-3725

Global Tactical Asset Allocation Portfolio
None

Government Portfolio
Nationwide Life Insurance Co.	I	71%
Nationwide VLI Separate Account c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029
Van Kampen Generations Variable Annuities	I
c/o American General Life Insurance Co.
P.O. Box 1591
Houston, TX 77251-1591
Protective Life Variable Annuity	II	33%
Investment Products Services
Protective Life Insurance Company
Birmingham, AL 35202-0648
METLIFE Life & Annuity Co. of Connecticut	I	10%
Attn: Shareholder Accounting Dept.	II	10%
501 Boylston Street 5th Floor
Boston, MA 02116-3725
Security Benefit Life Insurance Co.	II	14%
FBO Unbundled
c/o Variable Annuity Dept.
One Security Benefit Place
Topeka, KS 66636-0001
Hartford Life and Annuity Insurance	II	14%
Company Separate Account Three
Attn: UIT Operations
P.O. Box 2999
Hartford, CT 06104-2999
Lincoln Benefit Life	II	5%
544 Lakeview Parkway
Vernon Hills, IL 60061

Growth and Income Portfolio
Anchor National Life Insurance Co.	II	50%
Variable Separate Account & Variable
Annuity Account Seven
P.O. Box 54299
Los Angeles, CA 90054-0299
Allstate Life Insurance Co.	II	7%
544 Lakeview Pkwy Ste L3G
Vernon Hills, IL 60061-1826

		Approximate
	Class	Percentage
	of	of Ownership
Name and Address of Holder	Shares	on December 22, 2008

Growth and Income Portfolio (Cont’d)
Hartford Life and Annuity Insurance	I	9%
Company Separate Account Three	II	13%
Attn: UIT Operations
P.O. Box 2999
Hartford, CT 06104-2999
METLIFE Life & Annuity Co. of Connecticut	I	6%
Attn: Shareholder Accounting Dept.	II	8%
501 Boylston Street 5th Floor
Boston, MA 02116-3725
Protective Life Variable Annuity	I	46%
Investment Product Services Protective Life Insurance Company P.O. Box 10648 Birmingham, AL 35202-0648
Protective Premier Var Univ Life	I	9%
Investment Products Services Protective Life Insurance Company P.O. Box 10648 Birmingham, AL 35202-0648
Van Kampen Generations Variable Annuities	I	10%
c/o American General Life Ins. Co. P.O. Box 1591 Houston, TX 77251-1591

Money Market Portfolio
American General Life Ins. Co.	I	8%
Separate Account D
Attn: James A Totten
P.O. Box 1591
Houston, TX 77251-1591
Nationwide Life Insurance Co.	I	31%
Nationwide VLI Separate Account
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029
Nationwide Life Insurance Co.	I	7%
Nationwide Variable Account-3
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029
Van Kampen Generations Variable Annuities	I	12%
c/o American General Life Ins. Co.
P.O. Box 1591
Houston, TX 77251-1591
Allstate Life Insurance Co. of NY	I	18%
Attention: Financial Control GRP	II	18%
544 Lakeview Parkway
Vernon Hills, IL 60061-1826

		Approximate
	Class	Percentage
	of	of Ownership
Name and Address of Holder	Shares	on December 22, 2008

Money Market Portfolio (Cont’d)
Allstate Financial Advisors	I	23%
Separate Account 1
Attn: Cheryl Meyer
544 Lakeview Pkwy Ste L3G
Vernon Hills, IL 60061-1826
Allstate Life Insurance Company	II	82%
544 Lakeview Pkwy Ste L3G
Vernon Hills, IL 60061-1826

INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISKS

The following disclosure supplements the disclosure set forth under the caption “Investment Objective, Principal Investment Strategies and Risks” in each Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in each Prospectus for a complete presentation of the matters disclosed below.

Real Estate Investments Trusts and Foreign Real Estate Companies

Each Portfolio may invest in equity real estate investment trusts (“REITs”). Equity REITs pool investors’ funds for investment primarily in commercial real estate properties. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. Equity REITs generally derive their income from rents on the underlying properties and their value is impacted by changes in the value of the underlying property owned by the trusts. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. REITs are dependent upon specialized management skills, may not be diversified (which may increase the volatility of the REITs value) and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the 1940 Act. In addition, a Portfolio indirectly will bear its proportionate share of any expenses paid by REITs in which it invests.

Each Portfolio may invest in foreign real estate companies. Investing in foreign real estate companies makes a Portfolio susceptible to the risks associated with the ownership of real estate and with the real estate industry in general, as well as risks that relate specifically to the way foreign real estate companies are organized and operated. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, foreign real state companies, like U.S. REITs and mutual funds, have expenses, including management and administration fees, that are paid by their shareholders. As a result, shareholders will absorb their proportional share of duplicate levels of fees when the Portfolios invest in foreign real estate companies.

Repurchase Agreements

Each Portfolio may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., a Portfolio) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. Each Portfolio may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Portfolio’s Board of Trustees. No Portfolio will invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by such Portfolio, would exceed the Portfolio’s limitation on illiquid securities described herein. A Portfolio does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, a Portfolio could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds or portfolios advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds or portfolios that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the participating Portfolio(s) than would be available to the Portfolio(s) investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. A Portfolio pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.

Reverse Repurchase Agreements and Dollar Rolls

Each Portfolio may enter into reverse repurchase agreements with respect to securities which could otherwise be sold by the Portfolios. Reverse repurchase agreements involve sales by a Portfolio of portfolio assets concurrently with an agreement by that Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities.

The Portfolios may enter into dollar rolls in which a Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase, typically in 30 or 60 days, substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Portfolio forgoes principal and interest paid on such securities. A Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.

Each Portfolio will segregate an amount of cash and/or liquid securities equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls and, accordingly, such Fund will not treat such obligations as senior securities for purposes of the 1940 Act. “Covered rolls” are not subject to these segregation requirements. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by a Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, each Portfolio’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Portfolio’s obligation to repurchase the securities.

Asset-Backed Securities

The Government Portfolio may invest a portion of its assets in asset-backed securities rated at the time of purchase in one of the two highest credit grades (currently Aaa or Aa by Moody’s Investors Service, Inc., AAA or AA by Standard & Poor’s or an equivalent rating by another nationally recognized statistical rating agency). The rate of principal payment generally depends on the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligor on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payment of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Government Portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

Securities of Foreign Issuers

Each Portfolio may invest in securities of foreign issuers. A Portfolio considers an issuer to be from a particular country (including the United States) or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.

Each Portfolio may purchase foreign securities in the form of American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”) or other securities representing underlying shares of foreign companies. These securities may not necessarily be denominated in the same currency as the underlying securities but generally are denominated in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid by the ADR holders. In addition, less information generally is available for an unsponsored ADR than about a sponsored ADR and financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Portfolios may invest in ADRs through both sponsored and unsponsored arrangements. EDRs are receipts issued in Europe by banks or depositaries which evidence similar ownership arrangements.

Foreign Currency Exchange Risks. To the extent the Portfolios invest in securities denominated or quoted in currencies other than the U.S. dollar, the Portfolios will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Portfolios and the income and appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Portfolios’ assets denominated in that currency and the Portfolios’ yield on such assets. In addition, the Portfolios will incur costs in connection with conversions between various currencies.

The Portfolios’ foreign currency exchange transactions may be conducted on a spot basis (that is, cash basis) at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. The Portfolios also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

The Portfolios may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Portfolios purchases a foreign security traded in the currency which the Portfolios anticipate acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolios than if it had not entered into such contracts.

The Portfolios are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. In addition, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

The Portfolios may cross-hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a portfolio has or expects to have portfolio exposure. The Portfolios may also engage in proxy hedging, which is defined as entering into positions in one currency to hedge investments denominated in another currency, where two currencies are economically linked. The Portfolios’ entry into forward contracts, as well as any use of proxy or cross hedging techniques, will generally require the Portfolios to segregate cash and/or liquid securities at least equal to each Portfolio’s obligations throughout the duration of the contract. The Portfolios may combine forward contracts with investments in securities denominated in other currencies to achieve desired security and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, the Portfolios may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract’s underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-

denominated security, the Portfolios may be able to lock in the foreign currency value of the security and adopt a synthetic position reflecting the credit quality of the U.S. dollar-denominated security.

To the extent required by the rules and regulations of the SEC, the Portfolios will segregate cash and/or liquid securities in an amount at least equal to the value of each Portfolio’s total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the segregated assets declines, additional cash and/or liquid securities will be segregated so that the value of the segregated assets will be at least equal to the amount of each Portfolio’s commitments with respect to such contracts. See also “Strategic Transactions.”

Investing in Emerging Market Countries. The risks of foreign investment are heightened when the issuer is from an emerging market country. The extent of economic development, political stability and market depth of such countries varies widely and investments in the securities of issuers in such countries typically involve greater potential gain or loss than investments in securities of issuers in more developed countries. Emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed markets. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed markets and the financial condition of issuers in emerging market countries may be more precarious than in other countries. Certain countries depend to a larger degree upon international trade or development assistance and, therefore, are vulnerable to changes in trade or assistance which, in turn, may be affected by a variety of factors. The Portfolios may be particularly sensitive to changes in the economies of certain countries resulting from any reversal of economic liberalization, political unrest or the imposition of sanctions by the U.S. or other countries.

The Portfolios’ purchase and sale of portfolio securities in emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic or sporadic trading or settlement or limitations on aggregate holdings by foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Portfolios, the Portfolios’ Adviser, its affiliates or their respective clients or other service providers. The Portfolios may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. Foreign investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain countries may require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Portfolio. The repatriation of both investment income and capital from certain emerging market countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in securities in certain countries, it is anticipated that the Portfolios may invest in such countries through other investment funds in such countries.

Many emerging market countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economics and securities markets of such countries. Economies in emerging market countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures or negotiated by the countries with which they trade.

Many emerging market countries are subject to a substantial degree of economic, political and social instability, Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of political reforms, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Unanticipated political or social developments may result in sudden and significant investment losses.

Settlement procedures in emerging market countries are frequently less developed and reliable than those in developed markets. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Portfolios to value their portfolio securities and could cause the Portfolios to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Portfolios have delivered or the Portfolios’ inability to complete its contractual obligations. The creditworthiness of the local securities firms used by the Portfolios in emerging market countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Portfolios may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging market countries and the limited volume of trading in securities in those countries may make the Portfolios’ investments in such countries less liquid and more volatile than investments in countries with more developed securities markets. The Portfolios’ investments in emerging market countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Portfolios may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging market countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

The Portfolios’ use of foreign currency management techniques in emerging market countries may be limited. Due to the limited market for these instruments in emerging market countries, the Adviser does not currently anticipate that a significant portion of the Portfolios’ currency exposure in emerging market countries, if any, will be covered by such instruments.

Investment Company Securities

Each Portfolio may invest in securities of other investment companies, including other open-end or closed-end investment companies and exchange-traded funds (“ETFs”), by purchase in the open market involving only customary brokers’ commissions or in connection with mergers, acquisitions of assets or consolidations or as may otherwise be permitted by the 1940 Act. Those investment companies securities may include investment companies managed by the Adviser or its affiliates. The ETFs in which the Portfolios may invest may include exchange-traded index and bond funds. Exchange-traded index funds seek to track the performance of various securities indices. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bond rises and falls. The market value of their shares may differ from the net asset value of the particular fund. To the extent a Portfolio invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities. In addition, if a Portfolio invests in such investment companies or investment funds, such Portfolio’s shareholders will bear not only their proportionate share of the expenses of that Portfolio (including operating expenses and the fees of the investment adviser), but also will indirectly bear similar expenses of the underlying investment companies or investment funds.

Some emerging market countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investments in the securities of companies listed and traded on the stock exchanges in these countries are permitted by certain emerging market countries through investment funds which have been specifically authorized. The Portfolios may invest in these investment funds, including those advised by the investment adviser of the Portfolios or their affiliates, subject to applicable provisions of the 1940 Act, and other applicable laws.

Duration

Duration is a measure of the expected life of a debt security that was developed as an alternative to the concept of “term to maturity.” Duration incorporates a debt security’s yield, coupon interest payments, final maturity and call features into one measure. Traditionally a debt security’s “term to maturity” has been used as a proxy for the sensitivity of the security’s price to changes in interest rates. However, “term to maturity” measures only the time until a debt security provides its final payment taking no account of the pattern of the security’s payments of interest or principal prior to maturity. Duration is a measure of the expected life of a debt security on a present value basis expressed in years. It measures the length of the time interval between the present and the time when the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received), weighing them by the present value of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is always less than maturity, and for zero coupon issues, duration and term to maturity are equal. In general, the lower the coupon rate of interest or the longer the maturity, or the lower the yield-to-maturity of a debt security, the longer its duration; conversely, the higher the coupon rate of interest, the shorter the maturity or the higher the yield-to-maturity of a debt security, the shorter its duration. There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

U.S. Government Securities

U.S. Treasury Securities. Each Portfolio may invest in U.S. Treasury securities, including bills, notes and bonds issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

Obligations Issued or Guaranteed by U.S. Government Agencies and Instrumentalities. Each Portfolio may invest in obligations issued by agencies of the U.S. government or instrumentalities established or sponsored by the U.S. government. These obligations, including those that are guaranteed by federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (“GNMA”), the Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States. Securities in which the Portfolios may invest that are not backed by the full faith and credit of the United States include, among others, obligations issued by the Tennessee Valley Authority, the Resolution Trust Corporation, the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit Bank and the Federal Home Loan Bank, the obligations of which may be satisfied only by the individual credit of the issuing agency. Investments in FHLMC, FNMA and other obligations may include collateralized mortgage obligations and real estate mortgage investment conduits issued or guaranteed by such entities. In the case of securities not backed by the full faith and credit of the United States, the Portfolios must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

Mortgage-Backed Securities Issued or Guaranteed by U.S. Government Instrumentalities. Each Portfolio may invest in mortgage-backed securities issued or guaranteed by U.S. government agencies such as GNMA, FNMA or FHLMC and representing undivided ownership interests in pools of mortgages. The mortgages backing these securities may include conventional 30-year fixed rate mortgages, 15-year fixed rate mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of the interest on and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of each Portfolio’s shares. These securities are in most cases “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the principal amounts of such underlying mortgages may generally be prepaid in whole or in part by the mortgagees at any time without penalty and the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through securities. Mortgage-backed securities are subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. The remaining maturity of a mortgage-backed security will be deemed to be equal to the average maturity of the mortgages underlying such security determined by the Adviser on the basis of assumed prepayment rates with respect to such mortgages. The remaining expected average life of a pool of mortgages underlying a mortgage-backed security is a prediction of when the mortgages will be repaid and is based upon a variety of factors such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgages has been outstanding, the interest rates payable on the mortgages and the current interest rate environment. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Portfolio reinvests the prepaid amounts in other income producing securities, the yields of which reflect interest rates prevailing at the time. Therefore, a Portfolio’s ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgage-backed securities. Moreover, prepayments of mortgages which underlie securities purchased by the Portfolio at a premium would result in capital losses.

Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. Each Portfolio may invest in collateralized mortgage obligations (“CMOs”), which are mortgage-backed securities that are collateralized by mortgage loans or mortgage pass-through securities, and multi-class pass-through securities, which are equity interests in a trust composed of mortgage loans or other mortgage backed securities. Unless the context indicates otherwise, the discussion of CMOs below also applies to multi-class pass through securities.

CMOs may be issued by governmental or government-related entities or by private entities, such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market traders. CMOs are issued in multiple classes, often referred to as “tranches,” with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds.

The principal and interest on the underlying collateral may be allocated among the several tranches of a CMO in innumerable ways. In a common CMO structure, the tranches are retired sequentially in the order of their respective stated maturities or final distribution dates (as opposed to the pro-rata return of principal found in traditional pass-through obligations). The fastest-pay tranches would initially receive all principal payments. When those tranches are retired, the next tranches in the sequence receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates and will affect the yield and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other types of mortgage securities. As a result, it may be difficult or impossible to sell the securities at an advantageous time or price.

New types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these newer structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

CMOs may include real estate investment conduits (“REMICs”). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property.

Each Portfolio may invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one tranche. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each tranche which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are a form of parallel pay CMO, with the required principal payment on such securities having the highest priority after interest has been paid to all classes. PAC Bonds generally require payments of a specified amount of principal on each payment date.

Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities (“ARMS”) are mortgage-related securities collateralized by mortgages with adjustable, rather than fixed, interest rates. The ARMS in which the Portfolios invest may be issued by GNMA, FNMA and FHLMC or by private originators. The underlying mortgages which collateralize ARMS issued by GNMA are fully guaranteed by the Federal Housing Administration or the Veterans Administration. The underlying mortgages which collateralize ARMS issued by FHLMC or FNMA are typically conventional residential mortgages conforming to standard underwriting size and maturity constraints.

For certain types of ARMS in which the Portfolios may invest, the rate of amortization of principal and interest payments changes in accordance with movements in a predetermined interest rate index. The interest rates paid on such ARMS generally are readjusted at intervals of one year or less to an increment over this predetermined interest rate index. The amount of interest due is calculated by adding a specified additional amount (margin) to the index, subject to limitations (caps and floors) on the maximum and minimum interest charged to the mortgagor during the life of the mortgage or to the maximum and minimum changes to that interest rate during a given period.

ARMS allow the Portfolios to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in higher current yields and lower price fluctuations than if such periodic adjustments were not available. The Portfolios, however, will not benefit from increases in interest rates if they rise to the point where they cause the current coupon to exceed the maximum allowable cap rates for a particular mortgage. Alternatively, the Portfolios participate in decreases in interest rates through periodic adjustments which means income to the Portfolios and distributions to shareholders also decline. The resetting of the interest rates should cause the net asset value of the Portfolios to fluctuate less dramatically than it would with investments in long-term fixed-rate debt securities. However, during periods of rising interest rates, changes in the coupon rate lag behind changes in the market rate resulting in possibly a slightly lower net asset value until the coupon resets to market rates. In addition, when interest rates decline, there may be less potential for capital appreciation than other investments of similar maturities due to the likelihood of increased prepayments.

Stripped Mortgage-Backed Securities. Each Portfolio also may invest in stripped mortgage-backed securities (“SMBS”) An SMBS is a derivative multiclass mortgage security. SMBS usually are structured with two classes that receive different proportions of the interest and principal distribution on a pool of Mortgage Assets. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolios may fail to fully recoup its initial investment in these securities. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield of POs could be materially adversely affected. The market values of IOs and POs are subject to greater risk of fluctuation in response to changes in market rates of interest than many other types of government securities and, to the extent a Portfolio invests in IOs and POs, increases the risk of fluctuations in the net asset value of that Portfolio. The Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and through the use of Strategic Transactions (described below).

Commercial Mortgage-Backed Securities (“CMBS”). CMBS are generally multi-class or passthrough securities issued by special purpose entities that represent an undivided interest in a portfolio of mortgage loans backed by commercial properties, including, but not limited to, industrial and warehouse properties, office buildings, retail space and shopping malls, hotels, healthcare facilities, multifamily properties and cooperative apartments. Private lenders, such as banks or insurance companies, originate these loans and then sell the loans directly into a CMBS trust or other entity. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or “balloon” is due and is repaid through the attainment of an additional loan or sale of this property. An extension of the final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds. Unlike most single family residential mortgages, commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases, there may be prohibitions on principal prepayments for several years following origination.

CMBS are subject to credit risk and prepayment risk. The Portfolios invest in CMBS that are rated in the top rating category by a nationally-recognized statistical rating organization (e.g., AAA by S&P or Aaa by Moody’s). Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g. significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

Inverse Floating Rate Obligations

The Government Portfolio and Global Tactical Asset Allocation Portfolio may invest in “inverse floating rate obligations.” The inverse floating rate obligations in which a Fund may invest are typically created through a division of a fixed-rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is typically reset at periodic intervals through a means set forth in the obligation’s underlying documents. For example, the reset could occur through an auction, however such auctions may at times not be successful, in which case the rate may be reset according to a preset formula. The interest rate on the long-term obligation which a Portfolio may purchase is the rate the issuer would have paid on the fixed-income obligation, (i) plus the difference between such fixed rate and the rate on the short term obligation, if the short-term rate is lower than the fixed rate; or (ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. These securities have varying degrees of liquidity and the market value of such securities generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floating rate obligations typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate security counterpart to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time.

Inflation-Linked Fixed Income Securities

Each Portfolio may invest in inflation-linked fixed income securities issued by the U.S. government, its agencies and instrumentalities, foreign governments, their agencies and instrumentalities, and corporations. The principal value of inflation-linked fixed income securities is periodically adjusted according to the rate of inflation as measured by a designated inflation index. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the index accruals as part of a semiannual coupon.

Inflation-linked fixed income securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-linked fixed income securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. government in the case of U.S. Treasury inflation-linked fixed income securities, even during a period of deflation. However, the current market value of the inflation-linked fixed income securities is not guaranteed, and will fluctuate. The Portfolios may also invest in other inflation-linked fixed income securities which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the inflation-linked fixed income securities repaid at maturity may be less than the original principal.

The value of inflation-linked fixed income securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-linked fixed income securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-linked fixed income securities.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the inflation-linked fixed-income security’s inflation measure.

The periodic adjustment of inflation-linked fixed income securities issued by the U.S. government is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-linked fixed income securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of inflation-linked fixed income securities will be considered taxable ordinary income to the Portfolios, even though the Portfolios will not receive the principal until maturity.

Portfolio Turnover

A Portfolio’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Portfolio’s portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year.

Illiquid Securities

Each Portfolio, subject to its investment restrictions, may invest a portion of its assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the “1933 Act”). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures approved by the Portfolio’s Board of Trustees. Ordinarily, the Portfolio would invest in restricted securities only when it receives the issuer’s commitment to register the securities without expense to the Portfolio. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Portfolio. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act (“144A Securities”) and are determined to be liquid under guidelines adopted by and subject to the supervision of the Portfolio’s Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security’s trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Portfolio in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as “no action” letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.

Lower-Rated Securities

Each Portfolio (except for the Money Market Portfolio) may invest in lower-rated securities. Securities which are in the lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk.

Credit risk relates to the issuer’s ability to make timely payment of interest and principal when due. Lower-grade securities are considered more susceptible to nonpayment of interest and principal or default than higher-grade securities. Increases in interest rates or changes in the economy may significantly affect the ability of issuers of lower-grade debt securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event that an issuer of securities held by a Portfolio experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, such Portfolio may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which such Portfolio’s securities relate. Further, a Portfolio may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and a Portfolio may be unable to obtain full recovery on such amounts.

Market risk relates to changes in market value of a security that occur as a result of variation in the level of prevailing interest rates and yield relationships in the fixed income securities market and as a result of real or perceived changes in credit risk. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. Securities with longer maturities, which may have higher yields, may increase or decrease in value more than securities with shorter maturities. However, the secondary market prices of lower-grade securities generally are less sensitive to changes in interest rate and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers than are the secondary market prices of higher-grade securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the lower-grade securities in a Portfolio and thus in the net asset value of a Portfolio. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of lower-grade securities.

The markets for lower-grade securities may be less liquid than the markets for higher-grade securities. Liquidity relates to the ability of a fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the lower-grade securities in which the Portfolios may invest, trading in such securities may be relatively inactive. Prices of lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of lower-grade securities generally could reduce market liquidity for such securities and make their sale by a Portfolio more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, the Portfolios may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.

During periods of reduced market liquidity or in the absence of readily available market quotations for lower-grade securities held in a Portfolio’s portfolio, the ability of a Portfolio to value such Portfolio’s securities becomes more difficult and the judgment of a Portfolio may play a greater role in the valuation of such Portfolio’s securities due to the reduced availability of reliable objective data.

Each Portfolio may invest in securities not producing immediate cash income, including securities in default, zero coupon securities or pay-in-kind securities, when their effective yield over comparable instruments producing cash income make these investments attractive. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer’s financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. Special tax considerations are associated with investing in certain lower-grade securities, such as zero coupon or pay-in-kind securities. See “Taxation” below. The Adviser will weigh these concerns against the expected total returns from such instruments.

A Portfolio’s investments in lower-grade securities could include securities rated D by S&P or C by Moody’s (the lowest-grade assigned) and unrated securities of comparable quality. Securities rated D by S&P or C by Moody’s include those of companies that are in default or are in bankruptcy or reorganization.

Securities of such companies are regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing and are usually available at deep discounts from the face values of the instruments. A security purchased at a deep discount may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in capital appreciation. If the company defaults on its obligations or remains in default, or if the plan of reorganization does not provide sufficient payments or debtholders, the deep discount securities may stop generating income and lose value or become worthless. While a diversified portfolio may reduce the overall impact of a deep discount security that is in default or loses its value, the risk cannot be eliminated.

The Portfolios will rely on the Adviser’s judgment, analysis and experience in evaluating the creditworthiness of an issuer. The amount of available information about the financial condition of certain lower-grade issuers may be less extensive than other issuers. In its analysis, the Adviser may consider the credit ratings of S&P and Moody’s in evaluating securities although the Adviser does not rely primarily on these ratings. Ratings evaluate only the safety of principal and interest payments, not the market value risk. Additionally, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require a Portfolio to dispose of a security. The Adviser continuously monitors the issuers of securities held in each Portfolio. Additionally, since most foreign debt securities are not rated, a Portfolio will invest in such securities based on the Adviser’s analysis without any guidance from published ratings. Because of the number of investment considerations involved in investing in lower-grade securities and foreign debt securities, achievement of a Portfolio’s investment objective may be more dependent upon the Adviser’s credit analysis than is the case with investing in higher-grade securities.

Money Market Portfolio

The Money Market Portfolio seeks to maintain a net asset value of $1.00 per share. To do so, the Money Market Portfolio uses the amortized cost method of valuing the Money Market Portfolio’s securities pursuant to Rule 2a-7 under the 1940 Act, certain requirements of which are summarized below. There can be no assurance that the Money Market Portfolio will be able to maintain a stable net asset value of $1.00 per share.

In accordance with Rule 2a-7, the Money Market Portfolio is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less and invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Money Market Portfolio’s Board of Trustees to present minimal credit risks and which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Money Market Portfolio’s Board of Trustees.

Convertible Securities

A convertible security includes any bond, debenture, note, preferred stock, warrant or other security which has the right to be converted into cash or another security or which carries with it the right to purchase any other security, any unit including one of the foregoing, or any other security for which it is expected that one of the foregoing will be received in exchange within a reasonably short period of time in a merger, acquisition, reorganization, recapitalization, or otherwise. A convertible security generally entitles the holder to exchange it for a fixed number of shares of common stock or other security, usually of the same company, or into cash at fixed prices within a specified period of time. A convertible security entitles the holder to receive the income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. The difference between the market price of the convertible security and the market price of the securities into which it may be converted is called the “premium.” When the premium is small, the convertible security has performance characteristics similar to an equity security; when the premium is large, the convertible security has performance characteristics similar to a debt security.

Enhanced Convertible Securities. Each Portfolio may invest a portion of its assets in “enhanced” convertible securities. There may be additional types of convertible securities with features not specifically referred to herein in which the Portfolio may invest consistent with its investment objective and policies. “Enhanced” convertible securities are equity-linked hybrid securities that automatically convert to equity securities on a specified date. Enhanced convertibles have been designed with a variety of payoff structures, and are known by a variety of different names. Three features common to enhanced convertible securities are (i) conversion to equity securities at the maturity of the convertible (as opposed to conversion at the option of the security holder in the case of ordinary convertibles); (ii) capped or limited appreciation potential relative to the underlying common stock; and (iii) dividend yields that are typically higher than that on the underlying common stock. Thus, enhanced convertible securities offer holders the opportunity to obtain higher current income than would be available from a traditional equity security issued by the same company in return for reduced participation in the appreciation potential of the underlying common stock. Other forms of enhanced convertible securities may involve arrangements with no interest or dividend payments made until maturity of the security or an enhanced principal amount received at maturity based on the yield and value of the underlying equity security during the security’s term or at maturity.

Synthetic Convertible Securities. Each Portfolio may invest a portion of its assets in “synthetic” convertible securities. A synthetic convertible security is a derivative position composed of two or more distinct securities whose investment characteristics, taken together, resemble those of traditional convertible securities, i.e., fixed income and the right to acquire the underlying equity security. For example, the Portfolio may purchase a non-convertible debt security and a warrant or option, which enables the Portfolio to have a convertible-like position with respect to a security or index.

Synthetic convertibles are typically offered by financial institutions in private placement transactions and are typically sold back to the offering institution. Upon conversion, the holder generally receives from the offering institution an amount in cash equal to the difference between the conversion price and the then-current value of the underlying security. Synthetic convertible securities differ from true convertible securities in several respects. The value of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. Thus, the values of a synthetic convertible and a true convertible security will respond differently to market fluctuations. Purchasing a synthetic convertible security may provide greater flexibility than purchasing a traditional convertible security, including the ability to combine components representing distinct issuers, or to combine a fixed income security with a call option on a stock index, when the Adviser determines that such a combination would better further the Portfolio’s investment goals. In addition, the component parts of a synthetic convertible security may be purchased simultaneously or separately.

The holder of a synthetic convertible faces the risk that the price of the stock, or the level of the market index underlying the convertibility component will decline. In addition, in purchasing a synthetic convertible security, the Portfolio may have counterparty risk with respect to the financial institution or investment bank that offers the instrument.

For each of the Mid Cap Growth Portfolio, Comstock Portfolio, Capital Growth Portfolio and Enterprise Portfolio, up to 5% of such Portfolio’s net assets may be invested in convertible securities that are below investment grade. For the Growth and Income Portfolio, up to 15% of such Portfolio’s net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as junk bonds. Although a Portfolio selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer’s continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by a Portfolio there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

Preferred Stocks

Preferred stock generally has a preference as to dividends and upon liquidation over an issuer’s common stock but ranks junior to other income securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on other income securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may provide that, in the event the issuer fails to make a specified number of dividend payments, the holders of the preferred stock will have the right to elect a specified number of directors to the issuer’s board. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants to Purchase Securities

Each Portfolio may invest in or acquire warrants. Warrants are instruments that give the holder the right, but not the obligation, to buy a security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Portfolio to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

Temporary Defensive Strategy

When market conditions dictate a more defensive investment strategy as described in each Portfolio’s prospectus, each Portfolio may deviate temporarily from fundamental and non-fundamental investment policies without a shareholder vote or without prior contemporaneous notification to shareholders during exigent situations.

STRATEGIC TRANSACTIONS

Each of the Portfolios, except the Money Market Portfolio, may, but is not required to, use various investment strategies as described below (“Strategic Transactions”). Strategic Transactions may be used for a variety of purposes including hedging, risk management, portfolio management or to earn income. Any or all of the investment techniques described herein may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any Strategic Transaction by the Portfolio is a function of numerous variables including market conditions. The Portfolio complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of liquid assets when mandated by SEC rules or SEC staff positions. Although the Adviser seeks to use Strategic Transactions to further the Portfolio’s investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result.

General Risks of Derivatives

Strategic Transactions utilized by the Portfolio may involve the purchase and sale of derivative instruments. A derivative is a financial instrument the value of which depends upon (or derives from) the value of another asset, security, interest rate, or index. Derivatives may relate to a wide variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. Certain derivative instruments which the Portfolio may use and the risks of those instruments are described in further detail below. The Portfolio may in the future also utilize derivatives techniques, instruments and strategies that may be newly developed or permitted as a result of regulatory changes, consistent with the Portfolio’s investment objective and policies. Such newly developed techniques, instruments and strategies may involve risks different than or in addition to those described herein. No assurance can be given that any derivatives strategy employed by the Portfolio will be successful.

The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the instruments underlying such derivatives. Derivatives are highly specialized instruments that require investment techniques and risk analyses different from other portfolio investments. The use of derivative instruments requires an understanding not only of the underlying instrument but also of the derivative itself. Certain risk factors generally applicable to derivative transactions are described below.

•	Derivatives are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to the Portfolio’s interests. The Portfolio bears the risk that the Adviser may incorrectly forecast future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency when establishing a derivatives position for the Portfolio.

•	Derivatives may be subject to pricing or “basis” risk, which exists when a derivative becomes extraordinarily expensive (or inexpensive) relative to historical prices or corresponding instruments. Under such market conditions, it may not be economically feasible to initiate a transaction or liquidate a position at an advantageous time or price.

•	Many derivatives are complex and often valued subjectively. Improper valuations can result in increased payment requirements to counterparties or a loss of value to the Portfolio.

•	Using derivatives as a hedge against a portfolio investment subjects the Portfolio to the risk that the derivative will have imperfect correlation with the portfolio investment, which could result in the Portfolio incurring substantial losses. This correlation risk may be greater in the case of derivatives based on an index or other basket of securities, as the portfolio securities being hedged may not duplicate the components of the underlying index or the basket may not be of exactly the same type of obligation as those underlying the derivative. The use of derivatives for “cross hedging” purposes (using a derivative based on one instrument as a hedge on a different instrument) may also involve greater correlation risks.

•	While using derivatives for hedging purposes can reduce the Portfolio’s risk of loss, it may also limit the Portfolio’s opportunity for gains or result in losses by offsetting or limiting the Portfolio’s ability to participate in favorable price movements in portfolio investments.

•	Derivatives transactions for non-hedging purposes involve greater risks and may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that the Portfolio enters into a derivatives transaction as an alternative to purchasing or selling the underlying instrument or in order to obtain desired exposure to an index or market, the Portfolio will be exposed to the same risks as are incurred in purchasing or selling the underlying instruments directly.

•	The use of certain derivatives transactions involves the risk of loss resulting from the insolvency or bankruptcy of the other party to the contract (the “counterparty”) or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

•	Liquidity risk exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, the Portfolio may be unable to initiate a transaction or liquidate a position at an advantageous time or price.

•	Certain derivatives transactions, including OTC options, swaps, forward contracts, certain options on foreign currencies and other OTC derivatives, are not entered into or traded on exchanges or in markets regulated by the CFTC or the SEC. Instead, such OTC derivatives are entered into directly by the counterparties and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty. Where no such counterparty is available, the Portfolio will be unable to enter into a desired transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case the Portfolio may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and as a result the Portfolio would bear greater risk of default by the counterparties to such transactions.

•	The Portfolio may be required to make physical delivery of portfolio securities underlying a derivative in order to close out a derivatives position or to sell portfolio securities at a time or price at which it may be disadvantageous to do so in order to obtain cash to close out or to maintain a derivatives position.

•	As a result of the structure of certain derivatives, adverse changes in the value of the underlying instrument can result in a losses substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•	Certain derivatives, including certain OTC options and swap agreements, may be considered illiquid and therefore subject to the Portfolio’s limitation on investments in illiquid securities.

•	Derivatives transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the Untied States. Derivatives transactions conducted outside the United States are subject to the risk of governmental action affecting the trading in, or the prices of, foreign securities, currencies and other instruments The value of such positions could be adversely affected by foreign political and economic factors; lesser availability of data on which to make trading decisions; delays on the Portfolio’s ability to act upon economic events occurring in foreign markets; and less liquidity than U.S. markets.

•	Currency derivatives are subject to additional risks. Currency derivatives transactions may be negatively affected by government exchange controls, blockages, and manipulations. Currency exchange rates may be influenced by factors extrinsic to a country’s economy. There is no systematic reporting of last sale information with respect to foreign currencies. As a result, the available information on which trading in currency derivatives will be based may not be as complete as comparable data for other transactions. Events could occur in the foreign currency market which will not be reflected in currency derivatives until the following day, making it more difficult for the Portfolio to respond to such events in a timely manner.

Options

An option is a contract that gives the holder of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the seller of the option (the “option writer”) the underlying security at a specified fixed price (the “exercise price”) prior to a specified date (the “expiration date”). The buyer of the option pays to the option writer the option premium, which represents the purchase price of the option.

Exchange traded options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such option. OTC options are purchased from or sold to counterparties through direct bilateral agreement between the counterparties. Certain options, such as options on individual securities, are settled through physical delivery of the underlying security, whereas other options, such as index options, are settled in cash in an amount based on the value of the underlying instrument multiplied by a specified multiplier.

Writing Options.  The Portfolios (except for the Money Market Portfolio) may write call and put options. As the writer of a call option, the Portfolio receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. If the option expires without being exercised the Portfolio is not required to deliver the underlying security but retains the premium received.

A Portfolio may only write call options that are “covered.” A call option on a security is covered if (a) the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, such amount is maintained by the Portfolio in segregated liquid assets) upon conversion or exchange of other securities held by the Portfolio; or (b) the Portfolio has purchased a call on the underlying security, the exercise price of which is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Portfolio in segregated liquid assets.

Selling call options involves the risk that the Portfolio may be required to sell the Portfolio underlying security at a disadvantageous price, below the market price of such security, at the time the option is exercised. As the writer of a covered call option, the Portfolio forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security covering the option above the sum of the premium and the exercise price but has retains the risk of loss should the price of the underlying security decline.

The Portfolios (except for the Money Market Portfolio) may write put options. As the writer of a put option, the Portfolio receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to pay the exercise price and receive delivery of the underlying security. If the option expires without being exercised, the Portfolio is not required to receive the underlying security in exchange for the exercise price but retains the option premium.

A Portfolio may only write put options that are “covered.” A put option on a security is covered if (a) the Portfolio segregates liquid assets equal to the exercise price; or (b) the Portfolio has purchased a put on the same security as the put written, the exercise price of which is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Portfolio in segregated liquid assets.

Selling put options involves the risk that the Portfolio may be required to buy the underlying security at a disadvantageous price, above the market price of such security, at the time the option is exercised. While the Portfolio’s potential gain in writing a covered put option is limited to the premium received plus the interest earned on the liquid assets covering the put option, the Portfolio’s risks of loss is equal to the entire value of the underlying security, offset only by the amount of the premium received.

The Portfolio may close out an options position which it has written through a closing purchase transaction. The Portfolio would execute a closing purchase transaction with respect to a call option written by purchasing a call option on the same underlying security and having the same exercise price and expiration date as the call option written by the Portfolio. The Portfolio would execute a closing purchase transaction with respect to a put option written by purchasing a put option on the same underlying security and having the same exercise price and expiration date as the put option written by the Portfolio. A closing purchase transaction may or may not result in a profit to the Portfolio. The Portfolio could close out its position as an option writer only if a liquid secondary market exists for options of that series and there is no assurance that such a market will exist with respect to any particular option.

The writer of a option generally has no control over the time when the option is exercised and the option writer is required to deliver or acquire the underlying security. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option. Thus, the use of options may require the Portfolio to buy or sell portfolio securities at inopportune times or for prices other than the current market values of such securities, may limit the amount of appreciation the Portfolio can realize on an investment, or may cause the Portfolio to hold a security that it might otherwise sell.

Purchasing Options.  The Portfolio may purchase call and put options. As the buyer of a call option, the Portfolio pays the premium to the option writer and has the right to purchase the underlying security from the option writer at the exercise price. If the market price of the underlying security rises above the exercise price, the Portfolio could exercise the option and acquire the underlying security at a below market price, which could result in a gain to the Portfolio, minus the premium paid. As the buyer of a put option, the Portfolio pays the premium to the option writer and has the right to sell the underlying security to the option writer at the exercise price. If the market price of the underlying security declines below the exercise price, the Portfolio could exercise the option and sell the underlying security at an above market price, would could result in a gain to the Portfolio, minus the premium paid. The Portfolio may buy call and put options whether or not it holds the underlying securities.

As a buyer of a call or put option, the Portfolio may sell put or call options that it has purchased at any time prior to such option’s expiration date through a closing sale transaction. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, the underlying security’s dividend policy, and the time remaining until the expiration date. A closing sale transaction may or may not result in a profit to the Portfolio. The Portfolio’s ability to initiate a closing sale transaction is dependent upon the liquidity of the options market and there is no assurance that such a market will exist with respect to any particular option. If the Portfolio does not exercise or sell an option prior to its expiration date, the option expires and becomes worthless.

The Government Portfolio will not purchase call or put options on securities if as a result, more than 10% of its net assets would be invested in premiums on such options.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options generally are established through negotiation between the parties to the options contract. This type of arrangement allows the purchaser and writer greater flexibility to tailor the option to their needs. OTC options are available for a greater variety of securities or baskets of securities, and in a wider range of expiration dates and exercise prices than exchange traded options. However, unlike exchange traded options, which are issued and guaranteed by a regulated intermediary, such as the OCC, OTC options are entered into directly with the counterparty. Unless the counterparties provide for it, there is no central clearing or guaranty function for an OTC option. Therefore, OTC options are subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the option will be satisfied. There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. As a result, the Portfolio may be able unable to enter into closing sale transactions with respect to OTC options.

Index Options. The Mid Cap Growth Portfolio, Comstock Portfolio, Capital Growth Portfolio, Enterprise Portfolio and Growth and Income Portfolio may purchase and sell index options. Call and put options on indices operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on an index give the holder the right to receive, upon exercise of the option, an amount of cash determined by reference to the value of the underlying index. The underlying index may be a broad-based index or a narrower market index. Unlike options on securities, all settlements are in cash. The settlement amount, which the writer of a index option must pay to the holder of the option upon exercise, is generally equal to the difference between the fixed exercise price of the option and the value of the underlying index, multiplied by a specified multiplier. The multiplier determines the size of the investment position the option represents. Gain or loss to the Portfolio on index options transactions will depend on price movements in the underlying securities market generally or in a particular segment of the market rather than price movements of individual securities. As with other options, the Portfolio may close out its position in index options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.

Index options written by the Portfolio will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating liquid assets. The Portfolio may cover call options written on an index by owning securities whose price changes, in the opinion of the Adviser, are expected to correlate to those of the underlying index.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on foreign currencies give the holder the right to buy or sell foreign currency for a fixed amount in U.S. dollars. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on United States and foreign exchanges. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. The price of the option may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and foreign investment generally. As with other options, the Portfolio may close out its position in foreign currency options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.

Foreign currency options written by the Portfolio will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating liquid assets.

Additional Risks of Options Transactions. The risks associated with options transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Options are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of options requires an understanding not only of the underlying instrument but also of the option itself. Options may be subject to the risk factors generally applicable to derivatives transactions described herein, and may be also be subject to certain additional risk factors, including:

•	The exercise of options written or purchased by the Portfolio could cause the Portfolio to sell portfolio securities, thus increasing the Portfolio’s portfolio turnover.

•	The Portfolio pays brokerage commissions each time it writes or purchases an option or buys or sells an underlying security in connection with the exercise of an option. Such brokerage commissions could be higher relative to the commissions for direct purchases of sales of the underlying securities.

•	The Portfolio’s options transactions may be limited by limitations on options positions established by the exchanges on which such options are traded.

•	The hours of trading for exchange listed options may not coincide with the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities that cannot be reflected in the options markets.

•	Index options based upon a narrower index of securities may present greater risks than options based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in the values of a small number of securities.

•	The Portfolio is subject to the risk of market movements between the time that an option is exercised and the time of performance thereunder, which could increase the extent of any losses suffered by the Portfolio in connection with options transactions.

Futures Contracts

A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of a commodity at a specific price at a specific future time (the “settlement date”). Futures contracts may be based on a specified equity securities (securities futures), a specified debt security or reference rate (interest rate futures), the value of a specified securities index (index futures) or a the value of a foreign currency (forward contracts and currency futures). The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The buyer of a futures contract agrees to purchase the underlying instrument on the settlement date and is said to be “long” the contract. The seller of a futures contract agrees to sell the underlying instrument on the settlement date and is said to be “short” the contract. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the expiration date and cannot be “exercised” at any other time during their term.

Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date (such as in the case of securities futures and interest rate futures based on a specified debt security) or by payment of a cash settlement amount on the settlement date (such as in the case of futures contracts relating to interest rates, foreign currencies and broad-based securities indexes). In the case of cash settled futures contracts, the settlement amount is equal to the difference between the reference instrument’s price on the last trading day of the contract and the reference instrument’s price at the time the contract was entered into. Most futures contracts, particularly futures contracts requiring physical delivery, are not held until the settlement date, but instead are offset before the settlement date through the establishment of an opposite and equal futures position (buying a contract that had been sold, or selling a contract that had been purchased). All futures transactions (except currency forward contracts) are effected through a clearinghouse associated with the exchange on which the futures are traded.

The buyer and seller of a futures contract are not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the buyer and seller are required to deposit “initial margin” with a futures commodities merchant when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract’s market value. If the value of either party’s position declines, the party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The process is known as “marking-to-market.” Upon the closing of a futures position through an the establishment of an offsetting position, a final determination of variation margin will be made and additional cash will be paid by or released to the Portfolio.

In addition, the Portfolio may be required maintain segregated liquid assets in order to cover futures transactions. The Portfolio will segregate liquid assets in an amount equal to the difference between the market value of futures contract entered into by the Portfolio and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such contract.

Forward Commitments

Each of the Mid Cap Growth Portfolio, the Global Tactical Asset Allocation Portfolio and the Government Portfolio may purchase or sell securities on a “when-issued” or “delayed-delivery” basis (“Forward Commitments”). These transactions occur when securities are purchased or sold by the Portfolio with payment and delivery taking place in the future, frequently a month or more after such transaction. The price is fixed on the date of the Forward Commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment takes place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price. The Portfolio may either settle a Forward Commitment by taking delivery of the securities or may either resell or repurchase a Forward Commitment on or before the settlement date in which event the Portfolio may reinvest the proceeds in another Forward Commitment.

Relative to a Forward Commitment purchase, the Portfolio will segregate cash and/or liquid securities (which may have maturities which are longer than the term of the Forward Commitment) having an aggregate value at least equal to the amount of its commitment as long as the obligation to purchase continues. Since the market value of both the securities subject to the Forward Commitment and the amount segregated may fluctuate, the use of Forward Commitments may magnify the impact of interest rate changes on the Portfolio’s net asset value.

A Forward Commitment sale is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the Forward Commitment. A Forward Commitment sale is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in value of a security or currency which the Portfolio owns or has the right to acquire. Only the Government Portfolio may engage in Forward Commitment transactions for cross-hedging purposes. In either circumstance, the Portfolio will segregate either the security covered by the Forward Commitment or cash and/or liquid securities (which may have maturities which are longer than the term of the Forward Commitment) having an aggregate value at least equal to the amount of its commitment as long as the obligation to sell continues. By entering into a Forward Commitment sale transaction, the Portfolio foregoes or reduces the potential for both gain and loss in the security which is being hedged by the Forward Commitment sale.

When engaging in Forward Commitments, a Portfolio relies on the other party to complete the transaction. Should the other party fail to do so, the Portfolio might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure. Forward Commitments are not traded on an exchange and thus may be less liquid than exchange traded contracts.

Currency Forward Contracts and Currency Futures. A foreign currency forward contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the forward contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Settlement of a foreign currency forward contract for the purchase of most currencies typically must occur at a bank based in the issuing nation. Currency futures are similar to currency forward contracts, except that they are traded on an exchange and standardized as to contract size and delivery date. Most currency futures call for payment or delivery in U.S. dollars. Unanticipated changes in currency prices may result in losses to the Portfolio and poorer overall performance for the Portfolio than if it had not entered into forward contracts.

Options on Futures Contracts. Options on futures contracts are similar to options on securities except that options on futures contracts give the purchasers the right, in return for the premium paid, to assume a position in a futures contract (a long position in the case of a call option and a short position in the case of a put option) at a specified exercise price at any time prior to the expiration of the option. Upon exercise of the option, the parties will be subject to all of the risks associated with futures transactions and subject to margin requirements. As the writer of options on futures contracts, the Portfolio would also be subject to initial and variation margin requirements on the option position.

Options on futures contracts written by the Portfolio will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating liquid assets. The Portfolio may cover an option on a futures contract by purchasing or selling the underlying futures contract. In such instances the exercise of the option will serve to close out the Portfolio’s futures position.

Additional Risk of Futures Transactions. The risks associated with futures contract transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Futures are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of futures requires an understanding not only of the underlying instrument but also of the futures contract itself. Futures may be subject to the risk factors generally applicable to derivatives transactions described herein, and may be also be subject to certain additional risk factors, including:

•	The risk of loss in buying and selling futures contracts can be substantial. Small price movements in the commodity underlying a futures position may result in immediate and substantial loss (or gain) to the Portfolio.

•	Buying and selling futures contracts may result in losses in excess of the amount invested in the position in the form of initial margin. In the event of adverse price movements in the underlying commodity, security, index, currency or instrument, the Portfolio would be required to make daily cash payments to maintain its required margin. The Portfolio may be required to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The Portfolio could lose margin payments deposited with a futures commodities merchant if the futures commodities merchant breaches its agreement with the Portfolio, becomes insolvent or declares bankruptcy.

•	Most exchanges limit the amount of fluctuation permitted in futures contract prices during any single trading day. Once the daily limit has been reached in a particular futures contract, no trades may be made on that day at prices beyond that limit. If futures contract prices were to move to the daily limit for several trading days with little or no trading, the Portfolio could be prevented from prompt liquidation of a futures position and subject to substantial losses. The daily limit governs only price movements during a single trading day and therefore does not limit the Portfolio’s potential losses.

•	Index futures based upon a narrower index of securities may present greater risks than futures based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in value of a small number of securities.

The Portfolio will not enter into futures contracts or options transactions (except for closing transactions) other than for bona fide hedging purposes if, immediately thereafter, the sum of its initial margin and premiums on open futures contracts and options exceed 5% of the fair market value of the Portfolio’s assets; however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

Swap Contracts and Related Derivative Instruments

A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the swap will be satisfied.

Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments, U.S. dollar denominated payments may be exchanged for payments denominated in foreign currencies, and payments tied to the price of one security, index, reference rate, currency or other instrument may be exchanged for payments tied to the price of a different security, index, reference rate, currency or other instrument. Swap contracts are typically individually negotiated and structured to provide exposure to a variety of particular types of investments or market factors. Swap contracts can take many different forms and are known by a variety of names. To the extent consistent with the Portfolio’s investment objectives and policies, the Portfolio is not limited to any particular form or variety of swap contract. The Portfolio may utilize swaps to increase or decrease its exposure to the underlying instrument, reference rate, foreign currency, market index or other asset. The Portfolio may also enter into related derivative instruments including caps, floors and collars.

The Portfolio may be required to cover swap transactions. Obligations under swap agreements entered into on a net basis are generally accrued daily and any accrued but unpaid amounts owed by the Portfolio to the swap counterparty will be covered by segregating liquid assets. If the Portfolio enters into a swap agreement on other than a net basis, the Portfolio will segregate liquid assets with a value equal to the full amount of the Portfolio’s accrued obligations under the agreement.

Interest Rate Swaps, Caps, Floors and Collars. The Government Portfolio may enter into interest rate swaps and may purchase and sell interest rate caps, floors and collars. Interest rate swaps consists of an agreement between two parties to exchange their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are generally entered into on a net basis.

The Portfolio may also buy or sell interest rate caps, floors and collars. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a specified notional amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a specified notional amount from the party selling the interest rate floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rate of values. Caps, floors and collars may be less liquid that other types of swaps. If the Portfolio sells caps, floors and collars, it will segregate liquid assets with a value equal to the full amount, accrued daily, of the Portfolio’s net obligations with respect to the caps, floors or collars.

Index Swaps. An index swap consists of an agreement between two parties in which a party exchanges a cash flow based on a notional amount of a reference index for a cash flow based on a different index or on another specified instrument or reference rate. Index swaps are generally entered into on a net basis.

Currency Swaps. A currency swap consists of an agreement between two parties to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them, such as exchanging a right to receive a payment in foreign currency for the right to receive U.S. dollars. Currency swap agreements may be entered into on a net basis or may involve the delivery of the entire principal value of one designated currency in exchange for the entire principal value of another designated currency. In such cases, the entire principal value of a currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.

Credit Default Swaps. A credit default swap consists of an agreement between two parties in which the “buyer” agrees to pay to the “seller” a periodic stream of payments over the term of the contract and the seller agrees to pay the buyer the par value (or other agreed-upon value) of a referenced debt obligation upon the occurrence of a credit event with respect to the issuer of the referenced debt obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in a credit default swap. As the buyer in a credit default swap, the Portfolio would pay to the counterparty the periodic stream of payments. If no default occurs, the Portfolio would receive no benefit from the contract. As the seller in a credit default swap, the Portfolio would receive the stream of payments but would be subject to exposure on the notional amount of the swap, which it would be required to pay in the event of default. The Portfolios will generally segregate liquid assets to cover any potential obligation under a credit default swap sold by the Portfolios. The use of credit default swaps could result in losses to a Portfolio if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

Swaptions. An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

General Risks of Swaps. The risks associated with swap transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of swaps requires an understanding not only of the underlying instrument but also of the swap contract itself. Swap transactions may be subject to the risk factors generally applicable to derivatives transactions described above, and may be also be subject to certain additional risk factors, including:

•	Swap agreements are not traded on exchanges and not subject to government regulation like exchange traded derivatives. As a result, parties to a swap agreement are not protected by such government regulations as participants in transactions in derivatives traded on organized exchanges.

•	In addition to the risk of default by the counterparty, if the creditworthiness of a counterparty to a swap agreement declines, the value of the swap agreement would be likely to decline, potentially resulting in losses.

•	The swaps market is a relatively new market and is largely unregulated. It is possible that further developments in the swaps market, including potential governmental regulation, could adversely affect the Portfolio’s ability to utilize swaps, terminate existing swap agreements or realize amounts to be received under such agreements.

Structured Products

Each Portfolio also may invest a portion of its assets in structured notes and other types of structured investments (referred to collectively as “structured products”). A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. The cash flow or rate of return on a structured note may be determined by applying a multiplier to the rate of total return on the referenced factor. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the referenced factor could result in a relatively large loss in the value of a structured note.

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where a Portfolio’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference factor may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference factor may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note.

Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. A Portfolio may have the right to receive payments to which it is entitled only from the structured investment, and generally does not have direct rights against the issuer. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured investment vehicles generally pay their share of the investment vehicle’s administrative and other expenses.

Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing a Portfolio’s illiquidity to the extent that such Portfolio, at a particular point in time, may be unable to find qualified buyers for these securities.

Combined Transactions

Combined transactions involve entering into multiple derivatives transaction (such as multiple options transactions, including purchasing and writing options in combination with each other; multiple futures transactions; and combinations of options, futures, forward and swap transactions), instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions. The Portfolio may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Adviser, it is in the best interest of the Portfolio to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.

Regulatory Matters

As described herein, the Portfolio may be required to cover its potential economic exposure to certain derivatives transactions by holding an offsetting financial position and/or segregating liquid assets equal in value to the Portfolio’s potential economic exposure under the transaction. The Portfolio will cover such transactions as described herein or in such other manner as may be in accordance with applicable laws and regulations. Assets used to cover derivatives transactions cannot be sold while the derivatives position is open, unless they are replaced by other appropriate assets. Segregated liquid assets and assets held in margin accounts are not otherwise available to the Portfolio for investment purposes. If a large portion of the Portfolio’s assets are used to cover derivatives transactions or otherwise segregated, it could affect portfolio management or the Portfolio’s ability to meet redemption requests or other current obligations.

Each of the exchanges and other trading facilitates on which options are traded has established limitations on the maximum number of put or call options on a given underlying security that may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on different exchanges or through one or more brokers. These position limits may restrict the number of listed options which the Portfolio may write. Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in excess of these limits and may impose certain other sanctions or restrictions.

A Portfolio’s use of Strategic Transactions may be limited by the requirements of the Code, for qualification as a regulated investment company.

INVESTMENT RESTRICTIONS

Each Portfolio has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Portfolio’s voting securities present at a meeting, if the holders of more than 50% of the Portfolio’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Portfolio’s outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. The Portfolios are subject to the restrictions set forth below. (Those restrictions that are only applicable to certain Portfolios are noted as such.)

The following restrictions are applicable to the Mid Cap Growth Portfolio:

The Mid Cap Growth Portfolio shall not:

1.	Invest in a manner inconsistent with its classification as a “diversified company” as provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.

2.	Issue senior securities nor borrow money, except the Portfolio may issue senior securities or borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.

3.	Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

4.	Invest in any security if, as a result, 25% or more of the value of the Portfolio’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) excluding securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions, or (b) when the Portfolio has taken a temporary defensive position, or (c) as otherwise provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.

5.	Purchase or sell real estate except that the Portfolio may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities and (f) as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.

6.	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Portfolio from purchasing or selling options, futures contracts and options on futures contracts, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.

7.	Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Portfolio may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.

The Portfolio has an operating policy not to borrow money except for temporary purposes and then in an amount not in excess of 5% of the value of the total assets of the Portfolio at the time the borrowing is made.

The following restrictions are applicable to the Comstock Portfolio:

The Comstock Portfolio shall not:

1.	With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except the United States government) or purchase more than 10% of the outstanding voting securities of any one issuer, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

2.	Make short sales or purchase securities on margin; but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, and it may engage in transactions in options, futures contracts and options on futures contracts and make margin deposits and payments in connection therewith.

3.	Pledge any of its assets, except that the Portfolio may pledge assets having a value of not more than 10% of its total assets in order to secure permitted borrowings from banks. Such borrowings may not exceed 5% of the value of the Portfolio’s assets and can be made only as a temporary measure for extraordinary or emergency purposes. Notwithstanding the foregoing, the Portfolio may engage in transactions in options, futures contracts and options on futures contracts, segregate or deposit assets to cover or secure options written, and make margin deposits and payments for futures contracts and options on futures contracts.

4.	Invest in securities issued by other investment companies, except part of a merger, reorganization or other acquisition and except to the extent permitted by (i) 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

5.	Invest in real estate, commodities or commodities contracts, except that the Portfolio may engage in transactions in futures contracts and options on futures contracts.

6.	Invest in securities of a company for the purpose of exercising management or control, although the Portfolio retains the right to vote securities held by it, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

7.	Engage in the underwriting of securities of other issuers, except that the Portfolio may sell an investment position even though it may be deemed to be an underwriter as that term is defined under the Securities Act of 1933.

8.	Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 5% of the Portfolio’s assets would be invested in such securities, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

9.	Invest more than 25% of its total net asset value in any one industry, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

10.	Make loans except by the purchase of bonds or other debt obligations of types commonly offered publicly or privately and purchased by financial institutions, including investment in repurchase agreements, provided that the Portfolio will not make any investment in repurchase agreements maturing in more than seven days if such investments, together with any illiquid securities held by the Portfolio, would exceed 10% of the value of its net assets.

In addition to the foregoing fundamental policies which may not be changed without shareholder approval, the Comstock Portfolio is subject to the following policies which may be amended by the trustees. The Portfolio shall not:

1.	Invest 25% or more of its total net value in any one industry, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

The following restrictions are applicable to the Capital Growth Portfolio, the Enterprise Portfolio, the Government Portfolio, the Growth and Income Portfolio and the Money Market Portfolio:

A Portfolio shall not:

1.	Invest in securities of any company if any officer or trustee of the Portfolio or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such company, and such officers and trustees own more than 5% of the outstanding securities of such issuer.

2.	Invest in companies for the purpose of acquiring control or management thereof except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

3.	Underwrite securities of other companies, except insofar as a Portfolio might be deemed to be an underwriter for purposes of the Securities Act of 1933 in the resale of any securities owned by the Portfolio.

The following additional restrictions are applicable to the Capital Growth Portfolio:

The Capital Growth Portfolio shall not:

1.	Invest directly in real estate interests of any nature, although the Portfolio may invest indirectly through media such as real estate investment trusts.

2.	Invest in commodities or commodity contracts, except that the Portfolio may enter into transactions in futures contracts or options on futures contracts.

3.	Issue any of its securities for (a) services or (b) property other than cash or securities (including securities of which the Portfolio is the issuer), except as a dividend or distribution to its shareholders in connection with a reorganization.

4.	Issue senior securities and shall not borrow money except from banks as a temporary measure for extraordinary or emergency purposes and in an amount not exceeding 5% of the Portfolio’s total assets. Notwithstanding the foregoing, the Portfolio may enter into transactions in options, futures contracts and options on futures contracts and may make margin deposits and payments in connection therewith.

5.	Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured hereby); provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio’s pro rata portion of the securities and other assets owned by any such investment company.

6.	Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

7.	Sell short or borrow for short sales. Short sales “against the box” are not subject to this limitation.

8.	With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except obligations of the United States government, it agencies or instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

9.	Invest in warrants in excess of 5% of its net assets (including, but not to exceed 2% in warrants which are not listed on the New York or American Stock Exchanges).

10.	Purchase securities of issuers which have a record of less than three years continuous operation if such purchase would cause more than 5% of the Portfolio’s total assets to be invested in securities of such issuers except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

11.	Invest more than 15% of its net assets in illiquid securities, including securities that are not readily marketable, restricted securities and repurchase agreements that have a maturity of more than seven days except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

12.	Invest in interests in oil, gas, or other mineral exploration or developmental programs, except through the purchase of liquid securities of companies which engage in such businesses.

13.	Pledge, mortgage or hypothecate its portfolio securities or other assets to the extent that the percentage of pledged assets plus the sales load exceeds 10% of the offering price of the Portfolio’s shares.

In addition to the foregoing fundamental policies which may not be changed without shareholder approval, the Capital Growth Portfolio is subject to the following policy which may be amended by the trustees. The Portfolio shall not invest 25% or more of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured hereby); provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio’s pro rata portion of the securities and other assets owned by any such investment company.

The following additional restrictions are applicable to the Enterprise Portfolio:

The Enterprise Portfolio shall not:

1.	With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

2.	Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

3.	Make any investment in real estate, commodities or commodities contracts, except that the Portfolio may enter into transactions in options, futures contracts or options on futures contracts and may purchase securities secured by real estate or interests therein; or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

4.	Invest in interests in oil, gas, or other mineral exploration or development programs.

5.	Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 5% of the Portfolio’s assets would be invested in such securities except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

6.	Lend money, except that a Portfolio may invest in repurchase agreements in accordance with applicable requirements set forth in the Prospectus and may acquire debt securities which the Portfolio’s investment policies permit. A Portfolio will not invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by the Portfolio, exceeds 10% of the market or other fair value of its total net assets; provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio’s pro rata portion of the securities and other assets owned by any such investment company. See “Repurchase Agreements” in the Prospectus and herein.

7.	Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby); provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio’s pro rata portion of the securities and other assets owned by any such investment company.

8.	Make short sales of securities, unless at the time of the sale the Portfolio owns or has the right to acquire an equal amount of such securities. Notwithstanding the foregoing, the Portfolio may engage in transactions in options, futures contracts and options on futures contracts.

9.	Purchase securities on margin, except that a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Portfolio of initial or maintenance margin in connection with transactions in options, futures contracts or options on futures contracts is not considered the purchase of a security on margin.

10.	Invest more than 5% of its assets in companies having a record, together with predecessors, of less than three years continuous operation except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

11.	Borrow in excess of 10% of the market or other fair value of its total assets, or pledge its assets to an extent greater than 5% of the market or other fair value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure for extraordinary or emergency purposes. Deposits in escrow in connection with the writing of covered call or secured put options, or in connection with the purchase or sale of futures contracts and options on futures contracts are not deemed or to be a pledge or other encumbrance.

In addition, the following restrictions apply to, and may not be changed without the approval of the holders of a majority of the shares of, the Portfolio indicated:

The Enterprise Portfolio may not invest more than 5% of its net assets in warrants or rights valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on such basis) which are not listed on the New York or American Stock Exchanges. Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitation. Furthermore, the Enterprise Portfolio may not invest in the securities of a foreign issuer if, at the time of acquisition, more than 10% of the value of the Enterprise Portfolio’s total assets would be invested in such securities. Foreign investments may be subject to special risks, including future political and economic developments, the possible imposition of additional withholding taxes on dividend or interest income payable on the securities, or the seizure or nationalization of companies, or establishment of exchange controls or adoption of other restrictions which might adversely affect the investment.

In addition to the foregoing policies which may not be charged without shareholder approval, the Enterprise Portfolio is subject to the following policy which may be amended by the trustees. The Portfolio shall not invest 25% or more of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby); provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio’s pro rata portion of the securities and other assets owned by any such investment company.

The following restrictions are applicable to the Global Tactical Asset Allocation Portfolio:

The Global Tactical Asset Allocation Portfolio shall not:

1.	Invest in a manner inconsistent with its classification as a “diversified company” as provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.

2.	Issue senior securities nor borrow money, except the Portfolio may issue senior securities or borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.

3.	Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

4.	Invest in any security if, as a result, 25% or more of the value of the Portfolio’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions, (b) when the Portfolio has taken a temporary defensive position, or (c) as otherwise provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.

5.	Purchase or sell real estate except that the Portfolio may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities and (f) as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.

6.	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Portfolio from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.

7.	Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Portfolio may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.

Thus, according to such Portfolio’s fundamental investment restrictions and applicable law, the Portfolio currently may not:

1.	Issue any class of senior security, of which it is the issuer, except to borrow money from any bank, provided that immediately after such borrowing the Portfolio has an asset coverage of at least 300% for all borrowings of the Portfolio and provided further that in the event such asset coverage shall at any time fall below 300% such Portfolio shall, within 3 days thereafter (not including Sundays or holidays) reduce the amount of borrowing to an extent that the amount of coverage of such borrowing shall be at 300%.

2.	Invest in any security if, as a result 25% or more of the value of the Portfolio’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions.

In addition to the foregoing policies which may not be changed without shareholder approval, the Global Tactical Asset Allocation Portfolio is subject to the following operating policies, which may be amended by the trustees. Such Portfolio shall not borrow money except for temporary purposes and then in an amount not in excess of 5% of the value of the total assets of the Portfolio at the time the borrowing is made.

The following additional restrictions are applicable to the Government Portfolio:

The Government Portfolio shall not:

1.	With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

2.	Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

3.	Make any investment in real estate, commodities or commodities contracts, except that the Portfolio may invest in interest rate futures contracts and options on futures contracts and may purchase securities secured by real estate or interests therein; or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

4.	Invest in interests in oil, gas, or other mineral exploration or development programs.

5.	Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 5% of the Portfolio’s assets would be invested in such securities except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

6.	Lend money, except that the Portfolio may invest in repurchase agreements in accordance with applicable requirements set forth in the Prospectus and may acquire debt securities which the Portfolio’s investment policies permit. The Portfolio will not invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by the Portfolio, exceeds 10% of the market or other fair value of its total net assets. See “Repurchase Agreements” in the Prospectus and herein.

7.	Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby).

8.	Make short sales of securities, unless at the time of the sale the Portfolio owns or has the right to acquire an equal amount of such securities. Notwithstanding the foregoing, the Portfolio may make short sales by entering into forward commitments for hedging or cross-hedging purposes and the Portfolio may engage in transactions in options, futures contracts and options on futures contracts.

9.	Purchase securities on margin, except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Portfolio of initial or maintenance margin in connection with interest rate futures contracts or options on interest rate futures contracts transactions is not considered the purchase of a security on margin.

10.	Invest more than 5% of its assets in companies having a record, together with predecessors, of less than three years continuous operation except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

11.	Borrow in excess of 10% of the market or other fair value of its total assets, or pledge its assets to an extent greater than 5% of the market or other fair value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure for extraordinary or emergency purposes. Deposits in escrow in connection with the writing of options, or in connection with the purchase or sale of futures contracts and related options are not deemed to be a pledge or other encumbrance.

12.	Write, purchase or sell puts, calls or combinations thereof, except that the Portfolio may (a) write covered or fully collateralized call options, write secured put options, and enter into closing or offsetting purchase transactions with respect to such options, (b) purchase options to the extent that the premiums paid for all such options owned at any time do not exceed 10% of its total assets, and enter into closing or offsetting transactions with respect to such options, and (c) engage in transactions in interest rate futures contracts and options on interest rate futures contracts provided that such transactions are entered into for bona fide hedging purposes (or that the underlying commodity value of the Portfolio’s long positions do not exceed the sum of certain identified liquid investments as specified in CFTC regulations), provided further that the aggregate initial margin and premiums do not exceed 5% of the fair market value of the Portfolio’s total assets, and provided further that the Portfolio may not purchase futures contracts or options on futures contracts if more than 30% of the Portfolio’s total assets would be so invested.

In addition to the foregoing fundamental policies which may not be changed without shareholder approval, the Government Portfolio is subject to the following policy which may be amended by the trustees. The Portfolio shall not invest 25% or more of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby).

The following additional restrictions are applicable to the Growth and Income Portfolio:

The Growth and Income Portfolio shall not:

1.	Borrow money, except from a bank and then only as a temporary measure for extraordinary or emergency purposes but not for making additional investments and not in excess of 5% of the total net assets of the Portfolio taken at cost. In connection with any borrowing the Portfolio may pledge up to 15% of its total assets taken at cost. Notwithstanding the foregoing, the Portfolio may engage in transactions in options, futures contracts and options on futures contracts, segregate or deposit assets to cover or secure options written, and make margin deposits or payments for futures contracts and options on futures contracts.

2.	Purchase or sell interests in real estate, except readily marketable securities, including securities of real estate investment trusts.

3.	Purchase or sell commodities or commodities contracts, except that the Portfolio may enter into transactions in futures contracts and related options.

4.	Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities, or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts and other investment strategies and instruments that would be considered “senior securities” but for the maintenance by the Portfolio of a segregated account with its custodian or some other form of “cover.”

5.	Invest more than 25% of its total net asset value in any one industry provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio’s pro rata portion of the securities and other assets owned by any such company.

6.	Invest more than 5% of the market value of its total assets at the time of purchase in the securities (except U.S. government securities) of any one issuer or purchase more than 10% of the outstanding voting securities of such issuer except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

In addition to the foregoing fundamental policies which may not be changed without shareholder approval, the Growth and Income Portfolio is subject to the following policies which may be amended by the trustees.

The Portfolio shall not:

1.	Sell securities short, but the Portfolio may enter into transactions in options, futures contracts and options on futures contracts and may make margin deposits and payments in connection therewith.

2.	Permit officers or trustees of the Portfolio to profit by selling securities to or buying them from the Portfolio. However, companies with which the officers and trustees of the Portfolio are connected may enter into underwriting agreements with the Portfolio to sell its shares, sell securities to, and purchase securities from the Portfolio when acting as broker or dealer at the customary and usual rates and discounts, to the extent permitted by the 1940 Act, as amended from time to time.

3.	Invest 25% or more of its total net asset value in any one industry provided, however, that this limitation excludes shares of other open-end investment companies owned by the Portfolio but includes the Portfolio’s pro rata portion of the securities and other assets owned by any such company.

Also, investments in repurchase agreements and purchases by the Portfolio of a portion of an issue of publicly distributed debt securities shall not be considered the making of a loan.

The following additional restrictions are applicable to the Money Market Portfolio:

The Money Market Portfolio shall not:

1.	With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby) or purchase more than 10% of the outstanding voting securities of any one issuer except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or

(iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

2.	Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

3.	Make any investment in real estate, commodities or commodities contracts, except that the Portfolio may purchase securities secured by real estate or interests therein; or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

4.	Invest in interests in oil, gas, or other mineral exploration or development programs.

5.	Purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 5% of the Portfolio’s assets would be invested in such securities except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

6.	Lend money, except that the Portfolio may invest in repurchase agreements in accordance with applicable requirements set forth in the Prospectus and may acquire debt securities which the Portfolio’s investment policies permit. The Portfolio will not invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by the Portfolio, exceeds 10% of the market or other fair value of its total net assets. See “Repurchase Agreements” in the Prospectus and herein.

7.	Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby and obligations of domestic branches of United States banks).

8.	Make short sales of securities, unless at the time of the sale the Portfolio owns or has the right to acquire an equal amount of such securities.

9.	Purchase securities on margin, except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

10.	Invest more than 5% of its assets in companies having a record, together with predecessors, of less than three years continuous operation except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

11.	Write put or call options.

12.	Borrow in excess of 10% of the market or other fair value of its total assets, or pledge its assets to an extent greater than 5% of the market or other fair value of its total assets. Any such borrowings shall be from banks and shall be undertaken only as a temporary measure for extraordinary or emergency purposes. Deposits in escrow in connection with the writing of covered call or secured put options, or in connection with the purchase or sale of futures contracts and options on futures contracts are not deemed or to be a pledge or other encumbrance.

13.	Purchase any security which matures thirteen months or less from the date of purchase.

In addition to the foregoing fundamental policies which may not be changed without shareholder approval, the Money Market Portfolio is subject to the following policy which may be amended by the trustees. The Portfolio shall not invest 25% or more of the value of its total assets in securities of issuers in any particular industry (except obligations of the United States government, its agencies or instrumentalities and repurchase agreements secured thereby and obligations of domestic branches of United States banks).

General Information Regarding all Portfolios’ Investment Restrictions

The latter part of certain of each Portfolio’s fundamental investment restrictions (i.e., the references to “as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time”) provide each Portfolio with flexibility to change its limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow the Portfolio’s Board to respond efficiently to these kinds of developments without the delay and expense of a shareholder meeting.

With respect to certain Portfolios’ fundamental investment restrictions regarding the loan of Portfolio securities, although the such Portfolios are permitted under such restriction to make loans of each of their portfolio securities, none currently has an intention to do so.

TRUSTEES AND OFFICERS

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees and the Trust’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Trust and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees

Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

David C. Arch (62) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	†	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	81	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.
Jerry D. Choate (69) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	†	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	81	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Rod Dammeyer (67) CAC, LLC 4370 La Jolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	†	President of CAC, L.L.C., a private company offering capital investment and management advisory services.	81	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc. and Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.
Linda Hutton Heagy†† (59) 4939 South Greenwood Chicago, IL 60615	Trustee	†	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	81	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.
R. Craig Kennedy (56) 1744 R Street, NW Washington, D.C. 20009	Trustee	†	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	81	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.
Howard J Kerr (72) 14 Huron Trace Galena, IL 61036	Trustee	†	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	81	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Jack E. Nelson (72) 423 Country Club Drive Winter Park, FL 32789	Trustee	†	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	81	Trustee/Director/Managing General Partner of funds in the Fund Complex.
Hugo F. Sonnenschein (67) 1126 E. 59th Street Chicago, IL 60637	Trustee	†	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	81	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.
Suzanne H. Woolsey, Ph.D. (66) 815 Cumberstone Road Harwood, MD 20776	Trustee	†	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	81	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of California Institute of Technology and the Colorado College.

Interested Trustee*

Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	Fund	Served	During Past 5 Years	By Trustee	Held by Trustee

Wayne W. Whalen* (68) 333 West Wacker Drive Chicago, IL 60606	Trustee	†	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	81	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	See Table D below.

††	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

Officers

Term of
Office and
	Position(s)	Length of
Name, Age and	Held with	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Edward C. Wood III (52) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	†††	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of Van Kampen Investments Inc., the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of the Distributor and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and the Distributor from March 2004 to January 2005.

Kevin Klingert (45) 522 Fifth Avenue New York, NY 10036	Vice President	†††	Vice President of funds in the Fund Complex since May 2008. Chief Operating Officer of the Fixed Income portion of Morgan Stanley Investment Management Inc. since May 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007. Assistant Vice President municipal portfolio manager at Merrill Lynch from March 1985 to October 1991.

Amy R. Doberman (46) 522 Fifth Avenue New York, NY 10036	Vice President	†††	Managing Director and General Counsel — U.S. Investment Management; Managing Director of Morgan Stanley Investment Management Inc., Morgan Stanley Investment Advisors Inc. and the Adviser. Vice President of the Morgan Stanley Institutional and Retail Funds since July 2004 and Vice President of funds in the Fund Complex since August 2004. Previously, Managing Director and General Counsel of Americas, UBS Global Asset Management from July 2000 to July 2004 and General Counsel of Aeltus Investment Management, Inc. from January 1997 to July 2000.
Stefanie V. Chang Yu (41) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	†††	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (52) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	†††	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (46) 1 Parkview Plaza - Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	†††	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

†††	See table E below.

Compensation

Each trustee/director/managing general partner (hereinafter referred to in this section as “trustee”) who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Adviser or the Distributor (each a “Non-Affiliated Trustee”) is compensated by an annual retainer and meeting fees for services to funds in the Fund Complex. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a deferred compensation plan to its Non-Affiliated Trustees that allows such trustees to defer receipt of their compensation until retirement and earn a return on such deferred amounts. Amounts deferred are retained by the Portfolio and earn a rate of return determined by reference to the return on the common shares of the Portfolio or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Portfolio may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Portfolio. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met. Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Portfolio prior to such Non-Affiliated Trustee’s retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit per year for each of the 10 years following such retirement from the Portfolio. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Portfolio.

Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

Compensation Table

		Fund Complex
		Aggregate	Aggregate
		Pension or	Estimated	Total
		Retirement	Maximum Annual	Compensation
	Aggregate	Benefits	Benefits from	before
	Compensation	Accrued as	the Fund	Deferral from
	from the	Part of	Complex Upon	Fund
Name	Trust(1)	Expenses(2)	Retirement(3)	Complex(4)
Independent Trustees
David C. Arch	$13,564	$35,484	$105,000	$208,601
Jerry D. Choate	12,416	98,609	105,000	191,268
Rod Dammeyer	13,564	69,017	105,000	208,601
Linda Hutton Heagy	13,564	27,389	105,000	208,601
R. Craig Kennedy	13,564	19,200	105,000	208,601
Howard J Kerr	13,564	146,670	145,000	208,601
Jack E. Nelson	13,564	121,944	105,000	208,601
Hugo F. Sonnenschein	13,564	69,608	105,000	208,601
Suzanne H. Woolsey	13,564	62,697	105,000	208,601
Interested Trustee
Wayne W. Whalen	13,564	72,695	105,000	208,601

(1)	The amounts shown in this column represent the aggregate compensation before deferral from all operating portfolios of the Trust during the fiscal year ended December 31, 2007. The details of aggregate compensation before deferral for each operating portfolio of the Trust during the fiscal year ended December 31, 2007 are shown in Table A below. The details of compensation deferred for each operating Portfolio of the Trust during the fiscal year ended December 31, 2007 are shown in Table B below. The details of cumulative deferred compensation (including interest) for each operating portfolio of the Trust as of December 31, 2007 are shown in Table C below. The deferred compensation plan is described above the Compensation Table.

(2)	The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Fund Complex for each of the trustees for the funds’ respective fiscal years ended in 2007. The retirement plan is described above the Compensation Table.

(3)	For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex as of the date of this Statement of Additional Information for each year of the 10-year period commencing in the year of such trustee’s anticipated retirement. The retirement plan is described above the Compensation Table. Each trustee has served as a member of the Board of Trustees since the year set forth in Table D below.

(4)	The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2007 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

TABLE A

FISCAL YEAR 2007 AGGREGATE COMPENSATION FROM THE TRUST AND EACH PORTFOLIO

											Current
											Interested
		Independent Trustees									Trustee
	Fiscal
Portfolio Name	Year-End	Arch	Choate	Dammeyer	Heagy	Kennedy	Kerr	Nelson	Sonnenschein	Woolsey	Whalen
Capital Growth Portfolio	12/31	$1,077	$990	$1,077	$1,077	$1,077	$1,077	$1,077	$1,077	$1,077	$1,077
Comstock Portfolio	12/31	6,650	6,076	6,650	6,650	6,650	6,650	6,650	6,650	6,650	6,650
Enterprise Portfolio	12/31	629	577	629	629	629	629	629	629	629	629
Global Tactical Asset Allocation Portfolio*	12/31	0	0	0	0	0	0	0	0	0	0
Government Portfolio	12/31	779	716	779	779	779	779	779	779	779	779
Growth and Income Portfolio	12/31	3,601	3,297	3,601	3,601	3,601	3,601	3,601	3,601	3,601	3,601
Mid Cap Growth Portfolio	12/31	290	266	290	290	290	290	290	290	290	290
Money Market Portfolio	12/31	538	494	538	538	538	538	538	538	538	538

Trust total		$13,564	$12,416	$13,564	$13,564	$13,564	$13,564	$13,564	$13,564	$13,564	$13,564
* Portfolio had not commenced investment operations as of December 31, 2007.

TABLE B

FISCAL YEAR 2007 AGGREGATE COMPENSATION DEFERRED FROM THE TRUST
AND EACH PORTFOLIO

								Current
								Interested
		Independent Trustees						Trustee
	Fiscal
Portfolio Name	Year-End	Choate	Dammeyer	Heagy	Kennedy	Nelson	Sonnenschein	Whalen
Capital Growth Portfolio	12/31	$990	$1,077	$1,077	$539	$1,077	$1,077	$1,077
Comstock Portfolio	12/31	6,076	6,650	6,650	3,325	6,650	6,650	6,650
Enterprise Portfolio	12/31	577	629	629	315	629	629	629
Global Tactical Asset Allocation Portfolio*	12/31	0	0	0	0	0	0	0
Government Portfolio	12/31	716	779	779	390	779	779	779
Growth and Income Portfolio	12/31	3,297	3,601	3,601	1,801	3,601	3,601	3,601
Mid Cap Growth Portfolio	12/31	266	290	290	145	290	290	290
Money Market Portfolio	12/31	494	538	538	269	538	538	538

Trust total		$12,416	$13,564	$13,564	$6,784	$13,564	$13,564	$13,564
* Portfolio had not commenced investment operations as of December 31, 2007.

TABLE C

CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST)
FROM THE TRUST AND EACH PORTFOLIO

											Current
								Former			Interested
		Current Independent Trustees						Independent Trustees			Trustee
	Fiscal
Portfolio Name	Year-End	Choate	Dammeyer	Heagy	Kennedy	Nelson	Sonnenschein	Branagan	Rees	Sisto	Whalen
Capital Growth Portfolio	12/31	$15,352	$6,985	$17,125	$8,079	$25,622	$7,787	$6,269	$78	$1,982	$20,294
Comstock Portfolio	12/31	23,928	17,543	23,530	8,517	27,987	18,347	2,919	0	640	25,126
Enterprise Portfolio	12/31	15,540	5,576	20,152	13,512	35,719	6,300	10,613	4,505	19,792	26,122
Global Tactical Asset Allocation Portfolio*	12/31	0	0	0	0	0	0	0	0	0	0
Government Portfolio	12/31	15,303	5,809	19,558	12,727	34,652	6,529	10,106	4,404	15,928	25,458
Growth and Income Portfolio	12/31	22,008	11,967	23,066	10,994	31,993	12,800	7,680	0	2,754	26,306
Mid Cap Growth Portfolio	12/31	9,160	4,827	9,029	2,394	10,698	5,527	1,546	0	55	9,704
Money Market Portfolio	12/31	11,378	5,272	13,379	6,784	21,370	5,976	5,266	2,576	7,300	16,530

Trust Total		$112,669	$57,979	$125,839	$63,007	$188,041	$63,266	$44,399	$11,563	$48,451	$149,540
* Portfolio had not commenced investment operations as of December 31, 2007.

TABLE D

YEAR OF ELECTION OR APPOINTMENT TO EACH PORTFOLIO OF THE TRUST

										Interested
	Independent Trustees									Trustee
Portfolio Name	Arch	Choate	Dammeyer	Heagy	Kennedy	Kerr	Nelson	Sonnenschein	Woolsey	Whalen
Capital Growth Portfolio	2003	1999	2003	1995	1995	2003	1995	2003	1999	1995
Comstock Portfolio	2003	1999	2003	1998	1998	2003	1998	2003	1999	1998
Enterprise Portfolio	2003	1999	2003	1995	1995	2003	1995	2003	1999	1995
Global Tactical Asset Allocation Portfolio	2008	2008	2008	2008	2008	2008	2008	2008	2008	2008
Government Portfolio	2003	1999	2003	1995	1995	2003	1995	2003	1999	1995
Growth and Income Portfolio	2003	1999	2003	1995	1995	2003	1995	2003	1999	1995
Mid Cap Growth Portfolio	2003	2000	2003	2000	2000	2003	2000	2003	2000	2000
Money Market Portfolio	2003	1999	2003	1995	1995	2003	1995	2003	1999	1995

TABLE E

YEAR OF ELECTION OR APPOINTMENT TO EACH PORTFOLIO OF THE TRUST

	Officers
Portfolio Name	Chang	Doberman	Klingert	Miller	Schuldt	Shea	Sullivan
Capital Growth Portfolio	2003	2004	2008	2008	2007	2006	1996
Comstock Portfolio	2003	2004	2008	2008	2007	2006	1998
Enterprise Portfolio	2003	2004	2008	2008	2007	2006	1996
Global Tactical Asset Allocation Portfolio	2008	2008	2008	2008	2008	2008	2008
Government Portfolio	2003	2004	2008	2008	2007	2006	1996
Growth and Income Portfolio	2003	2004	2008	2008	2007	2006	1996
Mid Cap Growth Portfolio	2003	2004	2008	2008	2007	2006	2000
Money Market Portfolio	2003	2004	2008	2008	2007	2006	1996

Board Committees

The Board of Trustees has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of “Independent Trustees”, which is defined for purposes herein as trustees who: (1) are not “interested persons” of the Portfolio as defined by the 1940 Act and (2) are “independent” of the Portfolio as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.

The Board’s audit committee consists of Jerry D. Choate, Rod Dammeyer and R. Craig Kennedy. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board of Trustees concerning the selection of the Trust’s independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of the Trust’s annual audit and considers any comments which the independent registered public accounting firm may have regarding the Trust’s financial statements, accounting records or internal controls. The Board of Trustees has adopted a formal written charter for the audit committee which sets forth the audit committee’s responsibilities. The audit committee has reviewed and discussed the financial statements of each Portfolio with management as well as with the independent registered public accounting firm of each Portfolio, and discussed with the independent registered public accounting firm the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under Independence Standards Board Standard No. 1 and has discussed with the independent registered public accounting firm its independence. Based on this review, the audit committee recommended to the Board of Trustees of each Portfolio that each Portfolio’s audited financial statements be included in each Portfolio’s annual report to shareholders for the most recent fiscal year for filing with the SEC.

The Board’s brokerage and services committee consists of Linda Hutton Heagy, Hugo F. Sonnenschein and Suzanne H. Woolsey. The brokerage and services committee reviews each Portfolio’s allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services.

The Board’s governance committee consists of David C. Arch, Howard J Kerr and Jack E. Nelson. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Trust, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Independent Trustees of the Trust select and nominate any other nominee Independent Trustees for the Trust. While the Independent Trustees of the Trust expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.

During the Trust’s last fiscal year, the Board of Trustees held 10 meetings. During the Trust’s last fiscal year, the audit committee of the Board held 6 meetings, the brokerage and services committee of the Board held 4 meetings and the governance committee of the Board held 4 meetings.

Shareholder Communications

Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Portfolio’s office or directly to such Board member(s) at the address specified for such trustee above. Other shareholder communications received by the Portfolio not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Share Ownership

Excluding deferred compensation balances as described in the Compensation Table, as of December 31, 2007 each trustee of the Trust beneficially owned equity securities of each Portfolio and all of the funds in the Fund Complex overseen by the trustee in the dollar range amounts specified below.

2007 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

Independent Trustees

Trustees
Dollar range of equity securities in the Portfolios	Arch	Choate	Dammeyer	Heagy	Kennedy	Kerr	Nelson	Sonnenschein	Woolsey
Capital Growth Portfolio	none	none	none	none	none	none	none	none	none
Comstock Portfolio	none	none	none	none	none	none	none	none	none
Enterprise Portfolio	none	none	none	none	none	none	none	none	none
Global Tactical Asset Allocation Portfolio*	none	none	none	none	none	none	none	none	none
Government Portfolio	none	none	none	none	none	none	none	none	none
Growth and Income Portfolio	none	none	none	none	none	none	none	none	none
Mid Cap Growth Portfolio	none	none	none	none	none	none	none	none	none
Money Market Portfolio	none	none	none	none	none	none	none	none	none
Aggregate dollar range of equity securities in all registered investment companies overseen by trustee in the Fund Complex	over	$10,001-	over	$50,001-	over	$10,001	$1-	$50,001-	over
	$100,000	$50,000	$100,000	$100,000	$100,000	$50,000	$10,000	$100,000	$100,000

Interested Trustee

Trustee
Dollar range of equity securities in the Portfolios	Whalen
Capital Growth Portfolio	none
Comstock Portfolio	none
Enterprise Portfolio	none
Global Tactical Asset Allocation Portfolio*	none
Government Portfolio	none
Growth and Income Portfolio	none
Mid Cap Growth Portfolio	none
Money Market Portfolio	none
Aggregate dollar range of equity securities in all registered investment companies overseen by trustee in the Fund Complex	over
$100,000
* Portfolio had not commenced investment operations as of December 31, 2007.

Including deferred compensation balances (which are amounts deferred and thus retained by each Portfolio as described in the Compensation Table), as of December 31, 2007 each trustee of the Trust had in the aggregate, combining beneficially owned equity securities and deferred compensation of each Portfolio and of all of the funds in the Fund Complex overseen by the trustee, the dollar range amounts specified below.

2007 TRUSTEE BENEFICIAL OWNERSHIP AND DEFERRED COMPENSATION

Independent Trustees

Trustees
	Arch	Choate	Dammeyer	Heagy	Kennedy	Kerr	Nelson	Sonnenschein	Woolsey

Capital Growth Portfolio	none	none	none	none	none	none	none	none	none
Comstock Portfolio	none	none	none	none	none	none	none	none	none
Enterprise Portfolio	none	none	none	none	none	none	none	none	none
Global Tactical Asset Allocation Portfolio*	none	none	none	none	none	none	none	none	none
Government Portfolio	none	none	none	none	none	none	none	none	none
Growth and Income Portfolio	none	none	none	none	none	none	none	none	none
Mid Cap Growth Portfolio	none	none	none	none	none	none	none	none	none
Money Market Portfolio	none	none	none	none	none	none	none	none	none
Aggregate dollar range of equity securities in all registered investment companies overseen by trustee in the Fund Complex	over	over	over	over	over	over	over	over	over
	$100,000	$100,000	$100,000	$100,000	$100,000	$100,000	$100,000	$100,000	$100,000

Interested Trustee

Trustee
Whalen

Capital Growth Portfolio	none
Comstock Portfolio	none
Enterprise Portfolio	none
Global Tactical Asset Allocation Portfolio*	none
Government Portfolio	none
Growth and Income Portfolio	none
Mid Cap Growth Portfolio	none
Money Market Portfolio	none
Aggregate dollar range of equity securities in all registered investment companies overseen by trustee in the Fund Complex	over $100,000
* Portfolio had not commenced investment operations as of December 31, 2007.

As of December 1, 2008, the trustees and officers of the Trust as a group owned less than 1% of the shares of each Portfolio.

Code of Ethics

Each Portfolio, the Adviser and the Distributor have adopted a Code of Ethics (the “Code of Ethics”) that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by a Portfolio, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of a Portfolio or other Van Kampen funds, or that such employees take unfair advantage of their relationship with a Portfolio. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of a Portfolio or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

INVESTMENT ADVISORY AGREEMENTS

The Trust and the Adviser are parties to an investment advisory agreement (the “Combined Advisory Agreement”) pursuant to which the Trust retains the Adviser to manage the investment of assets and to place orders for the purchase and sale of portfolio securities for certain portfolios including the Enterprise Portfolio, the Government Portfolio and the Money Market Portfolio (collectively, the “Combined Portfolios”). The Trust and the Adviser are also parties to other investment advisory agreements pursuant to which the Adviser manages the investment of assets and places orders for the purchase and sale of portfolio securities for the remaining Portfolios including four advisory agreements designated herein as the “Mid Cap Growth Advisory Agreement,” “Comstock Advisory Agreement,” “Capital Growth Advisory Agreement,” and “Growth and Income Advisory Agreement”, for the Mid Cap Growth Portfolio, the Comstock Portfolio, the Capital Growth Portfolio and the Growth and Income Portfolio, respectively. The Combined Advisory Agreement for the Combined Portfolios and the separate advisory agreements for the remaining Portfolios are referred to herein collectively as the “Advisory Agreements.” Under the Advisory Agreements, the Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement each Portfolio’s investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services, renders periodic reports to the Trust’s Board of Trustees and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Portfolios if elected to such positions. Each Portfolio bears the costs of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser,

Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

The Advisory Agreements also provide that the Adviser shall not be liable to the Trust for any actions or omissions in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Advisory Agreements.

Under the Advisory Agreements, the Trust pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it, an annual fee payable monthly computed on average daily net assets as follows:

Global Tactical Asset Allocation Portfolio (based upon the Portfolio’s average daily net assets)
First $750 million	0.75%
Next $750 million	0.70%
Over $1 billion	0.65%
Mid Cap Growth Portfolio (based on the Portfolio’s average daily net assets)
First $500 million	0.75%
Next $500 million	0.70%
Over $1 billion	0.65%
Enterprise Portfolio, Government Portfolio and Money Market Portfolio (based upon their combined average daily net assets)
First $500 million	0.50%
Next $500 million	0.45%
Over $1 billion	0.40%
(The resulting fee is prorated to each of these Portfolios based upon their respective average daily net assets and the amount allocated to the Money Market Portfolio is hereby defined as the “Money Market Pro Rata Amount.”)

Comstock Portfolio and Growth and Income Portfolio (based on each Portfolio’s average daily net assets)
First $500 million	0.60%
Over $500 million	0.55%
Capital Growth Portfolio (based upon the Portfolio’s average daily net assets)
First $500 million	0.70%
Next $500 million	0.65%
Over $1 billion	0.60%

Effective November 1, 2004, the Board of Trustees of the Trust approved a change to the Combined Advisory Agreement which change provides that the amount to be paid by the Money Market Portfolio shall be the lesser of: (1) the Money Market Pro Rata Amount (as calculated above) or (2) a monthly fee computed based upon an annual rate applied to the average daily net assets of the Money Market Portfolio only (the “Money Market Only Amount”) as follows:

Average Daily Net Assets	Percent Per Annum

First $250 million	0.450%
Next $500 million	0.375%
Next $500 million	0.325%
Next $250 million	0.300%
Next $250 million	0.275%
Next $500 million	0.250%
Next $500 million	0.225%
Next $12.25 billion	0.200%
Next $2.5 billion	0.199%
Next $7.5 billion	0.198%
Next $5 billion	0.197%
Over $30 billion	0.196%

The Adviser agrees to forego any difference between the Money Market Pro Rata Amount and the Money Market Only Amount. The advisory fee amounts payable by the other Portfolios (excluding the Money Market Portfolio) are not impacted by the Money Market Only Amount and/or any amounts the Adviser foregoes by applying the Money Market Only Amount.

The Adviser has voluntarily agreed to reimburse certain Portfolios for all expenses as a percent of average daily net assets in excess of the following:

	Class I	Class II
	Shares	Shares

Enterprise Portfolio	0.60%	0.85%
Government Portfolio	0.60%	0.85%
Mid Cap Growth Portfolio	N/A	1.26%

N/A—	Not Applicable. The Mid Cap Growth Portfolio does not offer Class I Shares.

The Combined Advisory Agreement also provides that, in the event the ordinary business expenses of any of the Combined Portfolios for any fiscal year exceed 0.95% of the average daily net assets, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Combined Portfolios monthly an amount sufficient to make up the deficiency, subject to readjustment during the year. Ordinary business expenses do not include (1) interest and taxes, (2) brokerage commissions, (3) any distribution expenses which may be incurred in the event the Combined Portfolios’ Distribution Plan is implemented, and (4) certain litigation and indemnification expenses as described in the Combined Advisory Agreement.

The average daily net assets of a Portfolio is determined by taking the average of all of the determinations of net assets of that Portfolio for each business day during a given calendar month. The fee is payable for each calendar month as soon as practicable after the end of that month. Generally, the fee payable to the Adviser is reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the Adviser or any other direct or indirect majority owned subsidiary of Van Kampen Investments in connection with the purchase and sale of portfolio investments of the Portfolios, less any direct expenses incurred by such subsidiary of Van Kampen Investments in connection with obtaining such commissions, fees, brokerage or similar payments. The Adviser agrees to use its best efforts to recapture tender solicitation fees and exchange offer fees for the benefit of the Portfolios and to advise the trustees of the Portfolios of any other commissions, fees, brokerage or similar payments which may be possible for the Adviser or any other direct or indirect majority owned subsidiary of Van Kampen Investments to receive in connection with the Portfolios’ investment transactions or other arrangements which may benefit the Portfolios.

The following table shows the approximate advisory fees accrued under the Advisory Agreements and shows contractual and voluntary expense reimbursements by the Adviser during the fiscal years ended December 31, 2007, 2006 and 2005, as applicable.

Advisory Fees

				Global
				Tactical		Growth
	Capital			Asset		and	Mid Cap	Money
Fiscal Year Ended	Growth	Comstock	Enterprise	Allocation	Government	Income	Growth	Market
December 31, 2007:	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Advisory fees accrued	$2,880,700	$22,600,100	$593,700	N/A	$1,158,800	$11,742,500	$331,000	$270,000
Contractual expense reimbursement	-0-	-0-	-0-	N/A	-0-	-0-	-0-	-0-
Voluntary expense reimbursement	-0-	-0-	$83,700	N/A	$24,900	-0-	$59,000	-0-

Fiscal Year Ended December 31, 2006:

Advisory fees accrued	$3,105,500	$18,328,800	$629,300	N/A	$905,800	$9,843,400	$249,900	$278,600
Contractual expense reimbursement	-0-	-0-	-0-	N/A	-0-	-0-	-0-	-0-
Voluntary expense reimbursement	-0-	-0-	$93,900	N/A	$86,100	-0-	$82,500	$-0-

Fiscal Year Ended December 31, 2005:

Advisory fees accrued	$3,270,000	$12,429,400	$681,900	N/A	$817,500	$7,694,900	$299,900	$350,000
Contractual expense reimbursement	-0-	-0-	-0-	N/A	-0-	-0-	-0-	-0-
Voluntary expense reimbursement	-0-	-0-	$101,500	N/A	$59,500	-0-	$117,800	$24,800

N/A — Not applicable

The Investment Company Act of 1940 requires that a Portfolio’s Advisory Agreement be approved both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

On September 17, 2008, the Board of Trustees, and the independent trustees voting separately, determined that the terms of the Advisory Agreement for the Global Tactical Asset Allocation Portfolio are fair and reasonable and approved the Advisory Agreement as being in the best interests of such Portfolio and their shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the Adviser, at the request of the Board and Portfolio counsel, relating to the contract review process. The Board also considered information received about the model portfolio, the investment strategy, portfolio management team and projected fees and expenses of the Portfolio.

In approving the Advisory Agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services to be provided by the Adviser, the projected fees and expenses of the Portfolio compared to other similar funds and other products, the investment advisers’ projected expenses in providing the services and the profitability of the Adviser and its affiliated companies. The Board of Trustees considered comparative advisory fees of the Portfolio, and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus projected assets of the Portfolio. The Board of Trustees also reviewed the potential benefit to the Adviser of receiving research paid for by the

Portfolio assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the Adviser and its affiliates may derive from their relationship with the Portfolio. The Board of Trustees discussed the financial strength of the Adviser and its affiliated companies and the capability of the personnel of the Adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the Advisory Agreement is in the best interests of the Portfolio and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services to be Provided. The Board of Trustees considered the roles and responsibilities of the Adviser as a whole and for those specific portfolio management, support and trading functions anticipated to be servicing the Portfolio. The trustees discussed with the Adviser the resources available in managing the Portfolio. The Portfolio discloses its information about their portfolio management team members and their experience in its Prospectus. The trustees also discussed certain other services which are to be provided on a cost-reimbursement basis by the Adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services to be provided by the Adviser support its decision to approve the Advisory Agreement.

Projected Fees and Expenses of the Portfolio. The Board of Trustees reviewed the projected fees and expenses of the Portfolio compared to their peers. The trustees discussed with the Adviser the performance goals in managing the Portfolio. When considering a portfolio’s performance, the trustees and the Adviser discussed emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance). The trustees reviewed not only the advisory fee arrangement but other projected fees and expenses (whether payable to the Adviser, its affiliates or others) and the Portfolio’s overall projected expense ratio. The Portfolio discloses more information about its fees and expenses in its Prospectus. The Board has determined that the projected fees and expenses of the Portfolio support its decision to approve the Advisory Agreement.

Adviser’s and the Subadviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees expect to review the Adviser’s expenses in providing services to the Portfolio and other funds advised by the Adviser and the profitability of the Adviser. These profitability reports are put together by the Adviser with the oversight of a special ad hoc committee of the Board. In connection with the Portfolio, the trustees discussed with the Adviser its projected revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the Adviser’s projected expenses and profitability support its decision to approve the Advisory Agreement.

Economies of Scale. The Board of Trustees considered the projected size and growth prospects of the Portfolio and how that relates to the Portfolio’s expense ratios. The trustees discussed with the Adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Portfolio’s portfolio and whether the advisory fee arrangement is appropriate relative to projected asset levels. The Board has determined that its review of the potential economies of scale of the Funds support its decision to approve the Advisory Agreement.

Other Benefits of the Relationship. The Board of Trustees considered other benefits to the Adviser and its affiliates derived from its relationship with the Portfolio and other funds advised by the Adviser and the Subadviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the Adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees reviewed with the Adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the Adviser or its affiliates support its decision to approve the Advisory Agreement.

Litigation Involving the Adviser

The Adviser and one of the investment companies advised by the Adviser are named as defendants in a class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. In October 2006, pursuant to an order of the United States Supreme Court finding a lack of appellate jurisdiction, the federal court of appeals vacated a prior order of the federal district court dismissing the case with prejudice, and remanded the case to the Illinois state court where it had been filed. In November 2006, defendants again removed the case to the federal district court based on intervening authority. In July 2007, the district court granted plaintiff’s motion to remand the case back to Illinois state court. The Illinois state court denied defendants’ motion to dismiss the complaints in May 2008. Defendants are sought an interlocutory appeal of that ruling but agreed to continue this motion in light of a similar appeal filed by another mutual fund that was already pending in the Illinois appellate court. The circuit court has stayed discovery pending the outcome of that appeal. While defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this stage in the litigation.

PORTFOLIO MANAGEMENT

Other Accounts Managed by the Portfolio Managers

With respect to the Mid Cap Growth Portfolio and the Capital Growth Portfolio as of December 31, 2007:

Dennis P. Lynch managed 37 registered investment companies with a total of approximately $32.2 billion in assets; five pooled investment vehicles other than registered investment companies with a total of approximately $1.5 billion in assets; and 7,247 other accounts (which includes separate accounts managed under certain “wrap fee programs”) with a total of approximately $2.0 billion in assets.

David S. Cohen managed 37 registered investment companies with a total of approximately $32.2 billion in assets; five pooled investment vehicles other than registered investment companies with a total of approximately $1.5 billion in assets; and 7,247 other accounts (which includes separate accounts managed under certain “wrap fee programs”) with a total of approximately $2.0 billion in assets.

Sam G. Chainani managed 37 registered investment companies with a total of approximately $32.2 billion in assets; five pooled investment vehicles other than registered investment companies with a total of approximately $1.5 billion in assets; and 7,247 other accounts (which includes separate accounts managed under certain “wrap fee programs”) with a total of approximately $2.0 billion in assets.

Alexander T. Norton managed 37 registered investment companies with a total of approximately $32.2 billion in assets; five pooled investment vehicles other than registered investment companies with a total of approximately $1.5 billion in assets; and 7,247 other accounts (which includes separate accounts managed under certain “wrap fee programs”) with a total of approximately $2.0 billion in assets.

Jason C. Yeung managed 36 registered investment companies with a total of approximately $32.1 billion in assets; five pooled investment vehicles other than registered investment companies with a total of approximately $1.5 billion in assets; and 7,244 other accounts (which includes separate accounts managed under certain “wrap fee programs”) with a total of approximately $1.9 billion in assets.

With respect to the Comstock Portfolio as of December 31, 2007:

B. Robert Baker, Jr. managed 18 registered investment companies with a total of approximately $30.7 billion in assets; one pooled investment vehicle other than registered investment companies with a total of approximately $671.0 million in assets; and 13,252 other accounts (which includes separate accounts managed under certain “wrap fee programs”) with a total of approximately $2.6 billion in assets.

Jason S. Leder managed 17 registered investment companies with a total of approximately $30.6 billion in assets; one pooled investment vehicle other than registered investment companies with a total of approximately $671.0 million in assets; and 13,252 other accounts (which includes separate accounts managed under certain “wrap fee programs”) with a total of approximately $2.6 billion in assets.

Kevin C. Holt managed 17 registered investment companies with a total of approximately $30.6 billion in assets; one pooled investment vehicle other than registered investment companies with a total of approximately $671.0 million in assets; and 13,252 other accounts (which includes separate accounts managed under certain “wrap fee programs”) with a total of approximately $2.6 billion in assets.

James N. Warwick managed 16 registered investment companies with a total of approximately $30.4 billion in assets; one pooled investment vehicle other than registered investment companies with a total of approximately $671.0 million in assets; and 13,252 other accounts (which includes separate accounts managed under certain “wrap fee programs”) with a total of approximately $2.6 billion in assets.

Devin E. Armstrong managed 17 registered investment companies with a total of approximately $30.5 billion in assets; one pooled investment vehicle other than registered investment companies with a total of approximately $671.0 million in assets; and 13,252 other accounts (which includes separate accounts managed under certain “wrap fee programs”) with a total of approximately $2.6 billion in assets.

With respect to the Enterprise Portfolio as of December 31, 2007:

Hooman Yaghoobi managed 11 registered investment companies with a total of approximately $5.6 billion in assets; no pooled investment vehicles other than registered investment companies; and one other account with a total of approximately $77.1 million in assets.

With respect to the Global Tactical Asset Allocation Portfolio as of October 31, 2008:

Francine J. Bovich managed three registered investment companies with a total of approximately $204.6 million in assets; one pooled investment vehicle other than registered investment companies with a total of approximately $40.8 million in assets; and 16 other accounts with a total of approximately $4.7 billion in assets. Of these other accounts, one account with a total of approximately $198.8 million in assets had performance based fees.

Anjun Zhou managed registered investment companies with approximately $      in assets; pooled investment vehicles other than registered investment companies with a total of approximately $      in assets; and other accounts (which includes separate accounts managed under certain “wrap fee programs”) with a total of approximately $      in assets.

With respect to the Government Portfolio as of December 31, 2007:

As of October 31, 2008, Sanjay Verma managed 10 registered investment companies with a total of approximately $2.8 billion in assets; no pooled investment vehicles other than registered investment companies; and four other accounts with of approximately $207 million in assets.

Jaidip Singh managed five registered investment companies with a total of approximately $3.9 billion in assets; no pooled investment vehicles other than registered investment companies; and two other accounts with a total of approximately $152.3 million in assets.

With respect to the Growth and Income Portfolio as of December 31, 2007:

James A. Gilligan managed 19 registered investment companies with a total of approximately $38.1 billion in assets; no pooled investment vehicles other than registered investment companies; and three other accounts (which include separate accounts managed under certain “wrap fee programs”) with a total of approximately $677.3 million in assets.

Thomas B. Bastian managed 19 registered investment companies with a total of approximately $38.1 billion in assets; no pooled investment vehicles other than registered investment companies; and three other accounts (which include separate accounts managed under certain “wrap fee programs”) with a total of approximately $677.3 million in assets.

James O. Roeder managed 19 registered investment companies with a total of approximately $38.1 billion in assets; no pooled investment vehicles other than registered investment companies; and three other accounts (which include separate accounts managed under certain “wrap fee programs”) with a total of approximately $677.3 million in assets.

Mark J. Laskin managed six registered investment companies with a total of approximately $2.8 billion in assets; one pooled investment vehicle other than registered investment companies with a total of approximately $23.8 million in assets; and no other accounts.

Sergio Marcheli managed 19 registered investment companies with a total of approximately $38.1 billion in assets; no pooled investment vehicles other than registered investment companies; and three other accounts (which include separate accounts managed under certain “wrap fee programs”) with a total of approximately $677.3 million in assets.

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Portfolios, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Portfolios. Except as described above, the portfolio managers of each Portfolio do not currently manage assets for other investment companies, pooled investment vehicles or other accounts that charge a performance fee. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Portfolios invest, the Adviser could be seen as harming the performance of the Portfolios for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

Base salary compensation.  Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Discretionary compensation.  In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

•	Cash Bonus;

•	Morgan Stanley’s Long-Term Incentive Compensation Program awards—a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards or other investments based on Morgan Stanley common stock that are subject to vesting and other conditions;

•	Investment Management Alignment Plan (IMAP) awards—a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu;

•	Voluntary Deferred Compensation Plans—voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

•	Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against an appropriate securities market index (or indices) for the funds/accounts managed by the portfolio manager. In the case of the Portfolios, each Portfolio’s investment performance is measured against the index listed in each Portfolio’s prospectus and against appropriate rankings or ratings prepared by Morningstar Inc. or similar independent services which monitor Portfolio performance. Other funds/accounts managed by the same portfolio manager may be measured against this same index and same rankings or ratings, if appropriate, or against other indices and other rankings or ratings that are deemed more appropriate given the size and/or style of such funds/accounts as set forth in such funds’/accounts’ disclosure materials and guidelines. The assets managed by the portfolio managers in funds, pooled investment vehicles and other accounts are described in “Other Accounts Managed by the Portfolio Managers” above. Generally, the greatest weight is placed on the three- and five-year periods.

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•	Contribution to the business objectives of the Adviser.

•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.

•	Performance of Morgan Stanley and Morgan Stanley Investment Management Inc., and the overall performance of the investment team(s) of which the portfolio manager is a member.

Securities Ownership of Portfolio Managers

As of December 31, 2007, the dollar range of securities beneficially owned (either directly or notionally, through certain defined contribution and/or deferred compensation program) by each portfolio manager in each Portfolio is shown below:

Mid Cap Growth Portfolio:
Dennis P. Lynch:	None(1)
David S. Cohen:	None(1)
Sam G. Chainani:	None(1)
Alexander T. Norton:	None(1)
Jason C. Yeung:	None(1)
Comstock Portfolio:
B. Robert Baker, Jr.:	None(1)
Jason Leder:	None(1)
Kevin C. Holt:	None(1)
Devin E. Armstrong:	None(1)
James N. Warwick:	None(1)
Capital Growth Portfolio:
Dennis P. Lynch:	None
David S. Cohen:	None
Sam G. Chainani:	None
Alexander T. Norton:	None
Jason C. Yeung:	None
Enterprise Portfolio:
Hooman Yaghoobi:	None(1)
Growth and Income Portfolio:
James A. Gilligan:	None(1)
James O. Roeder:	None(1)
Mark Laskin:	None(1)
Thomas B. Bastian:	None(1)
Sergio Marcheli:	None(1)
Government Portfolio:
Jaidip Singh	None

As of November 20, 2008, the dollar range of securities beneficially owned by the portfolio manager in the Portfolio is shown below:

Sanjay Verma—None

As of October 31, 2008, the dollar range of securities beneficially owned (either directly or notionally, through certain defined contribution and/or deferred compensation programs) by each portfolio manager in the Portfolio is shown below:

Global Tactical Asset Allocation Portfolio:

Francine J. Bovich—None

Anjun Zhou—None

(1)	Although the portfolio manager does not have any assets directly invested in the applicable Portfolio, he/she has made investments in one or more other mutual funds managed by the same portfolio management team pursuant to a similar strategy.

OTHER AGREEMENTS

Accounting Services Agreement

The Portfolios have entered into an accounting services agreement pursuant to which the Adviser provides accounting services to the Portfolios supplementary to those provided by the custodian. Such services are expected to enable the Portfolios to more closely monitor and maintain their accounts and records. The Portfolios pay all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. Each Portfolio shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on their respective net assets per fund.

Legal Services Agreement

The Mid Cap Growth Portfolio and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of such funds’ minute books and records, preparation and oversight of such funds’ regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of such funds. Payment by such funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

Chief Compliance Officer Employment Agreement

Each Portfolio has entered into an employment agreement with John Sullivan and Morgan Stanley pursuant to which Mr. Sullivan, an employee of Morgan Stanley, serves as Chief Compliance Officer of each Portfolio and other Van Kampen funds. The Portfolios’ Chief Compliance Officer and his staff are responsible for administering the compliance policies and procedures of the Portfolios and other Van Kampen funds. The Portfolios reimburse Morgan Stanley for the costs and expenses of such services, including compensation and benefits, insurance, occupancy and equipment, information processing and communication, office services, conferences and travel, postage and shipping. The Portfolios share together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

Portfolio Payments Pursuant to These Agreements

Pursuant to these agreements, Morgan Stanley or its affiliates have received from each Portfolio the following approximate amounts:

	Fiscal Year Ended December 31,
Portfolio Name	2007	2006	2005

Capital Growth Portfolio	$30,300	$30,200	$30,200
Comstock Portfolio	187,300	135,600	93,500
Enterprise Portfolio	18,000	19,100	18,000
Global Tactical Asset Allocation Portfolio	N/A	N/A	N/A
Government Portfolio	23,100	20,000	18,400
Growth and Income Portfolio	97,300	76,800	61,700
Mid Cap Growth Portfolio	31,000	33,900	64,700
Money Market Portfolio	16,700	15,800	15,700

N/A - Not applicable

DISTRIBUTION AND SERVICE

The Distributor acts as the principal underwriter of the shares of the Trust pursuant to a written agreement (the “Distribution and Service Agreement”). The Distributor’s obligation is an agency or “best efforts” arrangement under which the Distributor is not obligated to sell any stated number of shares. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Trust’s Board of Trustees or (ii) by a vote of a majority of the Trust’s outstanding voting securities and (b) by a vote of a majority of trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days’ written notice. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Trust pays all expenses attributable to the registrations of its shares under federal law, including registration and filing fees, the cost of preparation of the prospectuses, related legal and auditing expenses, and the cost of printing prospectuses for current shareholders.

Each Portfolio has adopted a distribution plan (the “Distribution Plan”) with respect to its Class II Shares pursuant to Rule 12b-1 under the 1940 Act. Each Portfolio also has adopted a service plan (the “Service Plan”) with respect to its Class II Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the “Plans.” The Plans provide that a Portfolio may spend a portion of the average daily net assets attributable to its Class II Shares in connection with distribution of such class of shares and in connection with the provision of ongoing services to shareholders of such class. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor and sub-agreements with parties that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding a Portfolio, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation.

The Distributor must submit quarterly reports to the Board of Trustees of the Trust setting forth separately by Portfolio all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the trustees, and also by a vote of the disinterested trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to Class II Shares of a Portfolio without approval by a vote of a majority of the outstanding voting shares of Class II Shares of such

Portfolio, and all material amendments to either of the Plans must be approved by the trustees and also by the disinterested trustees. Each of the Plans may be terminated with respect to Class II Shares of a Portfolio at any time by a vote of a majority of the disinterested trustees or by a vote of a majority of the outstanding voting shares of Class II Shares of such Portfolio.

For the Class II Shares of a Portfolio, in any given year in which the Plans are in effect, the Plans generally provide for such Portfolio to pay the Distributor the lesser of (i) the amount of the Distributor’s actual distribution and service expenses incurred that year, plus any actual distribution and service expenses from prior years that are still unpaid by such Portfolio for such class of shares or (ii) the applicable plan fees for such class of shares at the rates specified in such Portfolio’s Prospectus. Except as may be mandated by applicable law, the Portfolio does not impose any limit with respect to the number of years into the future that such unreimbursed actual expenses may be carried forward. These unreimbursed actual expenses may or may not be recovered through plan fees in future years. If the Plans are terminated or not continued, the Portfolio would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Portfolio.

For the fiscal year ended December 31, 2007, the Distributor received the aggregate fees under the Plans (for Class II Shares only) as follows:

		Percentage of
		Average	Commission &	Servicing and
Portfolio Name	Aggregate Fees	Daily Net Assets	Transaction Fees	Administering Plans

Capital Growth Portfolio	$648,337	0.25%	$486,253	$162,084
Comstock Portfolio	$9,166,641	0.25%	$0	$9,166,641
Enterprise Portfolio	$52,408	0.25%	$0	$52,048
Global Tactical Asset Allocation Portfolio	N/A	—	N/A	—
Government Portfolio	$439,429	0.25%	$329,572	$109,857
Growth and Income Portfolio	$4,487,218	0.25%	$0	$4,487,218
Mid Cap Growth Portfolio	$110,324	0.25%	$0	$110,324
Money Market Portfolio	$112,865	0.25%	$84,649	$28,216

N/A - Not applicable

The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Portfolios, to Morgan Stanley & Co. Incorporated (“Morgan Stanley & Co.”) and certain unaffiliated brokers, dealers or other financial intermediaries, including recordkeepers and administrators of various deferred compensation plans (“Intermediaries”) in connection with the sale, distribution, marketing and/or retention of Portfolio shares and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to Morgan Stanley & Co. and to other Intermediaries for, among others things, promoting the sale and distribution of Portfolio shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists offered by the Intermediary, granting the Distributor access to the Intermediary’s financial advisors and consultants, providing assistance in the ongoing training and education of the Intermediary’s financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Portfolios. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Portfolios and/or some or all other Van Kampen funds), amount of assets invested by the Intermediary’s customers (which could include current or aged assets of the Portfolios and/or some or all other Van Kampen funds), the Intermediaries’ advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Adviser and/or Distributor. The amount of these payments may be different for different Intermediaries.

These payments currently include an amount up to 0.35% of the value of each Portfolio’s shares held in the Intermediaries’ accounts. You should review carefully any disclosure by your Intermediaries as to its compensation.

The prospect of receiving, or the receipt of, such compensation, as described above, by Morgan Stanley & Co. or other Intermediaries may provide Morgan Stanley & Co. or other Intermediaries, and/or their financial advisors or other salespersons, with an incentive to favor sales of shares of the Portfolios over other investment options with respect to which Morgan Stanley & Co. or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Portfolios or the amount that the Portfolios receive to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Portfolio shares and should review carefully any disclosure provided by Morgan Stanley & Co. or any other Intermediary as to its compensation.

TRANSFER AGENT

The Trust has entered into a transfer agency and service agreement with Investor Services, pursuant to which Investor Services serves as the Trust’s transfer agent, shareholder service agent and dividend disbursing agent. As consideration for the services it provides, Investor Services receives transfer agency fees in amounts that are determined through negotiations with the Trust and are approved by the Trust’s Board of Trustees. The transfer agency fees are based on competitive benchmarks. The Trust and Investor Services may enter into agreements with third party intermediaries, pursuant to which such intermediaries agree to provide recordkeeping and other administrative services for their clients who invest in the Fund. In such instances, the Trust will pay certain fees to the intermediaries for the services they provide that otherwise would have been performed by Investor Services.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

The Adviser is responsible for decisions to buy and sell securities for the Portfolios, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Portfolios’ investments, the policies and practices in this regard are subject to review by the Trust’s Board of Trustees.

Transactions in debt securities generally made by the Portfolios are principal transactions at net prices with little or no brokerage costs. Such securities are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Portfolios may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Portfolios and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker/dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm’s reliability, integrity and financial condition and the firm’s execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. In selecting among firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. In certain instances, the Adviser may instruct certain broker-dealers to pay for research services provided by executing brokers or third party research providers, which are selected independently by the Adviser. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Portfolios and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser’s receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Portfolios effect their securities transactions may be used by the Adviser in servicing all of its advisory accounts and/or accounts managed by its affiliates that are registered investment advisers; not all of such services may be used by the Adviser in connection with the Portfolios. To the extent that the Adviser receives these services from broker-dealers, it will not have to pay for these services itself.

The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms (and futures commission merchants) affiliated with the Portfolios, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Portfolios’ shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Portfolios and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Portfolios. In making such allocations among the Portfolios and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Portfolios and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

Certain broker-dealers (and futures commission merchants), through which the Portfolios may effect securities (or futures) transactions, are affiliated persons (as defined in the 1940 Act) of the Portfolios or affiliated persons of such affiliates, including Morgan Stanley or its subsidiaries. The Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Portfolios must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities or instruments during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Portfolios will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.

Unless otherwise described below, the Portfolios paid no commissions to affiliated brokers during the last three fiscal years. The Portfolios paid the following commissions to brokers during the fiscal years shown:

Affiliated Brokers
Commissions Paid:	Morgan Stanley DW Inc./Morgan Stanley & Co.

Fiscal year ended December 31, 2007	$5,879	(Mid Cap Growth Portfolio)
	$53,724	(Comstock Portfolio)
	$45,917	(Capital Growth Portfolio)
	$15,996	(Growth and Income Portfolio)
Fiscal year ended December 31, 2006	$5,493	(Mid Cap Growth Portfolio)
	$18,354	(Comstock Portfolio)
	$78,084	(Capital Growth Portfolio)
	$1,141	(Growth and Income Portfolio)
Fiscal year ended December 31, 2005	$9,587	(Mid Cap Growth Portfolio)
	$6,504	(Comstock Portfolio)
	$114,192	(Capital Growth Portfolio)
	$1,368	(Enterprise Portfolio)
	$1,607	(Growth and Income Portfolio)
Fiscal Year 2007 Percentages:
Commissions with affiliate to total commissions	5.79%	(Mid Cap Growth Portfolio)
	4.17%	(Comstock Portfolio)
	5.99%	(Capital Growth Portfolio)
	1.65%	(Growth and Income Portfolio)
Value of brokerage transactions with affiliate to total transactions	0.95%	(Mid Cap Growth Portfolio)
	0.08%	(Comstock Portfolio)
	1.21%	(Capital Growth Portfolio)
	0.03%	(Growth and Income Portfolio)

The following table summarizes for each Portfolio the total brokerage commissions paid, the amount of commissions paid to brokers selected primarily on the basis of research services provided to the Adviser and the value of these specific transactions.

				Global
				Tactical
	Capital			Asset		Growth and	Mid Cap	Money
	Growth	Comstock	Enterprise	Allocation	Government	Income	Growth	Market
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Fiscal Year Ended December 31, 2007
Total brokerage commissions	$765,955	$1,288,168	$40,736	N/A	$2,775	$968,066	$101,489	$0
Commissions for research services	$986,050	$1,018,000	$23,708	N/A	$0	$812,491	$114,507	$0
Value of research transactions	$1,208,103,762	$1,274,357,664	$2,235,372	N/A	$0	$909,972,058	$124,585,001	$0

Fiscal Year Ended December 31, 2006
Total brokerage commissions	$967,247	$1,715,625	$89,331	N/A	$2,129	$831,699	$123,613	$0
Commissions for research services	$759,886	$1,361,498	$10,122	N/A	$0	$675,407	$102,807	$0
Value of research transactions	$754,839,817	$1,323,991,094	$28,550,386	N/A	$0	$679,047,209	$94,505,682	$0

Fiscal Year Ended December 31, 2005
Total brokerage commissions	$904,596	$1,866,339	$70,276	N/A	$15,043	$1,129,179	$133,233	$0
Commissions for research services	$773,403	$1,366,804	$15,311	N/A	$0	$837,798	$115,062	$0
Value of research transactions	$709,635,075	$1,115,941,502	$11,394,988	N/A	$0	$700,607,355	$89,510,903	$0

N/A - Not applicable

MONEY MARKET PORTFOLIO NET ASSET VALUATION

The Money Market Portfolio’s use of the amortized cost method of valuing its portfolio securities is permitted by a rule adopted by the SEC. Under this rule, the Money Market Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less and invest only in securities determined by the Adviser to be of eligible quality with minimal credit risks. The valuation of each Money Market Portfolio’s investments is based upon their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that the Money Market Portfolio would receive if it sold the instrument.

The Money Market Portfolio has established procedures reasonably designed, taking into account current market conditions and the Money Market Portfolio’s investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as the Board of Trustees deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from net asset value per share based on amortized cost. In the event such deviation should exceed four tenths of one percent, the Board of Trustees is required to promptly consider what action, if any, should be initiated. If the Board of Trustees believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include selling portfolio securities prior to maturity; shortening the average maturity of the Money Market Portfolio; withholding or reducing dividends; or utilizing a net asset value per share determined by using available market quotations.

PURCHASE AND REDEMPTION OF SHARES

The purchase of shares of the Portfolios generally is limited to the Accounts as explained in the Portfolios’ Prospectuses. Such shares are sold and redeemed at their respective net asset values as described in the Portfolios’ Prospectuses.

Redemptions are not made on days during which the New York Stock Exchange (the “Exchange”) is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Portfolio to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

TAX STATUS

Federal Income Taxation of the Portfolios

The following discussion and the taxation discussion in the Prospectus are summaries of certain U.S. federal income tax considerations affecting each Portfolio and its shareholders. The discussions reflect applicable U.S. federal income tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service ( the “IRS”) retroactively or prospectively. These discussions assume that each Portfolio’s shareholders hold their shares as capital assets for federal income tax purposes (generally, assets held for investment). No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax considerations affecting each Portfolio and its shareholders, and the discussions set forth herein and in the Prospectus do not constitute tax advice. Shareholders are urged to consult their own tax advisers regarding the U.S. federal, state, local and foreign tax consequences of an investment in a Portfolio and any proposed tax law changes.

The Trust and each of its Portfolios will be treated as separate corporations for federal income tax purposes. The Portfolios each intend to qualify to be treated as regulated investment companies under Subchapter M of the Code. To qualify as a regulated investment company, each Portfolio must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.

If a Portfolio so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss), and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. Each Portfolio intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. A Portfolio will not be subject to federal income tax on any net capital gain distributed to shareholders and designated as capital gain dividends.

To avoid a nondeductible 4% excise tax, each Portfolio will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), and (iii) any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, a Portfolio will be treated as having been distributed.

If a Portfolio failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, such Portfolio would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company. Furthermore, any segregated asset account that holds shares of the Portfolio would not satisfy the diversification requirements of Section 817(h) of the Code, and as a result any contract supported by that segregated asset account would no longer qualify as a life insurance or annuity contract for U.S. federal income tax purposes and an owner of such a contract would be taxed currently on the income credited to the contract.

Some of the Portfolios’ investment practices are subject to special provisions of the Code that, among other things, may (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain or “qualified dividend income” into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Portfolio to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and/or (vii) produce income that will not qualify as good income for purposes of the annual gross income requirement that the Portfolio must meet to be treated as a regulated investment company. Each Portfolio intends to monitor its transactions and may make certain tax elections or take other actions to mitigate the effect of these provisions and prevent disqualification of such Portfolio as a regulated investment company.

Investments of a Portfolio in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, a Portfolio generally will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, such Portfolio may have to dispose of securities that it would otherwise have continued to hold.

Passive Foreign Investment Companies

Some of the Portfolios may invest in non-U.S. corporations that could be classified as “passive foreign investment companies” as defined for federal income tax purposes. For federal income tax purposes, such an investment may, among other things, cause such Portfolios to recognize income or gain without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would otherwise have been treated as capital gain.

Distributions to Shareholders

Distributions of a Portfolio’s investment company taxable income are taxable to shareholders as ordinary income to the extent of such Portfolio’s earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of a Portfolio’s net capital gains designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of such Portfolio have been held by such shareholders. Distributions in excess of the Portfolio’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).

Shareholders receiving distributions in the form of additional shares issued by a Portfolio will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The tax basis of such shares will equal their fair market value on the distribution date.

Each Portfolio will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from a Portfolio may be eligible for the corporate dividends received deduction if such Portfolio receives qualifying dividends during the year and if certain requirements of the Code are satisfied.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by a Portfolio and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of a Portfolio may be “spilled back” and treated as paid by the Portfolio (except for purposes of the nondeductible 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

Income from investments in foreign securities received by a Portfolio may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Certain foreign currency gains or losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) a Portfolio’s income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, such Portfolio’s income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Portfolio may be treated for federal income tax purposes as a return of capital, or in some circumstances, as capital gains. Generally, a shareholder’s tax basis in Portfolio shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

Sale of Shares

The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

General

The federal income tax rules applicable to life insurance companies taxed pursuant to Subchapter L of the Code govern the recognition of income, gain or loss attributable to assets held by segregated asset accounts of life insurance companies to fund variable life insurance or variable annuity contracts. These rules provide for reserve adjustments, which offset the tax effect of recognized income and loss, and for asset basis adjustments, which eliminate the potential gain or loss upon the disposition of account assets that have increased or decreased in value. Except for the effect of proration imposed by Section 812 of the Code, these rules generally prevent an insurance company from being taxed on the actual or deemed income from account assets to the extent such income has been reflected in the value of the supported contracts. Shareholders should consult their own tax advisors as to the interaction of the provisions of Subchapter L of the Code with those provisions applicable to regulated investment companies and their shareholders.

PORTFOLIO PERFORMANCE

The average annual total returns for each Portfolio are shown in the table below. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of each Portfolio’s investment objective(s) and policies as well as the risks incurred in each Portfolio’s investment practices. All total return figures are for the Trust’s fiscal year ended December 31, 2007. Total return calculations do not take into account expenses at the “wrap” or contractholder level as explained in each Portfolio’s Prospectus. If expenses at the contract level had been included, the returns shown would be lower. Total return is calculated and shown separately for each class of shares offered by each Portfolio.

Class I Shares

			Average Annual
		Average Annual	Total Return		Cumulative
		Total Return	for Ten Year		Non-standardized
	Total Return for	for Five Year	Period or Since		Total Return
	One Year Period	Period	Inception		Since Inception

Comstock Portfolio commencement date 4/30/99	-2.04%	12.89%	6.81%	*	77.09%
Capital Growth Portfolio commencement date 07/03/95	16.96%	12.09%	7.53%		240.13%
Enterprise Portfolio commencement date 04/07/86	12.68%	11.32%	2.59%		424.62%
Global Tactical Asset Allocation Portfolio commencement date: N/A	N/A	N/A	N/A		N/A
Government Portfolio commencement date 04/07/86	7.33%	4.01%	5.34%		276.65%
Growth and Income Portfolio commencement date 12/23/96	2.80%	13.99%	9.59%		208.77%
Money Market Portfolio commencement date 04/07/86	4.71%	2.62%	3.35%		163.22%
 * Denotes since inception.

Class II Shares

		Average Annual		Cumulative
		Total Return	Average Annual	Non-standardized
	Total Return for	for Five Year	Total Return	Total Return
	One Year Period	Period	Since Inception	Since Inception

Mid Cap Growth Portfolio commencement date 9/25/00	17.60%	16.92%	-5.19%	-32.10%
Comstock Portfolio commencement date 9/18/00	-2.33%	12.62%	7.21%	66.11%
Capital Growth Portfolio commencement date 9/18/00	16.64%	11.81%	-6.27%	-37.61%
Enterprise Portfolio commencement date 7/24/00	12.46%	11.06%	-3.75%	-24.73%
Global Tactical Asset Allocation Portfolio commencement date: N/A	N/A	N/A	N/A	N/A
Government Portfolio commencement date 12/15/00	7.02%	3.74%	4.96%	40.67%
Growth and Income Portfolio commencement date 9/18/00	2.52%	13.71%	6.65%	59.88%
Money Market Portfolio commencement date 12/15/00	4.45%	2.37%	2.34%	17.67%

N/A — Not applicable

From time to time, the Portfolios, except the Money Market Portfolio, may advertise their total return for prior periods. Any such advertisement would include at least average annual total return quotations for one year, five year and ten year periods (or life of the Portfolio, if shorter). Other total return quotations, aggregate or average, over other time periods may also be included. Total return calculations do not take into account expenses at the “wrap” or contractholder level as explained in each Portfolio’s prospectus. Investors should also review total return calculations that include those expenses.

The total return of a Portfolio for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Portfolio from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price and that all income dividends or capital gains distributions during the period are reinvested in Portfolio shares at net asset value. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. A Portfolio’s total return will vary depending on market conditions, the securities comprising the Portfolio’s investment holdings, the Portfolio’s operating expenses and unrealized net capital gains or losses during the period. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Portfolio.

Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

A Portfolio may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of the Portfolio from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a Portfolio at a given time, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each Portfolio.

In addition to total return information, certain Portfolios may also advertise their current “yield.” Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Portfolio’s net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A “bond equivalent” annualization method is used to reflect a semiannual compounding. Yield calculations do not take into account expenses at the “wrap” or contractholder level as explained in the prospectus. Investors should also review yield calculations that include those expenses.

For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by a Portfolio in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or lesser than a Portfolio’s then current dividend rate.

A Portfolio’s yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by a Portfolio, portfolio maturity and a Portfolio’s expenses.

Yield quotations should be considered relative to changes in the net asset value of a Portfolio’s shares, a Portfolio’s investment policies, and the risks of investing in shares of a Portfolio. The investment return and principal value of an investment in a Portfolio will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The Adviser may, from time to time, waive advisory fees or reimburse a certain amount of the future ordinary business expenses of a Portfolio. Such waiver/reimbursement will increase the yield or total return of such Portfolio. The Adviser may stop waiving fees or reimbursing expenses at any time without prior notice.

From time to time the Money Market Portfolio advertises its “yield” and “effective yield.” Both yield figures are based on historical earnings and are not intended to indicate future performance. The “yield” of the Portfolio refers to the income generated by an investment in the Money Market Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then “annualized.” That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The “effective yield” is calculated similarly but, when annualized, the income earned by an investment in the Money Market Portfolio is assumed to be reinvested. The “effective yield” will be slightly higher than the “yield” because of the compounding effect of this assumed reinvestment. Since yield fluctuates, yield data cannot necessarily be used to compare an investment in the Money Market Portfolio’s shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is generally a function of the kind and quality of the instrument held in a portfolio, portfolio maturity, operating expenses and market conditions.

From time to time, certain Portfolios may include in their sales literature and shareholder reports a quotation of the current “distribution rate” for shares of such Portfolios. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by a Portfolio’s investments, and from total return which is a measure of the income actually earned by the Portfolio’s investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of a Portfolio’s performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Portfolios.

From time to time, a Portfolio’s marketing materials may include an update from the portfolio manager or the Adviser and a discussion of general economic conditions and outlooks. A Portfolio’s marketing materials may also show the Portfolio’s asset class diversification, top sectors, largest holdings and other Portfolio asset structures, such as duration, maturity, coupon, NAV, rating breakdown, alternative minimum tax exposure and number of issues in the Portfolio. Materials may also mention how the Distributor believes a Portfolio compares relative to other Portfolios of the Adviser. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their funds’ shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Portfolios will also be marketed on the internet.

In reports or other communications to shareholders or in advertising material, a Portfolio may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, the Dow Jones Industrial Average, Standard & Poor’s indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of such Portfolio published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each Portfolio. For these purposes, the performance of the Portfolios, as well as the performance of other mutual funds or indices, do not reflect various charges, the inclusion of which would reduce portfolio performance.

The Portfolios may also utilize performance information in hypothetical illustrations. For example, the Portfolios may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market; (3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

The Trust’s Annual Report and Semiannual Report contain additional performance information about each of the Trust’s Portfolios. A copy of the Annual Report or Semiannual Report may be obtained without charge from our web site at www.vankampen.com or by calling or writing the Trust at the telephone number or address printed on the cover of this Statement of Additional Information.

MONEY MARKET PORTFOLIO YIELD INFORMATION

The yield of the Money Market Portfolio is its net income expressed in annualized terms. The SEC requires by rule that a yield quotation set forth in an advertisement for a “money market” fund be computed by a standardized method based on a historical seven calendar day period. The standardized yield is computed by determining the net change (exclusive of realized gains and losses and unrealized appreciation and depreciation) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7. The determination of net change in account value reflects the value of additional shares purchased with dividends from the original share, dividends declared on both the original share and such additional shares, and all fees that are charged to all shareholder accounts, in proportion to the length of the base period and the Portfolio’s average account size. The Portfolio may also calculate its effective yield by compounding the unannualized base period return (calculated as described above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one.

The yield quoted at any time represents the amount being earned on a current basis for the indicated period and is a function of the types of instruments in the Portfolio, their quality and length of maturity, and the Portfolio’s operating expenses. The length of maturity for the Portfolio is the average dollar weighted maturity of the Portfolio. This means that the Portfolio has an average maturity of a stated number of days for all of its issues. The calculation is weighted by the relative value of the investment.

The yield fluctuates daily as the income earned on the investments of the Portfolio fluctuates. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. It should also be emphasized that the Portfolio is an open-end investment company and that there is no guarantee that the net asset value will remain constant. A shareholder’s investment in the Portfolio is not insured. Investors comparing results of the Portfolio with investment results and yields from other sources such as banks or savings and loan associations should understand this distinction. The yield quotation may be of limited use for comparative purposes because it does not reflect charges imposed at the Account level which, if included, would decrease the yield.

Other portfolios of the money market type as well as banks and savings and loan associations may calculate their yield on a different basis, and the yield quoted by the Portfolio could vary upwards or downwards if another method of calculation or base period were used.

OTHER INFORMATION

Disclosure of Portfolio Holdings

The Trust’s Board of Trustees and the Adviser have adopted policies and procedures regarding disclosure of portfolio holdings information (the “Policy”). Pursuant to the Policy, information concerning a Portfolio’s portfolio holdings may be disclosed only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by a Portfolio and the Adviser to a Portfolio’s shareholders. The Trust and the Adviser may not receive compensation or any other consideration (which includes any agreement to maintain assets in a Portfolio or in other investment companies or accounts managed by the Adviser or any affiliated person of the Adviser) in connection with the disclosure of portfolio holdings information of a Portfolio. The Trust’s Policy is implemented and overseen by the Portfolio Holdings Review Committee (the “PHRC”), which is described in more detail below.

Public Portfolio Holdings Information Disclosure Policy. Portfolio holdings information will be deemed public when it has been posted to the Trust’s public web site. On its public web site, the Trust currently makes available:

•	Calendar Quarters: Complete portfolio holdings at least 31 calendar days after the end of each calendar quarter.

•	Monthly: Top 10 (or top 15) largest portfolio holdings at least 15 business days after the end of each month (other than with respect to the Money Market Portfolio).

A Portfolio provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its Semiannual and Annual Reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Policy. Pursuant to the Policy, disclosing non-public portfolio holdings information to third parties may occur only when a Portfolio has a legitimate business purpose for doing so and the recipients of such information are subject to a duty of confidentiality and unless otherwise specified below, are required to enter into a non-disclosure agreement, both of which prohibit such recipients from disclosing or trading on the basis of the non-public portfolio holdings information. Any disclosure of non-public portfolio holdings information made to third parties must be approved by both a Portfolio’s Board of Trustees (or a designated committee thereof) and the PHRC. The Policy provides for disclosure of non-public portfolio holdings information to certain pre-authorized categories of entities, executing broker-dealers and shareholders, in each case under specific restrictions and limitations described below, and the Policy provides a process for approving any other entities.

Pre-Authorized Categories. Pursuant to the Policy, a Portfolio may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories. These third parties include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers, and service providers, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Adviser or a Portfolio and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Portfolio non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to a Portfolio or the Adviser (including legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement. The PHRC is responsible for monitoring and reporting on such entities to a Portfolio’s Board of Trustees. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the material non-public portfolio holdings information.

Broker-Dealer Interest Lists. Pursuant to the Policy, the Adviser may provide “interest lists” to broker-dealers who execute securities transactions for a Portfolio. Interest lists may specify only the CUSIP numbers and/or ticker symbols of the securities held in all registered management investment companies advised by the Adviser or affiliates of the Adviser on an aggregate basis. Interest lists will not disclose portfolio holdings on a fund by fund basis and will not contain information about the number or value of shares owned by a specified fund. The interest lists may identify the investment strategy to which the list relates, but will not identify particular funds or portfolio managers/management teams. Broker-dealers need not execute a non-disclosure agreement to receive interest lists.

Shareholders In-Kind Distributions. A Portfolio’s shareholders may, in some circumstances, elect to redeem their shares of a Portfolio in exchange for their pro rata share of the securities held by a Portfolio. In such circumstances, pursuant to the Policy, such Portfolio shareholders may receive a complete listing of the portfolio holdings of a Portfolio up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

Attribution Analyses. Pursuant to the Policy, a Portfolio may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

Transition Managers. Pursuant to the Policy, a Portfolio may disclose portfolio holdings to transition managers, provided that a Portfolio has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager, which prohibits any recipients of information from disclosing or trading on the basis of the non-public portfolio holdings information and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager, which also prohibits any recipients of information from disclosing or trading on the basis of the non-public portfolio holdings information.

Other Entities. Pursuant to the Policy, a Portfolio or the Adviser may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers, shareholders receiving in-kind distributions, persons receiving attribution analyses, or transition managers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement which prohibits any recipients of information from disclosing or trading on the basis of the non-public portfolio holdings information and the disclosure arrangement must have been approved by the PHRC and a Portfolio’s Board of Trustees (or a designated committee thereof). The PHRC will report to the Board of Trustees of a Portfolio on a quarterly basis regarding any other approved recipients of non-public portfolio holdings information.

PHRC and Board of Trustees Oversight. The PHRC, which consists of executive officers of a Portfolio and the Adviser, is responsible for overseeing and implementing the Policy and determining how portfolio holdings information will be disclosed on an ongoing basis. The PHRC will periodically review and has the authority to amend the Policy as necessary. The PHRC will meet at least quarterly to (among other matters):

•	address any outstanding issues relating to the Policy;

•	monitor the use of information and compliance with non-disclosure agreements by current recipients of portfolio holdings information;

•	review non-disclosure agreements that have been executed with prospective third parties and determine whether the third parties will receive portfolio holdings information;

•	generally review the procedures to ensure that disclosure of portfolio holdings information is in the best interests of Portfolio shareholders; and

•	monitor potential conflicts of interest between Portfolio shareholders, on the one hand, and those of the Adviser, the Distributor or affiliated persons of a Portfolio, the Adviser or the Distributor, on the other hand, regarding disclosure of portfolio holdings information.

The PHRC will regularly report to the Board of Trustees on a Portfolio’s disclosure of portfolio holdings information and the proceedings of PHRC meetings.

Ongoing Arrangements of Portfolio Holdings Information. The Adviser and/or a Portfolio have entered into ongoing arrangements to make available public and/or non-public information about the Portfolio’s portfolio holdings. A Portfolio currently may disclose portfolio holdings information based on ongoing arrangements to the following pre-authorized parties:

Name	Information Disclosed	Frequency (1)	Lag Time

Service Providers
State Street Bank and
Trust Company (*)	Full portfolio holdings	Daily basis	(2)
Institutional Shareholder
Services (ISS) (proxy
voting agent) (*)	Full portfolio holdings	Twice a month	(2)
FT Interactive Data Pricing
Service Provider (*)	Full portfolio holdings	As needed	(2)
Van Kampen Investor
Services Inc. (*)	Full portfolio holdings	As needed	(2)
David Hall (*)	Full portfolio holdings	On a semi-annual and annual fiscal basis	(3)
Windawi (*)	Full portfolio holdings	On a semi-annual and annual fiscal basis	(3)

Fund Rating Agencies
Lipper (*)	Full portfolio holdings	Monthly and Quarterly basis	Approximately 1 day after previous month end and approximately 30 days after quarter end, respectively
Morningstar (**)	Full portfolio holdings	Quarterly basis	Approximately 30 days after quarter end
Standard & Poor’s (*)	Full portfolio holdings	Monthly	As of previous month end

Consultants and Analysts
Arnerich Massena & Associates,
Inc. (*)	Top Ten and Full portfolio holdings	Quarterly basis (6)	Approximately 10-12 days after quarter end
Bloomberg (**)	Full portfolio holdings	Quarterly basis	Approximately 30 days after quarter end
Callan Associates (*)	Top Ten and Full portfolio holdings	Monthly and quarterly basis, respectively (6)	Approximately 10-12 days after month/quarter end
Cambridge Associates (*)	Top Ten and Full portfolio holdings	Quarterly basis (6)	Approximately 10-12 days after quarter end

CTC Consulting, Inc. (**)	Top Ten and Full portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end, respectively
Credit Suisse First Boston (*)	Top Ten and Full portfolio holdings	Monthly and quarterly basis, respectively(6)	Approximately 10-12 days after month/quarter end
Evaluation Associates (*)	Top Ten and Full portfolio holdings	Monthly and quarterly basis, respectively(6)	Approximately 10-12 days after month/quarter end

Fund Evaluation Group (**)	Top Ten portfolio holdings (4)	Quarterly basis	At least 15 days after quarter end
Jeffrey Slocum &
Associates (*)	Full portfolio holdings (5)	Quarterly basis (6)	Approximately 10-12 days after quarter end
Hammond Associates (**)	Full portfolio holdings (5)	Quarterly basis	At least 30 days after quarter end
Hartland & Co. (**)	Full portfolio holdings (5)	Quarterly basis	At least 30 days after quarter end
Hartford Life and Annuity
Company and Hartford Life
Insurance Company (*)	Top Ten portfolio holdings (7)	Quarterly basis (6)	Approximately 12 business days after quarter end
Hewitt Associates (*)	Top Ten and Full portfolio holdings	Monthly and quarterly basis, respectively (6)	Approximately 10-12 days after month/quarter end
Merrill Lynch (*)	Full portfolio holdings	Monthly basis	Approximately 1 day after previous month end
Mobius (**)	Top Ten portfolio holdings (4)	Monthly basis	At least 15 days after month end
Nelsons (**)	Top Ten holdings (4)	Quarterly basis	At least 15 days after quarter end
Prime Buchholz & Associates,
Inc. (**)	Full portfolio holdings (5)	Quarterly basis	At least 30 days after quarter end
PSN (**)	Top Ten holdings (4)	Quarterly basis	At least 15 days after quarter end
PFM Asset Management
LLC (*)	Top Ten and Full portfolio holdings	Quarterly basis (6)	Approximately 10-12 days after quarter end
Russell Investment Group/
Russell/Mellon Analytical
Services, Inc. (**)	Top Ten and Full portfolio holdings	Monthly and quarterly basis	At least 15 days after month end and at least 30 days after quarter end, respectively
Stratford Advisory Group,
Inc. (*)	Top Ten portfolio holdings (7)	Quarterly basis(6)	Approximately 10-12 days after quarter end
Thompson Financial (**)	Full portfolio holdings (5)	Quarterly basis	At least 30 days after quarter end
Watershed Investment
Consultants, Inc. (*)	Top Ten and Full portfolio holdings	Quarterly basis (6)	Approximately 10-12 days after quarter end
Yanni Partners (**)	Top Ten portfolio holdings (4)	Quarterly basis	At least 15 days after quarter end
Portfolio Analytics Provider
Fact Set (*)	Complete portfolio holdings	Daily	One day

(*)	This entity has agreed to maintain Portfolio non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(**)	The Portfolio does not currently have a non-disclosure agreement in place with this entity and therefore this entity can only receive publicly available information.

(1)	Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

(2)	Information will typically be provided on a real time basis or as soon thereafter as possible.

(3)	As needed after the end of the semi-annual and/or annual period.

(4)	Full portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

(5)	Top Ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

(6)	This information will also be provided upon request from time to time.

(7)	Full portfolio holdings will also be provided upon request from time to time.

In addition, the following insurance companies, which are deemed service providers to the Portfolios, receive Top Ten portfolio holdings information, on a quarterly basis, approximately 15 days after quarter end: CUNA Mutual Insurance Society, Standard Insurance Company, TransAmerica Life Insurance Company, First SunAmerica Life Insurance Co., SunAmerica Life Insurance Company, Allianz Life Insurance Company of North America, Preferred Life Insurance Company of New York, Hanover Insurance Group, Inc., Allstate Life Insurance Co., Allstate Life Insurance Co. of New York, Lincoln Benefit Life Company, American Enterprise Life Ins. Co, American Centurian Life Insurance Company, IDS Life Insurance Company, American General Life Insurance Co., U.S. Life Insurance Co. of NY, American General Life Insurance Co. of NY, American General Annuity Insurance Co., Columbus Life Insurance Co., Fidelity Security Life Insurance Co., Great-West Life & Annuity Insurance Company and Charles Schwab & Co, Inc., First Great-West Life & Annuity Insurance Company and Charles Schwab & Co., Inc., Security Benefit Life Insurance Company, First Security Benefit Life Insurance and Annuity Company of New York, Genworth Life and Annuity Insurance Company, The Guardian Insurance & Annuity Co., Inc., American Life Insurance Co. of NY, Integrity Life Insurance Company, Merrill Lynch Life Insurance Co., Merrill Lynch Life Ins. Co. of New York, MetLife Insurance Co., MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut, First MetLife Investors Insurance Co., MetLife Investors USA Insurance Company, Metropolitan Life Insurance Company, Midland National Life Insurance Company, Minnesota Life Insurance Co., Integrity Life Insurance Company, National Integrity Life Insurance Company, Nationwide Financial Services, Inc., OM Financial Life Insurance Co., Protective Life Insurance Co., Sage Life Assurance of America, Inc., Sun Life Assurance Company of Canada (U.S.), CitiCorp Life Insurance Co., First CitiCorp Life Insurance Co. The Portfolios do not currently have non-disclosure agreements in place with these entities and therefore, these entities can only receive publicly available information.

A Portfolio may also provide Portfolio portfolio holdings information, as part of its normal business activities, to persons who owe a duty of trust or confidence to the Portfolios or the Adviser, and through such duty, such persons shall not disclose or trade on the basis of the non-public portfolio holdings information. These persons currently are (i) the Portfolios’ independent registered public accounting firm (as of a Portfolio’s fiscal year end and on an as needed basis), (ii) counsel to a Portfolio (on an as needed basis), (iii) counsel to the independent trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis).

Custody of Assets

Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Portfolios and are held by State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, as custodian. With respect to investments in foreign securities, the custodian enters into agreements with foreign sub-custodians. The custodian and sub-custodians generally domestically, and frequently abroad, do not actually hold certificates for the securities in their custody, but instead have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities. The custodian also provides accounting services to the Portfolios.

Shareholder Reports

Semiannual statements of the Trust containing information about each of the Portfolios, are furnished to shareholders, and annually such statements are audited by an independent registered public accounting firm.

Proxy Voting Policy and Proxy Voting Record

The Board of Trustees believes that the voting of proxies on securities held by a Portfolio is an important element of the overall investment process. The Board has delegated the day-to-day responsibility to the Adviser to vote such proxies, pursuant to the Board approved Proxy Voting Policy, a copy of which is currently in effect as of the date of this Statement of Additional Information is attached hereto as Appendix B.

The Proxy Voting Policy is subject to change over time and investors seeking the most current copy of the Proxy Voting Policy should go to our web site at www.vankampen.com. The Trust’s most recent proxy voting record for the most recent 12-month period ended June 30 which has been filed with the SEC is also available without charge on our web site at www.vankampen.com. The Trust’s proxy voting record is also available without charge on the SEC’s web site at www.sec.gov.

Independent Registered Public Accounting Firm

An independent registered public accounting firm for the Trust performs an annual audit of the financial statements of each Portfolio. The Trust’s Board of Trustees has engaged Ernst & Young LLP located at 233 South Wacker Drive, Chicago, Illinois 60606 to be the independent registered public accounting firm for each Portfolio.

Legal Counsel

Counsel to the Trust is Skadden, Arps, Slate, Meagher & Flom LLP.

FINANCIAL STATEMENTS

The audited financial statements of the Portfolio are incorporated herein by reference to the Annual Report to shareholders of the Portfolio dated December 31, 2007. The Annual Report may be obtained by following the instructions on the cover of this Statement of Additional Information. The Annual Report is included as part of the Portfolio’s filing on Form N-CSR as filed with the SEC on February 28, 2008 and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

APPENDIX A — DESCRIPTION OF SECURITIES RATINGS

Standard & Poor’s — A brief description of the applicable Standard & Poor’s (S&P) rating symbols and their meanings (as published by S&P) follows:

A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk but may incorporate an assessment of relative seniority of ultimate recovery in the event of default. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

BB, B, CCC, CC, C: Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (‘AAA’, ‘AA’, ‘A’, ‘BBB’, commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

Short-Term Issue Credit Ratings

A S&P short-term rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from ‘A-1’ for the highest quality obligations to ‘D’ for the lowest. These categories are as follows:

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Investors Service Inc. — A brief description of the applicable Moody’s Investors Service Inc. (Moody’s) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Medium-Term Note Ratings

Moody’s assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program’s relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:

•	Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes);

•	Notes allowing for negative coupons, or negative principal;

•	Notes containing any provision that could obligate the investor to make any additional payments;

•	Notes containing provisions that subordinate the claim.

For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

For credit-linked securities, Moody’s policy is to “look through” to the credit risk of the underlying obligor. Moody’s policy with respect to non-credit linked obligations is to rate the issuer’s ability to meet the contract as stated, regardless of potential losses to investors as a result of non-credit developments. In other words, as long as the obligation has debt standing in the event of bankruptcy, we will assign the appropriate debt class level rating to the instrument.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

APPENDIX B — MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES

I.	POLICY STATEMENT

Introduction — Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds — collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services — Institutional Shareholder Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.

Voting Proxies for Certain Non-U.S. Companies — Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

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II.	GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.

A. Routine Matters. We generally support routine management proposals. The following are examples of routine management proposals:

•	Approval of financial statements and auditor reports.

•	General updating/corrective amendments to the charter.

•	Most proposals related to the conduct of the annual meeting, with the following exceptions. We may oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported. Finally, we generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. Board of Directors

1.	Election of directors: In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.	We withhold or vote against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards, generally as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for a NYSE company with dispersed ownership, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Non-independent directors under NYSE standards include an employee or an individual with an immediate family member who is an executive (or in either case was in such position within the previous three years). A director’s consulting arrangements with the company, or material business relationships between the director’s employer and the company, also impair independence. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards.

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b.	Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation, nominating or audit committees.

c.	We consider withholding support or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders. This includes consideration for withholding support or voting against individual board members or an entire slate if we believe the board is entrenched and dealing inadequately with performance problems, and/or with insufficient independence between the board and management.

d.	We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. In the context of the U.S. market, these would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board.

e.	We generally withhold support from or vote against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

f.	We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.

2.	Board independence: We generally support proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

3.	Board diversity: We consider on a case-by-case basis proposals urging diversity of board membership with respect to social, religious or ethnic group.

4.	Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

5.	Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to “declassify” the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis.

6.	Cumulative voting: We generally support proposals to eliminate cumulative voting (which provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). Proposals to establish cumulative voting in the election of directors generally will not be supported.

7.	Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

8.	Director retirement age: Proposals recommending set director retirement ages are voted on a case-by-case basis.

9.	Proposals to limit directors’ liability and/or broaden indemnification of directors. Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and

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liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

C. Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.

D. Changes in legal and capital structure. We generally vote in favor of management proposals for technical and administrative changes to a company’s charter, articles of association or bylaws. We review non-routine proposals, including reincorporation to a different jurisdiction, on a case-by-case basis.

1.	We generally support the following:

•	Proposals that eliminate other classes of stock and/or eliminate unequal voting rights.

•	Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

•	Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

•	Proposals to authorize share repurchase plans.

•	Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Proposals to effect stock splits.

•	Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•	Proposals for higher dividend payouts.

2.	We generally oppose the following (notwithstanding management support):

•	Proposals that add classes of stock that would substantially dilute the voting interests of existing shareholders.

•	Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

•	Proposals to create “blank check” preferred stock.

•	Proposals relating to changes in capitalization by 100% or more.

E. Takeover Defenses and Shareholder Rights

1.	Shareholder rights plans: We support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills).

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2.	Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.	Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

4.	Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

F. Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). Proposals requiring auditors to attend the annual meeting of shareholders will be supported. We generally vote against proposals to indemnify auditors.

G. Executive and Director Remuneration.

1.	We generally support the following proposals:

•	Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

•	Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•	Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.	Blanket proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

3.	Proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its current and past practices.

4.	Proposals to U.S. companies that request disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission (“SEC”) regulations generally will not be supported.

5.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

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6.	Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

H. Social, Political and Environmental Issues. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

I. Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III.	ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the “Corporate Governance Team”). The Committee, which is appointed by MSIM’s Chief Investment Officer of Global Equities (“CIO”), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

A.	Committee Procedures

The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM’s Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).

The Committee will meet on an ad hoc basis to (among other matters): (1) authorize “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.

Members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst

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research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

B.	Material Conflicts of Interest

In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM’s General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C.	Identification of Material Conflicts of Interest

A potential material conflict of interest could exist in the following situations, among others:

1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:

1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.	If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.	If the Research Providers’ recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.

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D.	Proxy Voting Reporting

The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP (“AIP”).

Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights
For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.	Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.	Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

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Part C. Other Information

Item 23. Exhibits.

(a)	(1)		First Amended and Restated Agreement and Declaration of Trust(20)
	(2)		Certificate of Amendment(20)
	(3)		Second Certificate of Amendment(26)
	(4)		Third Amended and Restated Certificate of Designation of Enterprise Portfolio(29)
	(5)		Third Amended and Restated Certificate of Designation of Strategic Growth Portfolio(41)
	(6)		Second Amended and Restated Certificate of Designation of Government Portfolio(29)
	(7)		Second Amended and Restated Certificate of Designation of Money Market Portfolio(29)
	(8)		Second Amended and Restated Certificate of Designation of Growth and Income Portfolio(29)
	(9)		First Amended and Restated Certificate of Designation of Comstock Portfolio(29)
	(10)		Certificate of Designation of Aggressive Growth Portfolio(31)
	(11)		Certificate of Designation of Global Tactical Asset Allocation Portfolio†
	(12)		Fourth Amended and Restated Certificate of Designation of Capital Growth Portfolio†
	(13)		Amended and Restated Certificate of Designation of Mid Cap Growth Portfolio†
(b)			Amended and Restated By-Laws†
(c)			Not applicable
(d)	(1)	(i)	Investment Advisory Agreement for Enterprise Portfolio, Government Portfolio and Money Market Portfolio(24)
		(ii)	Amendment Number One to the Investment Advisory Agreement for Money Market Portfolio(39)
	(2)	(i)	Investment Advisory Agreement for Capital Growth Portfolio(24)
		(ii)	Amendment One to the Investment Advisory Agreement for Capital Growth Portfolio(29)
	(3)		Investment Advisory Agreement for Growth and Income Portfolio(24)
	(4)		Investment Advisory Agreement for Comstock Portfolio(25)
	(5)		Investment Advisory Agreement for Mid Cap Growth Portfolio(31)
	(6)		Investment Advisory Agreement for Global Tactical Asset Allocation Portfolio†
(e)	(1)		Amended and Restated Distribution and Service Agreement(41)
	(2)		Form of Participation Agreement(29)
(f)	(1)		Form of Trustee Deferred Compensation Plan(*)
	(2)		Form of Trustee Retirement Plan(*)
(g)	(1)	(a)	Custodian Contract(22)
		(b)	Amendment dated May 24, 2001 to Custodian Contract(35)
		(c)	Amendment dated October 3, 2005 to Custodian Contract(40)
	(2)		Amended and Restated Transfer Agency and Service Agreement(41)
(h)	(1)		Data Access Services Agreement(22)
	(2)	(a)	Fund Accounting Agreement(25)
		(b)	Amendments to Fund Accounting Agreement(25),(31),(36)
	(3)		Amended and Restated Legal Services Agreement for Mid Cap Growth Portfolio(36)
(i)	(1)		Opinion and consent of Skadden, Arps, Slate, Meagher & Flom (Illinois) for each of: Capital Growth Portfolio, Enterprise Portfolio, Government Portfolio, Growth and Income Portfolio, and Money Market Portfolio(22)
	(2)		Opinion and consent of Skadden, Arps, Slate, Meagher & Flom (Illinois) for Comstock Portfolio(25)
	(3)		Opinion and consent of Skadden, Arps, Slate, Meagher & Flom (Illinois) for Mid Cap Growth Portfolio(31)
	(4)		Opinion and consent of Skadden, Arps, Slate, Meagher & Flom LLP for Global Tactical Asset Allocation Portfolio†
(j)	(1)		Consent of independent registered public accounting firm†
(k)			Not applicable

(l)	(1)	Investment Letter dated April 4, 1986 for the Government Portfolio, Enterprise Portfolio and Money Market Portfolio(27)
	(2)	Investment Letter dated July 3, 1995 for the Capital Growth Portfolio(21)
(m)	(1)	Plan of Distribution Pursuant to Rule 12b-1(31)
	(2)	Form of Amended and Restated Service Plan(36)
(n)		Multi-class Plan for Van Kampen Life Investment Trust(36)
(p)	(1)	Code of Ethics of the Investment Adviser and Distributor(41)
	(2)	Code of Ethics of the Portfolios(34)
(q)		Power of Attorney†
(z)	(1)	List of Certain Investment Companies in response to Item 27(a)†
	(2)	List of Officers and Directors of Van Kampen Funds Inc. in response to Item 27(b)†

(20)	Incorporated herein by reference to Post-Effective Amendment No. 20 to Registrant’s Registration Statement on Form N-1A, File Number 33-628, filed December 22, 1995.

(21)	Incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A, File Number 33-628, filed March 6, 1996.

(22)	Incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A, File Number 33-628, filed April 30, 1997.

(24)	Incorporated herein by reference to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A, File Number 33-628, filed April 30, 1998.

(25)	Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A, File Number 33-628, filed May 19, 1998.

(26)	Incorporated herein by reference to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-1A, File Number 33-628, filed March 1, 1999.

(27)	Incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A, File Number 33-628, filed April 30, 1999.

(29)	Incorporated herein by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A, File Number 33-628, filed April 27, 2000.

(31)	Incorporated herein by reference to Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A, File Number 33-628, filed September 13, 2000.

(34)	Incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A, File Number 33-628, filed April 18, 2001.

(35)	Incorporated herein by reference to Post-Effective Amendment No. 35 to Registrant’s Registration Statement on Form N-1A, File Number 33-628, filed April 19, 2002.

(36)	Incorporated herein by reference to Post-Effective Amendment No. 36 to Registrant’s Registration Statement on Form N-1A, File Number 33-628, filed April 14, 2003.

(39)	Incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A, File Number 33-628, filed April 22, 2005.

(40)	Incorporated herein by reference to Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A, File Number 33-628, filed April 13, 2006.

(41)	Incorporated herein by reference to Post-Effective Amendment No. 41 to Registrant’s Registration Statement on Form N-1A, File Number 33-628, filed April 12, 2007.

(*)	Incorporated herein by reference to Post-Effective Amendment No. 81 to the Registration Statement on Form N-1A of Van Kampen Harbor Fund, File Number 2-12685, filed April 29, 1999.

†	Filed herewith.

††	To be filed by further amendment.

Item 24. Persons Controlled by or under Common Control with Registrant.

See the section entitled “General Information” in the statement of additional information.

Item 25. Indemnification.

Pursuant to Del. Code Ann. Title 12, Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever.

Reference is made to Article 8, Section 8.4 of the Registrant’s Amended and Restated Agreement and Declaration of Trust (the “Agreement and Declaration of Trust”). Article 8, Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person’s actions were not in the best interest of the Trust, (ii) willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, (iii) for a criminal proceeding, not having a reasonable cause to believe that such conduct was unlawful (collectively “Disabling Conduct”). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct in the conduct of his or her office.

The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officer or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides a security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant’s disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Pursuant to Section 7 of the Distribution and Service Agreement, the Registrant agrees to indemnify and hold harmless Van Kampen Funds Inc. (the “Distributor”) and each of its trustees and officers and each person if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees) arising by reason of any person acquiring any shares, based upon the ground that the Registration Statement prospectus, shareholder reports or other information filed or made public by the Registrant (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. The Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. In no case is the indemnity of the Registrant in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Trust or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement.

Pursuant to the agreement by which Van Kampen Investor Services Inc. (“Investor Services”) is appointed transfer agent of the Trust, the Registrant agrees to indemnify and hold Investor Services harmless against any losses, damages, costs, charges, payments, liabilities and expenses (including reasonable counsel fees) arising out of or attributable to:

(1) the performance of Investor Services under the agreement provided that Investor Services acted in good faith with due diligence and without negligence or willful misconduct.

(2) reliance by Investor Services on, or reasonable use by, Investor Services of information, records and documents which have been prepared on behalf of, or have been furnished by, the Trust, or the carrying out by Investor Services of any instructions or requests of the Trust.

(3) the offer or sale of the Trust’s shares in violation of any federal or state law or regulation or ruling by any federal agency unless such violation results from any failure by Investor Services to comply with written instructions from the Trust that such offers or sales were not permitted under such law, rule or regulation.

(4) the refusal of the Trust to comply with terms of the agreement, or the Trust’s lack of good faith, negligence or willful misconduct or breach of any representation or warranty made by the Trust under the agreement provided that if the reason for such failure is attributable to any action of the Trust’s investment adviser or distributor or any person providing accounting or legal services to the Trust, Investor Services only will be entitled to indemnification if such entity is otherwise entitled to the indemnification from the Trust.

See also “Investment Advisory Agreement” in the Statement of Additional Information.

Item 26. Business and Other Connections of Investment Adviser.

See “Investment Advisory Services” in the prospectus and “Trustees and Officers” and “Investment Advisory Agreement,” “Other Agreements” in the Statement of Additional Information for information regarding the business of Van Kampen Asset Management (the “Adviser”). For information as to the business, profession, vocation and employment of a substantial nature of each of the directors and officers of the Adviser, reference is made to the Adviser’s current Form ADV (File No. 801-1669)filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

Item 27. Principal Underwriters.

(a) The sole principal underwriter is Van Kampen Funds Inc. (the “Distributor”), which acts as principal underwriter for certain investment companies and unit investment trusts. See Exhibit (z)(1) incorporated herein.

(b) The Distributor, which is an affiliated person of the Registrant, is the only principal underwriter for the Registrant. The name, principal business address and position and office with the Distributor of its directors and officers are disclosed in Exhibit (z)(2), which is incorporated herein. Except as disclosed under the heading “Trustees and Officers” in Part B of this Registration Statement or Exhibit (z)(2), none of such persons has any position or office with Registrant.

(c) Not applicable; the sole principal unwriter is Van Kampen Funds, Inc., an affiliate.

Item 28. Location of Accounts and Records.

All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended and the rules thereunder to be maintained (i) by Registrant will be maintained at its offices located at 1 Parkway Plaza, P.O. Box 5555 — Suite 100, Oakbrook Terrace, Illinois 60181-5555, or at Van Kampen Investor Services Inc., Harborside Financial Center, Plaza 2, Jersey City, New Jersey 07303-0947, or at the State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts; (ii) by the Adviser, will be maintained at its offices located at 1 Parkview Plaza, P.O. Box 5555 — Suite 100, Oakbrook Terrace, Illinois 60181-5555; and (iii) by the Distributor, the principal underwriter, will be maintained at its offices located at 1 Parkview Plaza, P.O. Box 5555 — Suite 100, Oakbrook Terrace, Illinois 60181-5555.

Item 29. Management Services.

Not applicable.

Item 30. Undertakings.

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant, VAN KAMPEN LIFE INVESTMENT TRUST, certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 30th day of December, 2008.

VAN KAMPEN LIFE INVESTMENT TRUST

By	/s/ EDWARD C. WOOD III
Edward C. Wood III, President and Principal Executive Officer

Pursuant to the requirements of the 1933 Act, this Amendment to the Registration Statement has been signed December 30, 2008 by the following persons in the capacities indicated:

Signatures	Titles

Principal Executive Officer:

/s/ EDWARD C. WOOD III Edward C. Wood III	President and Principal Executive Officer

Principal Financial Officer:

/s/ STUART N. SCHULDT* Stuart N. Schuldt	Chief Financial Officer and Treasurer

Trustees:

/s/ DAVID C. ARCH* David C. Arch	Trustee

/s/ JERRY D. CHOATE* Jerry D. Choate	Trustee

/s/ ROD DAMMEYER* Rod Dammeyer	Trustee

/s/ LINDA HUTTON HEAGY* Linda Hutton Heagy	Trustee

/s/ R. CRAIG KENNEDY* R. Craig Kennedy	Trustee

/s/ HOWARD J KERR* Howard J Kerr	Trustee

/s/ JACK E. NELSON* Jack E. Nelson	Trustee

/s/ HUGO F. SONNENSCHEIN* Hugo F. Sonnenschein	Trustee

/s/ WAYNE W. WHALEN* Wayne W. Whalen	Trustee

/s/ SUZANNE H. WOOLSEY* Suzanne H. Woolsey	Trustee

* Signed by Elisa Mitchell pursuant to a power of attorney filed herewith.

/s/ ELISA MITCHELL Elisa Mitchell Attorney-in-Fact
December 30, 2008

VAN KAMPEN LIFE INVESTMENT TRUST

INDEX OF EXHIBITS TO POST-EFFECTIVE AMENDMENT NO. 44 TO FORM N-1A
AS SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION

Exhibit
Number		Exhibit

(a)	(11)	Certificate of Designation of Global Tactical Asset Allocation Portfolio
(a)	(12)	Fourth Amended and Restated Certificate of Designation of Capital Growth Portfolio
(a)	(13)	Amended and Restated Certificate of Designation of Mid Cap Growth Portfolio
(b)		Amended and Restated By-Laws
(d)	(6)	Investment Advisory Agreement for Global Tactical Asset Allocation Portfolio
(i)	(4)	Opinion and consent of Skadden, Arps, Slate, Meagher & Flom LLP
(j)	(1)	Consent of independent public accounting firm
(q)		Power of Attorney
(z)	(1)	List of Certain Investment Companies in response to Item 27(a)
	(2)	List of Officers and Directors of Van Kampen Funds Inc. in response to Item 27(b)